File No. 33-10238
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]

     Post-Effective Amendment No. 28                                  [X]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 28                                                 [X]


                     (Check appropriate box or boxes.)

                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND

              (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----
      X   on July 16, 1997 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a
               previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended April 30, 1996 was filed on June 26, 1996.

                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND
               Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____


  1           Cover Page                                   Cover

  2           Synopsis                                     3

  3           Condensed Financial Information                6

  4           General Description of Registrant            32

  5           Management of the Fund                       38

  5(a)        Management's Discussion of Fund's Performance  60

  6           Capital Stock and Other Securities           61

  7           Purchase of Securities Being Offered           40

  8           Redemption or Repurchase                     48

  9           Pending Legal Proceedings                    *


Items in
Part B of
Form N-1A
---------

  10          Cover Page                                   Cover

  11          Table of Contents                            Cover

  12          General Information and History                B-1, B-41

  13          Investment Objectives and Policies           B-2

  14          Management of the Fund                       B-13

  15          Control Persons and Principal                B-17
              Holders of Securities

  16          Investment Advisory and Other                B-18
              Services

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.
                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)
Items in
Part B of
Form N-1A     Caption                                      Page
_________     _______                                      _____


  17          Brokerage Allocation                         B-33

  18          Capital Stock and Other Securities           B-33

  19          Purchase, Redemption and Pricing               B-21, B-24
              of Securities Being Offered                    B-31

  20          Tax Status                                   B-31

  21          Underwriters                                 B-21

  22          Calculations of Performance Data               B-34

  23          Financial Statements                         B-105


Items in
Part C of
Form N-1A
_________


  24          Financial Statements and Exhibits            C-1

  25          Persons Controlled by or Under               C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                              C-4

  28          Business and Other Connections of            C-5
              Investment Adviser

  29          Principal Underwriters                       C-11

  30          Location of Accounts and Records               C-14

  31          Management Services                          C-14

  32          Undertakings                                 C-14


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.





DREYFUS PREMIER STATE MUNICIPAL BOND FUND

PROSPECTUS                                                       JULY 16, 1997

        Dreyfus Premier State Municipal Bond Fund (the "Fund") is an open-end, non-diversified, management investment company, known as a mutual fund. The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk.

      The Fund permits you to invest in any of thirteen separate portfolios (each, a "Series"): the Connecticut Series, the Florida Series, the Georgia Series, the Maryland Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the North Carolina Series, the Ohio Series, the Pennsylvania Series, the Texas Series and the Virginia Series. Each Series seeks to achieve the Fund's investment objective by investing in Municipal Obligations primarily issued by issuers in the State after which it is named and believed to be exempt from Federal and, where applicable, from that State's income tax. It is anticipated that substantially all dividends paid by each Series will be exempt from Federal income tax and also, where applicable, will be exempt from the personal income tax of the State after which the Series is named.
        By this Prospectus, each Series is offering three Classes of shares_Class A, Class B and Class C_which are described herein. See "Alternative Purchase Methods."
        The Fund provides free redemption checks with respect to Class A shares, which you can use in amounts of $500 or more for cash or to pay bills. You can purchase or redeem all classes of shares by telephone using the TELETRANSFER Privilege.
        The Dreyfus Corporation professionally manages the Fund's portfolios. This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.


        The Statement of Additional Information dated July 16, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.


        Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal
Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                                       TABLE OF CONTENTS
                FEE TABLE..........................................        3


                CONDENSED FINANCIAL INFORMATION....................        6
                ALTERNATIVE PURCHASE METHODS.......................        31
                DESCRIPTION OF THE FUND............................        32
                MANAGEMENT OF THE FUND.............................        38
                HOW TO BUY SHARES..................................        40
                SHAREHOLDER SERVICES...............................        44
                HOW TO REDEEM SHARES...............................        48
                DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN....        52
                DIVIDENDS, DISTRIBUTIONS AND TAXES.................        52
                PERFORMANCE INFORMATION............................        60
                GENERAL INFORMATION................................        61
                APPENDIX...........................................        63


                                    Page 2

FEE TABLE

                                                               CONNECTICUT SERIES                   FLORIDA SERIES
                                                          ----------------------------      ----------------------------
SHAREHOLDER TRANSACTION EXPENSES                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
        Maximum Sales Load Imposed on Purchases
          (as a percentage of offering price)........      4.50%      None       None         4.50%      None       None
        Maximum Deferred Sales Charge Imposed on Redemptions
        (as a percentage of the amount subject to charge)  None*      4.00%      1.00%        None*      4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees....................                 .55%      .55%        .55%         .55%       .55%       .55%
        12b-1 Fees.........................                None        .50%       .75%        None        .50%       .75%
        Other Expenses.....................                 .37%       .39%       .34%         .36%       .36%       .69%
        Total Fund Operating Expenses......                 .92%      1.44%      1.64%         .91%      1.41%      1.99%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
          1 YEAR...........................                $ 54      $55/15**   $27/17**      $ 54      $54/14**   $30/20**
          3 YEARS..........................                $ 73      $76/46**   $52           $ 73      $75/45**   $62
          5 YEARS..........................                $ 94      $99/79**   $89           $ 93      $97/77**   $107
          10 YEARS.........................                $153      $145***    $194          $152      $143***    $232

                                                                GEORGIA SERIES                     MARYLAND SERIES
                                                          -----------------------------     ----------------------------
SHAREHOLDER TRANSACTION EXPENSES                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)               4.50%      None       None         4.50%      None       None
        Maximum Deferred Sales Charge
         Imposed on Redemptions (as a percentage of
         the amount subject to charge)                     None*      4.00%      1.00%        None*      4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees................                    .55%       .55%       .55%         .55%       .55%       .55%
         12b-1 Fees.....................                   None        .50%       .75%        None        .50%       .75%
         Other Expenses.................                    .40%       .39%       .68%         .35%       .38%       .50%
         Total Fund Operating Expenses..                    .95%      1.44%      1.98%         .90%      1.43%      1.80%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
          1 YEAR...........................                $  54     $55/15**   $30/20**      $ 54      $55/15**   $28/18**
          3 YEARS..........................                $  74     $76/46**   $62           $ 72      $75/45**   $57
          5 YEARS..........................                $  95     $99/79**   $107          $ 93      $98/78**   $97
          10 YEARS.........................                $156      $147***    $231          $151      $144***    $212
    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
  **Assuming no redemption of shares.
***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
                                    Page 3

FEE TABLE
                                                              MASSACHUSETTS SERIES                 MICHIGAN SERIES
                                                          -----------------------------      -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)               4.50%      None       None         4.50%      None       None
        Maximum Deferred Sales Charge
         Imposed on Redemptions (as a percentage
         of the amount subject to charge)                  None*      4.00%      1.00%        None*      4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees................                    .55%       .55%       .55%        .55%        .55%       .55%
         12b-1 Fees.....................                   None        .50%       .75%        None        .50%       .75%
         Other Expenses.................                    .37%       .38%       .39%         .38%       .39%       .40%
         Total Fund Operating Expenses..                    .92%      1.43%      1.69%         .93%      1.44%      1.70%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
          1 YEAR........................                   $ 54      $55/15**   $27/17**      $ 54      $55/15**   $27/17**
          3 YEARS.......................                   $ 73      $75/45**   $53           $ 73      $76/46**   $54
          5 YEARS.......................                   $ 94      $98/78**   $92           $ 94      $99/79**   $92
          10 YEARS......................                   $153      $145***    $200          $154      $146***    $201

                                                                  MINNESOTA SERIES                 NEW JERSEY SERIES
                                                          -----------------------------      -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)               4.50%      None       None         4.50%      None       None
        Maximum Deferred Sales Charge Imposed
         on Redemptions (as a percentage of the
         amount subject to charge)                         None*      4.00%      1.00%        None*      4.00%      1.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees................                    .55%       .55%       .55%         .55%       .55%       .55%
         12b-1 Fees.....................                   None        .50%       .75%        None        .50%       .75%
         Other Expenses.................                    .35%       .38%       .12%         .75%       .73%      1.43%
         Total Fund Operating Expenses..                    .90%      1.43%      1.42%        1.30%      1.78%      2.73%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
          1 Year........................                   $ 54      $55/15**   $24/14**      $58       $58/18**   $38/28**
          3 Years.......................                   $ 72      $75/45**   $45           $84       $86/56**   $85
          5 Years.......................                   $ 93      $98/78**   $78           $113      $116/96**  $144
          10 Years......................                   $151      $144***    $170          $195      $185***    $306
    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
  **Assuming no redemption of shares.
***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.


                                    Page 4

FEE TABLE
                                                              NORTH CAROLINA SERIES                   OHIO SERIES
                                                          -----------------------------      -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
        Maximum Sales Load Imposed on Purchases
          (as a percentage of offering price)              4.50%      None       None         4.50%      None       None
        Maximum Deferred Sales Charge Imposed
          on Redemptions (as a percentage of the
          amount subject to charge)                        None*      4.00%      1.00%        None*      4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees.................                    .55%       .55%       .55%         .55%       .55%       .55%
        12b-1 Fees......................                   None        .50%       .75%        None        .50%       .75%
        Other Expenses..................                    .45%       .46%       .43%         .34%       .37%       .33%
        Total Fund Operating Expenses...                   1.00%      1.51%      1.73%         .89%      1.42%      1.63%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
          1 Year........................                   $ 55      $55/15**   $28/18**      $ 54      $54/14**   $27/17**
          3 Years.......................                   $ 75      $78/48**   $54           $ 72      $75/45**   $ 51
          5 Years.......................                   $ 98      $102/82**  $94           $ 92      $98/78**   $ 89
          10 Years......................                   $162      $154***    $204          $150      $143***    $193

                                                                PENNSYLVANIA SERIES                    TEXAS SERIES
                                                          -----------------------------      -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)               4.50%      None       None         4.50%      None       None
        Maximum Deferred Sales Charge Imposed
         on Redemptions (as a percentage of the
         amount subject to charge)                         None*      4.00%      1.00%        None*      4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees.................                    .55%      .55%.55%         .55%          .55%      .55%
        12b-1 Fees......................                   None          .50%.75%      .None      .50%  .75%
        Other Expenses..................                    .37%      .38%.40%         .37%          .38%      .46%
        Total Fund Operating Expenses...                    .92%    1.43%1.70%         .92%         1.43%      1.76%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                          CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C
                                                          -------    -------    -------      -------    -------    -------
          1 Year........................                   $ 54      $55/15**   $28/18**      $ 54      $55/15**   $27/17**
          3 Years.......................                   $ 73      $75/45**   $55           $ 73      $75/45**   $54
          5 Years.......................                   $ 94      $98/78**   $95           $ 94      $98/78**   $92
          10 Years......................                   $153      $145***    $207          $153      $145***    $201
    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
  **Assuming no redemption of shares.
***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
                                    Page 5

                                                                              VIRGINIA SERIES
                                                                       -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                       CLASS A    CLASS B    CLASS C
                                                                       --------   -------    -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price).................           4.50%      None       None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)...           None*      4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees.....................................            .55%       .55%       .55%
         12b-1 Fees..........................................           None        .50%       .75%
         Other Expenses......................................            .50%       .51%       .43%
         Total Fund Operating Expenses.......................           1.05%      1.56%      1.73%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                                       CLASS A    CLASS B    CLASS C
                                                                       --------   -------    -------
          1 Year.............................................           $ 55      $56/16**   $28/18**
          3 Years............................................           $ 77      $79/49**   $54
          5 Years............................................           $100      $105/85**  $94
          10 Years...........................................           $167      $159***    $204

    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
  **Assuming no redemption of shares.
***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
------------------------------------------------------------------------------
The amounts listed in the examples should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, each Series' actual performance will vary and may result in an actual return greater or less than 5%.
------------------------------------------------------------------------------
            The purpose of the foregoing tables is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Long-term investors in Class B or Class C could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing tables does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing tables. See "Management of the Fund," "How to Buy Shares," "How to Redeem Shares"and "Distribution Plan and Shareholder Services Plan."
CONDENSED FINANCIAL INFORMATION
            The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                                    Page 6

FINANCIAL HIGHLIGHTS
                Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each Series for each period indicated. This information has been derived from the Series' financial statements.




                                                                    CONNECTICUT SERIES
                                -----------------------------------------------------------------------------------------------
                                                                      Class A Shares
                                -----------------------------------------------------------------------------------------------
                                                                   Year Ended April 30,
                                -----------------------------------------------------------------------------------------------
  PER SHARE DATA:                 1988(1)   1989      1990       1991       1992       1993       1994        1995        1996
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  Net asset value,
  beginning of year..             $11.00    $10.72    $11.05     $10.88     $11.28     $11.45     $12.26     $11.81     $11.76
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  INVESTMENT OPERATIONS:
  Investment income_net              .76       .81       .80        .77        .72        .71        .68        .67        .66
  Net realized and unrealized gain
  (loss) on investments             (.28)      .38      (.15)       .40        .17        .81       (.42)      (.05)       .14
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  TOTAL FROM
  INVESTMENT OPERATIONS              .48      1.19       .65       1.17        .89       1.52        .26        .62        .80
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  DISTRIBUTIONS:
  Dividends from investment
  income_net........                (.76)     (.81)     (.80)      (.77)      (.72)      (.71)      (.68)      (.67)      (.66)
  Dividends from net realized
  gain on investments                ._       (.05)     (.02)       ._         ._         ._        (.03)       ._         ._
  Dividends in excess of net
  realized gain on investments       ._        ._        ._         ._         ._         ._         ._         ._         ._
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  TOTAL DISTRIBUTIONS               (.76)     (.86)     (.82)      (.77)      (.72)      (.71)      (.71)      (.67)      (.66)
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  Net asset value,
  end of year........             $10.72    $11.05    $10.88     $11.28     $11.45     $12.26     $11.81     $11.76     $11.90
                                  =======   =======   =======    =======    =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN(2)       5.00%(3)    11.54%     5.93%     11.10%      8.14%     13.62%      1.92%      5.47%      6.85%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                ._        ._        ._         .21%       .52%       .69%       .80%       .89%       .92%
  Ratio of net investment income to
  average net assets.            7.31%(3)     7.24%     7.05%      6.81%      6.30%      5.93%      5.44%      5.77%      5.45%
  Decrease reflected in above
  expense ratios due to
undertakings by
The Dreyfus Corporation
(limited to the expense
limitation provision of the
Management Agreement)            1.50%(3)     1.42%     1.10%       .75%       .41%       .21%       .09%       .01%       ._
  Portfolio Turnover Rate       91.09%(4)    72.52%    12.62%      6.30%      8.53%     24.22%     10.83%     10.48%     28.83%
  Net Assets, end of year
  (000's omitted)....            $11,641   $31,056   $83,206   $183,788   $280,305   $360,020   $364,182   $335,964   $321,559
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.
                                    Page 7

                                                              CONNECTICUT SERIES (CONTINUED)
                                                  ------------------------------------------------------
                                                         Class B Shares              Class C Shares
                                                  -----------------------------   ----------------------
                                                        Year Ended APRIL 30,       Year Ended APRIL 30,
                                                  -----------------------------   ----------------------
                                                     1993(1)    1994     1995          1996    1996(2)
                                                     -------   -------   ------       -------  -------
PER SHARE DATA:
  Net asset value, beginning of year..                $11.89   $12.26   $11.80        $11.76   $11.84
                                                     -------   -------   ------       -------  -------
  INVESTMENT OPERATIONS:
  Investment income_net..............                    .18      .61      .61           .60      .40
  Net realized and unrealized gain (loss)
  on investments......................                   .37     (.43)    (.04)          .13      .05
                                                     -------   -------   ------       -------  -------
  Total from Investment Operations....                   .55      .18      .57           .73      .45
                                                     -------   -------   ------       -------  -------
  DISTRIBUTIONS:
  Dividends from investment income_net                  (.18)    (.61)    (.61)         (.60)    (.40)
  Dividends from net realized gain
  on investments......................                   ._      (.03)     ._            ._       ._
                                                     -------   -------   ------       -------  -------
  Total Distributions.................                  (.18)    (.64)    (.61)         (.60)    (.40)
                                                     -------   -------   ------       -------  -------
  Net asset value, end of year........                $12.26   $11.80   $11.76        $11.89   $11.89
                                                     =======   =======  =======       =======  =======
TOTAL INVESTMENT RETURN(3)............              16.08%(4)    1.26%    4.99%        6.20%  5.31%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets            1.12%(4)    1.36%    1.41%        1.44%  1.64%(4)
  Ratio of net investment income to
  average net assets..................               4.57%(4)    4.78%    5.21%        4.92%  4.31%(4)
  Decrease reflected in above expense ratios
  due to undertakings by The Dreyfus
Corporation (limited to the expense limitation
provision of the Management Agreement)                .12%(4)     .08%    .01%        ._          ._
  Portfolio Turnover Rate.............                 24.22%   10.83%10.48%28.83%          28.83%
  Net Assets, end of year (000's omitted)             $9,492  $32,246             $35,425        $38,838  $1,007
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.
                                    Page 8

                                                                      FLORIDA SERIES
                                -----------------------------------------------------------------------------------------------
                                                                      Class A Shares
                                -----------------------------------------------------------------------------------------------
                                                                   Year Ended April 30,
                                -----------------------------------------------------------------------------------------------
PER SHARE DATA:                  1988(1)    1989      1990       1991       1992       1993       1994       1995       1996
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  Net asset value,
  beginning of year..             $12.00    $12.85    $13.48     $13.34     $13.93     $14.33     $15.02     $14.43     $14.51
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  INVESTMENT OPERATIONS:
  Investment income-net              .92      1.02      1.02        .99        .95        .92        .85        .81        .79
  Net realized and unrealized gain
  (loss) on investments              .85       .63      (.11)       .61        .41        .86       (.51)       .12        .17
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  TOTAL FROM INVESTMENT
  OPERATIONS.........               1.77      1.65       .91       1.60       1.36       1.78        .34        .93        .96
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........               (.92)    (1.02)    (1.02)      (.99)      (.95)      (.92)      (.85)      (.81)      (.79)
  Dividends from net realized
  gain on investments                ._        ._       (.03)      (.02)      (.01)      (.17)      (.04)      (.04)      (.20)
  Dividends in excess of net
  realized gain on investments       ._        ._        ._         ._         ._         ._        (.04)       ._         ._
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  TOTAL DISTRIBUTIONS               (.92)    (1.02)    (1.05)     (1.01)      (.96)     (1.09)      (.93)      (.85)      (.99)
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  Net asset value, end of year    $12.85    $13.48    $13.34     $13.93     $14.33     $15.02     $14.43     $14.51     $14.48
                                  =======   =======   =======    =======    =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN(2)      16.24%(3)    13.32%     6.83%     12.40%     10.09%     12.84%      2.14%      6.71%      6.63%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets.                ._        ._        ._         .21%       .52%       .69%       .80%       .90%       .91%
  Ratio of net investment income
  to average net assets          7.76%(3)     7.26%     7.24%      7.11%      6.65%      6.21%      5.61%      5.67%      5.29%
  Decrease reflected in above
  expense ratios due to
undertakings by
The Dreyfus Corporation
(limited to the expense
limitation provision of the
Management Agreement)            1.50%(3)     1.50%     1.08%       .74%       .41%       .21%       .10%       .01%       ._
  Portfolio Turnover Rate       31.25%(4)    17.16%    27.69%       .28%     20.99%     33.18%     20.84%     50.62%     54.37%
  Net Assets, end of year
  (000's omitted)....             $1,493   $15,061   $67,416   $177,927   $245,474   $299,775   $289,791   $252,406   $227,478
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.
                                    Page 9

                                                                      FLORIDA SERIES (CONTINUED)
                                                -------------------------------------------------------------------
                                                                 Class B Shares                    Class C Shares
                                                ----------------------------------------------  -------------------
                                                              Year Ended APRIL 30,              Year Ended APRIL 30,
                                                ----------------------------------------------  -------------------
PER SHARE DATA:                                    1993(1)      1994       1995       1996            1996(2)
                                                   --------     -------    -------    -------          -------
  Net asset value, beginning of year..             $14.59      $15.01     $14.42     $14.51           $14.65
                                                   --------     -------    -------    -------          -------
  INVESTMENT OPERATIONS:
  Investment income-net...............                .24         .77        .73        .71              .48
  Net realized and unrealized gain (loss)
  on investments......................                .42        (.51)       .13        .16              .02
                                                   --------     -------    -------    -------          -------
  TOTAL FROM INVESTMENT OPERATIONS....                .66         .26        .86        .87              .50
                                                   --------     -------    -------    -------          -------
  DISTRIBUTIONS:
  Dividends from investment income-net               (.24)       (.77)      (.73)      (.71)            (.48)
  Dividends from net realized gain
  on investments......................                ._         (.04)      (.04)      (.20)            (.20)
  Dividends in excess of net realized gain
  on investments......................                ._         (.04)       ._         ._               ._
                                                   --------     -------    -------    -------          -------
  TOTAL DISTRIBUTIONS.................               (.24)       (.85)      (.77)      (.91)            (.68)
                                                   --------     -------    -------    -------          -------
  Net asset value, end of year........             $15.01      $14.42     $14.51     $14.47           $14.47
                                                   =======     =======    =======    =======          =======
TOTAL INVESTMENT RETURN(3)............           15.60%(4)       1.54%      6.21%     6.01%           4.69%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets         1.12%(4)       1.34%      1.41%     1.41%           1.99%(4)
  Ratio of net investment income to
  average net assets..................            4.87%(4)       4.91%      5.13%     4.77%           4.20%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to the
expense limitation provision of the
Management Agreement).................             .12%(4)        .09%       .01%      ._                ._
  Portfolio Turnover Rate.............              33.18%      20.84%     50.62%    54.37%          54.37%
  Net Assets, end of year (000's omitted)          $5,916     $22,476     $25,282  $27,023          $35
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.
                                    Page 10

                                                                GEORGIA SERIES
                            ----------------------------------------------------------------------------------
                                                                                                    CLASS C
                                CLASS A SHARES                        CLASS B SHARES                 SHARES
                            ------------------------------  ---------------------------------      -----------
                                                                                                   YEAR ENDED
                             YEAR ENDED APRIL 30,                  YEAR ENDED APRIL 30,             APRIL 30,
                            ------------------------------  ---------------------------------      -----------
PER SHARE DATA:             1993(1) 1994    1995    1996      1993(2)   1994   1995    1996          1996(3)
                            ------  ------  ------  ------    ------   ------  ------  ------        -----
  Net asset value,
  beginning of year        $12.50  $13.27   $12.69  $12.80    $12.71   $13.27  $12.69  $12.80        $12.85
                            ------  ------  ------  ------    ------   ------  ------  ------        -----
  INVESTMENT OPERATIONS:
  Investment income-net       .51    .73       .73     .66       .20      .67     .66    .59            .38
  Net realized and
   unrealized gain
   (loss) on investments      .77   (.58)      .11     .25       .56     (.58)    .11    .26            .20
                            ------  ------  ------  ------    ------   ------  ------  ------        -----
  TOTAL FROM INVESTMENT
  OPERATIONS......           1.28    .15       .84     .91       .76      .09     .77    .85            .58
                            ------  ------  ------  ------    ------   ------  ------  ------        -----
  DISTRIBUTIONS:
  Dividends from investment
  income-net......           (.51)  (.73)     (.73)   (.66)     (.20)    (.67)   (.66)  (.59)          (.38)
                            ------  ------  ------  ------    ------   ------  ------  ------        -----
  Net asset value,
  end of year.....         $13.27 $12.69    $12.80  $13.05    $13.27   $12.69  $12.80  $13.06        $13.05
                            ======  ======  ======  ======    ======   ======  ======  ======        ======
TOTAL INVESTMENT
  RETURN(4)             15.91%(5)    .97%     6.87%   7.14% 20.66%(5)     .46%   6.33%   6.69%      6.28%(5)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
   average net assets         ._     .07%      .25%    .74%   .50%(5)     .58%    .75%   1.24%      1.98%(5)
  Ratio of net investment
   income to average
   net assets            5.55%(5)   5.41%     5.80%   5.00%  4.60%(5)    4.85%   5.27%   4.46%      3.73%(5)
  Decrease reflected in above
  expense ratios due to
  undertakings by The Dreyfus
  Corporation (limited to the
  expense limitation provision
  of the Management
  Agreement)......       1.46%(5)   1.02%      .78%    .21%  1.37%(5)     1.02%    .80%   .20%        ._
  Portfolio Turnover
   Rate                 37.79%(6)   6.76%    34.04%  33.09% 37.79%(6)     6.76%  34.04% 33.09%     33.09%
  Net Assets, end of year
  (000's omitted).        $7,304 $10,058    $8,985  $8,346    $6,319   $16,243 $19,429$20,106        $88
  (1)From September 3, 1992 (commencement of operations) to April 30, 1993.
  (2)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (3)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (4)Exclusive of sales load.
  (5)Annualized.
  (6)Not annualized.
                                    Page 11

                                                                      MARYLAND SERIES
                                -----------------------------------------------------------------------------------------------
                                                                      Class A Shares
                                -----------------------------------------------------------------------------------------------
                                                                   Year Ended April 30,
                                -----------------------------------------------------------------------------------------------
PER SHARE DATA:                   1988(1)     1989      1990      1991       1992        1993       1994       1995      1996
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  Net asset value,
  beginning of year..             $12.50    $11.38    $11.72     $11.61     $12.13     $12.43     $13.02     $12.46     $12.54
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  INVESTMENT OPERATIONS:
  Investment income-net              .80       .87       .86        .85        .79        .76        .73        .70        .67
  Net realized and unrealized gain
  (loss) on investments            (1.12)      .34      (.09)       .53        .35        .68       (.53)       .08        .23
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  TOTAL FROM INVESTMENT
  OPERATIONS.........               (.32)     1.21       .77       1.38       1.14       1.44        .20        .78        .90
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........               (.80)     (.87)     (.86)      (.85)      (.79)      (.76)      (.73)      (.70)      (.67)
  Dividends from net realized
  gain on investments                ._        ._       (.02)      (.01)      (.05)      (.09)      (.03)       ._        (.08)
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  TOTAL DISTRIBUTIONS               (.80)     (.87)     (.88)      (.86)      (.84)      (.85)      (.76)      (.70)      (.75)
                                  -------   -------   -------    -------    -------    -------    -------    -------    -------
  Net asset value, end of year    $11.38    $11.72    $11.61     $12.13     $12.43     $13.02     $12.46     $12.54     $12.69
                                  =======   =======   =======    =======    =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN(2)     (2.50%)(3)    11.05%     6.69%     12.24%      9.68%     11.93%      1.33%      6.52%      7.24%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                ._        ._        ._         .21%       .53%       .69%       .80%       .90%       .90%
  Ratio of net investment income
  to average net assets          7.44%(3)     7.26%     7.12%      6.98%      6.40%      5.93%      5.51%      5.69%      5.23%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)        1.50%(3)     1.50%     1.11%       .75%       .41%       .22%       .10%       .01%       ._
  Portfolio Turnover Rate       75.21%(4)     8.67%    30.03%      1.45%     16.21%     17.92%     10.27%     35.39%     41.65%
  Net Assets, end of year
  (000's omitted)....             $4,353   $24,383   $85,794   $179,959   $254,240   $337,307   $335,518   $301,834   $283,878
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.
                                    Page 12

                                                                        MARYLAND SERIES (CONTINUED)
                                             _____________________________________________________________________________
                                                                Class B Shares                           Class C Shares
                                             _____________________________________________________     _____________________
                                                              Year Ended APRIL 30,                     Year Ended APRIL 30,
                                             _____________________________________________________     _____________________
PER SHARE DATA:                              1993(1)          1994            1995           1996            1996(2)
                                             ________       ________        ________       ________         ________
  Net asset value, beginning of year..       $12.64          $13.02          $12.46         $12.54           $12.67
                                             ________       ________        ________       ________         ________
  INVESTMENT OPERATIONS:
  Investment income-net...............          .20             .65            .63             .61              .41
  Net realized and unrealized
  gain (loss)
  on investments......................          .38            (.53)            .08           .23               .10
                                             ________       ________        ________       ________         ________
  TOTAL FROM INVESTMENT OPERATIONS....          .58             .12             .71            .84              .51
                                             ________       ________        ________       ________         ________
  DISTRIBUTIONS:
  Dividends from investment income-net        (.20)            (.65)          (.63)          (.61)             (.41)
  Dividends from net realized gain
  on investments                                __             (.03)            __           (.08)             (.08)
  Dividends in excess of net
  realized gain
  on investments......................          __              __             __             __                __
                                             ________       ________        ________       ________         ________
  TOTAL DISTRIBUTIONS.................        (.20)            (.68)          (.63)          (.69)             (.49)
                                             ________       ________        ________       ________         ________
  Net asset value, end of year........       $13.02          $12.46          $12.54         $12.69            $12.69
                                             =======       ========        ========       ========         =========
TOTAL INVESTMENT RETURN(3)............        15.74%(4)        .75%           5.94%          6.66%            5.57%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets      1.09%(4)       1.37%           1.44%          1.43%            1.80%(4)
  Ratio of net investment income to
  average net assets..................        4.55%(4)        4.82%           5.13%          4.68%            4.59%(4)
  Decrease reflected in above expense
  ratios due to
  undertakings by The Dreyfus Corporation
  (limited to
  the expense limitation provision of
  the Management Agreement).............       .12%(4)         .08%            .01%            __              __
  Portfolio Turnover Rate.............       17.92%          10.27%          35.39%         41.65%           41.65%
  Net Assets, end of year (000's omitted)    $5,931         $30,527         $35,090        $41,179              $27
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.
                                        Page 13

                                                                      MASSACHUSETTS SERIES
                                    _______________________________________________________________________________________________
                                                                         Class A Shares
                                    _______________________________________________________________________________________________
                                                                      Year Ended April 30,
                                   ________________________________________________________________________________________________
PER SHARE DATA:                   1988(1)     1989        1990      1991       1992      1993         1994      1995         1996
                                  _______    _______    _______    _______    _______    _______    _______    _______      _______
  Net asset value,
  beginning of year..              $11.50    $10.54      $10.92     $10.69    $11.05     $11.41      $12.13     $11.64      $11.53
                                  _______    _______    _______    _______    _______    _______    _______    _______      _______
  INVESTMENT OPERATIONS:
  Investment income-net               .76        .83        .82        .79        .75        .73        .71        .69         .66
  Net realized and unrealized gain
  (loss) on investments             (.96)        .38      (.23)        .37        .36        .73      (.44)      (.06)         __
                                  _______    _______    _______    _______    _______    _______    _______    _______      _______
  TOTAL FROM INVESTMENT
  OPERATIONS.........               (.20)       1.21        .59       1.16       1.11       1.46        .27        .63         .66
                                  _______    _______    _______    _______    _______    _______    _______    _______      _______
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                (.76)     (.83)      (.82)      (.79)      (.75)      (.73)      (.71)      (.69)        (.66)
  Dividends from net realized
  gain on investments                 __         __         __       (.01)        __       (.01)      (.05)        __         (.03)
  Dividends in excess of net
  realized gain on investments        __         __         __          __        __        __          __        (.05)        __
                                  _______    _______    _______    _______    _______    _______    _______    _______      _______
  TOTAL DISTRIBUTIONS                (.76)     (.83)      (.82)      (.80)      (.75)      (.74)       (.76)      (.74)       (.69)
                                  _______    _______    _______    _______    _______    _______    _______    _______      _______
  Net asset value, end of year     $10.54    $10.92      $10.69     $11.05     $11.41     $12.13     $11.64     $11.53      $11.50
                                  =======    =======    =======    =======    =======    =======    =======    =======     ========
TOTAL INVESTMENT RETURN(2)         (1.67%)(3) 11.91%      5.49%     11.23%     10.32%     13.14%      2.08%      5.72%        5.69%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets.                  __        __        __         .19%       .55%       .69%       .82%       .94%        .92%
  Ratio of net investment income
  to average net assets             7.63%(3)   7.58%      7.40%      7.21%      6.65%      6.16%      5.80%      6.04%       5.57%
  Decrease reflected in above
  expense ratios due to
  undertakings by
  The Dreyfus Corporation
  (limited to the expense
  limitation provision
  of the Management Agreement)      1.50%(3)   1.48%      1.11%       .78%       .41%       .24%       .11%       .01%        __
  Portfolio Turnover Rate          36.11%(4)  17.76%     28.44%     47.07%     24.75%     11.36%     12.04%     13.62%      34.86%
  Net Assets, end of year
  (000's omitted)....              $5,174    $21,578    $43,375    $57,328    $66,873    $79,701    $76,865    $72,731    $68,812
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.
                                          Page 14

                                                                    MASSACHUSETTS SERIES (CONTINUED)
                                             _____________________________________________________________________________
                                                                Class B Shares                           Class C Shares
                                             _____________________________________________________     _____________________
                                                              Year Ended APRIL 30,                     Year Ended APRIL 30,
                                             _____________________________________________________     _____________________
PER SHARE DATA:                              1993(1)          1994            1995           1996            1996(2)
                                             ________       ________        ________       ________         ________
  Net asset value, beginning of year..       $11.79          $12.13         $11.63          $11.52            $11.59
                                             ________       ________        ________       ________         ________
  INVESTMENT OPERATIONS:
  Investment income-net...............          .19             .64            .63             .60              .40
  Net realized and unrealized gain (loss)
  on investments......................          .34            (.45)          (.06)            __              (.08)
                                             ________       ________        ________       ________         ________
  TOTAL FROM INVESTMENT OPERATIONS....          .53             .19            .57             .60              .32
                                             ________       ________        ________       ________         ________
  DISTRIBUTIONS:
  Dividends from investment income-net         (.19)           (.64)          (.63)          (.60)             (.40)
  Dividends from net realized gain
on investments                                  __             (.05)            __           (.03)            (.03)
  Dividends in excess of net realized gain
  on investments......................          __              __            (.05)            __               __
                                             ________       ________        ________       ________         ________
  TOTAL DISTRIBUTIONS.................        (.19)            (.69)          (.68)          (.63)            (.43)
                                             ________       ________        ________       ________         ________
  Net asset value, end of year........       $12.13          $11.63         $11.52          $11.49           $11.48
                                             =======        =======        ========       =========         ========
TOTAL INVESTMENT RETURN(3)............        15.56%(4)       1.44%           5.15%          5.15%           3.76%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets      1.15%(4)       1.36%           1.45%          1.43%           1.69%(4)
  Ratio of net investment income to
    average net assets                        4.92%(4)        5.18%           5.47%          5.03%            4.72%(4)
  Decrease reflected in above expense
  ratios due to
  undertakings by The Dreyfus Corporation
  (limited to the
expense limitation provision of the
Management Agreement).................        .13%(4)          .10%           .01%             __               __
  Portfolio Turnover Rate.............       11.36%          12.04%         13.62%          34.86%           34.86%
  Net Assets, end of year (000's omitted)    $1,066          $3,702          $4,220         $5,255               $1
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.
                                            Page 15

                                                                         MICHIGAN SERIES
                                    --------------------------------------------------------------------------------------
                                                                          Class A Shares
                                    --------------------------------------------------------------------------------------
                                                                       Year Ended April 30,
                                    --------------------------------------------------------------------------------------
PER SHARE DATA:                       1988(1)   1989      1990      1991      1992      1993      1994      1995      1996
                                       ___       ___       ___       ___       ___       ___       ___       ___       ___
  Net asset value,
  beginning of year..               $13.00    $13.45    $14.10    $13.80     $14.34   $14.80    $15.65    $15.27    $15.14
                                       ___       ___       ___       ___       ___       ___       ___       ___       ___
  INVESTMENT OPERATIONS:
  Investment income-net               1.00      1.07      1.05      1.01       .95       .92       .89       .85       .83
  Net realized and unrealized gain
  (loss) on investments                .45       .65      (.27)      .54       .46       .98      (.30)      .11       .20
                                       ___       ___       ___       ___       ___       ___       ___       ___       ___
  TOTAL FROM INVESTMENT
  OPERATIONS.........                 1.45      1.72       .78      1.55      1.41      1.90       .59       .96      1.03
                                       ___       ___       ___       ___       ___       ___       ___       ___       ___
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                (1.00)    (1.07)    (1.05)    (1.01)     (.95)     (.92)     (.89)     (.85)     (.83)
  Dividends from net realized
  gain on investments                   ._        ._      (.03)       ._        ._      (.13)     (.08)     (.24)     (.19)
                                       ___       ___       ___       ___       ___       ___       ___       ___       ___
  TOTAL DISTRIBUTIONS                (1.00)    (1.07)    (1.08)    (1.01)     (.95)    (1.05)     (.97)    (1.09)    (1.02)
                                       ___       ___       ___       ___       ___       ___       ___       ___       ___
  Net asset value, end of year      $13.45    $14.10    $13.80    $14.34    $14.80    $15.65    $15.27    $15.14    $15.15
                                       ===       ===       ===       ===       ===       ===       ===       ===       ===
TOTAL INVESTMENT RETURN(2)           12.32%(3) 13.25%     5.59%    11.61%    10.12%    13.25%     3.65%     6.65%     6.81%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                   ._        ._        ._.       20%      .53%      .69%      .81%      .92%      .93%
  Ratio of net investment income
  to average net assets               7.97%(3)  7.49%     7.23%     7.07%     6.47%     6.01%     5.56%     5.66%     5.35%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)             1.50%(3)  1.50%     1.16%      .79%      .42%      .25%      .11%      .01%       ._
  Portfolio Turnover Rate            48.80%(4) 32.72%    20.23%    27.31%    21.42%    14.99%    19.96%    48.30%    56.88%
  Net Assets, end of year
  (000's omitted)....               $1,671    $8,548   $56,699  $111,696  $145,159  $184,138  $187,405  $176,604  $166,538
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.
                                    Page 16

                                                       MICHIGAN SERIES (CONTINUED)
                                             ------------------------------------------------------------------------
                                                               Class B Shares                       Class C Shares
                                             -------------------------------------------------   --------------------
                                                              Year Ended APRIL 30,               Year Ended APRIL 30,
                                             -------------------------------------------------   --------------------
PER SHARE DATA:                                1993(1)       1994          1995           1996          1996(2)
                                               ----          ----          ----           ----          ----
  Net asset value, beginning of year..       $15.20        $15.64        $15.27         $15.13        $15.18
                                               ----          ----          ----           ----          ----
  INVESTMENT OPERATIONS:
  Investment income-net...............          .24           .80           .77            .75           .50
  Net realized and unrealized gain (loss)
  on investments......................          .44          (.29)          .10            .21           .17
                                               ----          ----          ----           ----          ----
  TOTAL FROM INVESTMENT OPERATIONS....          .68           .51           .87            .96           .67
                                               ----          ----          ----           ----          ----
  DISTRIBUTIONS:
  Dividends from investment income-net        (.24)          (.80)         (.77)          (.75)         (.50)
  Dividends from net realized gain
    on investments                               ._          (.08)         (.24)          (.19)         (.19)
                                               ----          ----          ----           ----          ----
  TOTAL DISTRIBUTIONS.................        (.24)          (.88)        (1.01)          (.94)         (.69)
                                               ----          ----          ----           ----          ----
  Net asset value, end of year........        $15.64       $15.27        $15.13         $15.15        $15.16
                                               ====          ====          ====           ====          ====
TOTAL INVESTMENT RETURN(3)............        15.50%(4)      3.11%         6.01%          6 33%         6.12%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets      1.18%(4)      1.38%         1.44%          1.44%         1.70%(4)
  Ratio of net investment income to
  average net assets..................         4.85%(4)      4.88%         5.10%          4.82%         4.47%(4)
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation
(limited to the expense limitation provision of the
Management Agreement).................          .14%(4)       .09%          .01%           ._             ._
  Portfolio Turnover Rate.............        14.99%        19.96%        48.30%         56.88%        56.88%
  Net Assets, end of year (000's omitted)    $3,581       $13,861       $16,471        $19,031          $133
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.
                                    Page 17

                                                                               MINNESOTA SERIES
                                    _________________________________________-__________________________________________________-
                                                                                 Class A Shares
                                    _________________________________________________________________________________-__________-
                                                                              Year Ended April 30,
                                    _________________________________________________________________________________-__________-
PER SHARE DATA:                      1988(1)    1989       1990       1991       1992       1993       1994       1995       1996
                                      ___        ___        ___        ___        ___        ___        ___        ___        ___
  Net asset value,
  beginning of year..              $13.50     $13.37     $13.92     $13.74     $14.28     $14.63     $15.31     $14.72     $14.90
                                      ___        ___        ___        ___        ___        ___        ___        ___        ___
  INVESTMENT OPERATIONS:
  Investment income-net               .97       1.07       1.04       1.02        .96        .92        .87        .83        .82
  Net realized and unrealized gain
  (loss) on investments              (.13)       .55       (.13)       .56        .36        .77       (.53)       .18        .08
                                      ___        ___        ___        ___        ___        ___        ___        ___        ___
  TOTAL FROM INVESTMENT
  OPERATIONS.........                 .84       1.62        .91       1.58       1.32       1.69        .34       1.01        .90
                                      ___        ___        ___        ___        ___        ___        ___        ___        ___
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                (.97)     (1.07)     (1.04)     (1.02)      (.96)      (.92)      (.87)      (.83)      (.82)
  Dividends from net realized
  gain on investments                  ._         ._       (.05)      (.02)      (.01)      (.09)      (.06)        ._         ._
                                      ___        ___        ___        ___        ___        ___        ___        ___        ___
  TOTAL DISTRIBUTIONS                (.97)     (1.07)     (1.09)     (1.04)      (.97)     (1.01)      (.93)      (.83)      (.82)
                                      ___        ___        ___        ___        ___        ___        ___        ___        ___
  Net asset value,
  end of year........              $13.37     $13.92     $13.74     $14.28     $14.63     $15.31     $14.72     $14.90     $14.98
                                      ===        ===        ===        ===        ===        ===        ===        ===        ===
TOTAL INVESTMENT RETURN(2)           7.01%(3)  12.57%      6.67%     11.89%      9.45%     11.96%      2.08%      7.14%      6.11%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                  ._         ._         ._        .20%       .53%       .69%       .80%       .90%       .90%
  Ratio of net investment income
  to average net assets              7.79%(3)   7.66%      7.25%      7.19%      6.53%      6.13%      5.61%      5.68%      5.41%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)            1.50%(3)   1.50%      1.16%       .79%       .41%       .24%       .11%       .01%        ._
  Portfolio Turnover Rate           70.26%(4)  31.64%     23.48%     14.04%     12.32%     23.42%     12.21%     51.95%     35.47%
  Net Assets, end of year
  (000's omitted)....              $4,331    $13,019    $46,428    $85,066   $122,782   $148,765   $155,657   $145,444   $138,058
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.
                                    Page 18

                                                                            MINNESOTA SERIES (CONTINUED)
                                                             _____________________________-_____________________________-
                                                                          Class B Shares             Class C Shares
                                                             _________________-_________________-  __________-__________-
                                                                       Year Ended APRIL 30,        Year Ended APRIL 30,
                                                             _________________-_________________-  __________-__________-
PER SHARE DATA:                                              1993(1)    1994       1995       1996       1996(2)
                                                             ___-       ___-       ___-       ___-       ___-
  Net asset value, beginning of year..                     $14.86     $15.32     $14.74     $14.92     $14.96
                                                             ___-       ___-       ___-       ___-       ___-
  INVESTMENT OPERATIONS:
  Investment income-net...............                        .24        .78        .75        .74        .50
  Net realized and unrealized gain (loss)
  on investments......................                        .46       (.52)       .18        .09        .05
                                                             ___-       ___-       ___-       ___-       ___-
  TOTAL FROM INVESTMENT OPERATIONS....                        .70        .26        .93        .83        .55
                                                             ___-       ___-       ___-       ___-       ___-
  DISTRIBUTIONS:
  Dividends from investment income-net                       (.24)      (.78)      (.75)      (.74)      (.50)
  Dividends from net realized gain on investments              ._       (.06)        ._         ._         ._
                                                             ___-       ___-       ___-       ___-       ___-
  TOTAL DISTRIBUTIONS.................                       (.24)      (.84)      (.75)      (.74)      (.50)
                                                             ___-       ___-       ___-       ___-       ___-
  Net asset value, end of year........                     $15.32     $14.74     $14.92     $15.01     $15.01
                                                             ====       ====       ====       ====       ====
TOTAL INVESTMENT RETURN(3)............                      16.32%(4)   1.55%      6.57%      5.62%      5.15%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                    1.16%(4)   1.38%      1.44%      1.43%      1.42%(4)
  Ratio of net investment income to
  average net assets..................                       4.83%(4)   4.91%      5.13%      4.87%      4.00%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................                        .14%(4)    .09%       .01%        ._         ._
  Portfolio Turnover Rate.............                      23.42%     12.21%     51.95%     35.47%     35.47%
  Net Assets, end of year (000's omitted)                  $4,633    $21,004    $23,217    $25,617       $373
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.
                                    Page 19



                                                            NEW JERSEY SERIES*
                                                __________________________________________________________
                                                              CLASS A SHARES
                                                __________________________________________________________
                                                         Year Ended July 31,           Nine Months Ended
                                                ________________________________
PER SHARE DATA:                                          1994(1)   1995      1996      APRIL 30, 1997(2)
                                                         ___-      ____      ___-     ____________________
  Net asset value, beginning of year..                 $12.50    $12.58    $12.71           $12.79
                                                         ___-      ___-      ___-             ___-
  INVESTMENT OPERATIONS:
  Investment income-net...............                    .18       .71       .59              .42
  Net realized and unrealized gain (loss)
  on investments......................                    .08       .13       .08             (.02)
                                                         ___-      ___-      ___-             ___-
  TOTAL FROM INVESTMENT OPERATIONS....                    .26       .84       .67              .40
                                                         ___-      ___-      ___-             ___-
  DISTRIBUTIONS:
  Dividends from investment income-net                   (.18)     (.71)     (.59)            (.42)
  Dividends from net realized gain on investments          ._        ._        ._             (.14)
                                                         ___-      ___-      ___-             ___-
  TOTAL DISTRIBUTIONS.................                   (.18)     (.71)     (.59)            (.56)
                                                         ___-      ___-      ___-             ___-
  Net asset value, end of year........                 $12.58    $12.71    $12.79           $12.63
                                                         ====      ====      ====             ====
TOTAL INVESTMENT RETURN(3)............                   2.07%(4)  7.01%     5.31%            4.25%(5)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                  ._       .10%     1.14%            1.20%(5)
  Ratio of net investment income to
  average net assets..................                   5.25%(5)  5.60%     4.55%            4.39%(5)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................                   2.50%(5)  1.35%      .08%             .10%(5)
  Portfolio Turnover Rate.............                     ._     43.48%    28.14%          110.12%(4)
  Net Assets, end of year (000's omitted)              $2,318    $4,981    $5,212           $4,837
*On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey
  Series of Premier Insured Municipal Bond Fund. The financial data provided above prior to such date is for the New
  Jersey Series of Premier Insured Municipal Bond Fund.
(1)  From May 4, 1994 (commencement of operations) to July 31, 1994.
(2)  Effective August 1, 1996, the Series has changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.
(3)  Exclusive of sales load.
(4)  Not annualized.
(5)  Annualized.
                                    Page 20

                                                                 NEW JERSEY SERIES* (CONTINUED)
                                                    ______________________________________________________
                                                              CLASS B SHARES
                                                    ______________________________________________________
                                                            Year Ended July 31,        Nine Months Ended
                                                    ________________________________
PER SHARE DATA:                                          1994(1)   1995      1996      APRIL 30, 1997(2)
                                                         ___-      ____      ___-     ____________________
  Net asset value, beginning of year..                 $12.50    $12.58    $12.71           $12.79
                                                         ___-      ___-      ___-             ___-
  INVESTMENT OPERATIONS:
  Investment income-net...............                    .16       .65       .52              .37
  Net realized and unrealized gain (loss)
  on investments......................                    .08       .13       .08             (.02)
                                                         ___-      ___-      ___-             ___-
  TOTAL FROM INVESTMENT OPERATIONS....                    .24       .78       .60              .35
                                                         ___-      ___-      ___-             ___-
  DISTRIBUTIONS:
  Dividends from investment income-net                   (.16)     (.65)     (.52)            (.37)
  Dividends from net realized gain on investments          ._        ._        ._             (.14)
                                                         ___-      ___-      ___-             ___-
  TOTAL DISTRIBUTIONS.................                   (.16)     (.65)     (.52)            (.51)
                                                         ___-      ___-      ___-             ___-
  Net asset value, end of year........                 $12.58    $12.71    $12.79           $12.63
                                                         ====      ====      ====             ====
TOTAL INVESTMENT RETURN(3)............                   1.94%(4)  6.48%     4.79%            3.74%(5)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                 .50%(5)   .61%     1.63%            1.69%(5)
  Ratio of net investment income to
  average net assets..................                   4.69%(5)  5.00%     4.04%            3.88%(5)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................                   2.50%(5)  1.29%      .08%             .09%(5)
  Portfolio Turnover Rate.............                     ._     43.48%    28.14%          110.12%(4)
  Net Assets, end of year (000's omitted)              $2,373    $6,852    $8,910           $8,680
*On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey
  Series of Premier Insured Municipal Bond Fund. The financial data provided above prior to such date is for the New
  Jersey Series of Premier Insured Municipal Bond Fund.
(1)  From May 4, 1994 (commencement of operations) to July 31, 1994.
(2)  Effective August 1, 1996, the Series has changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.
(3)  Exclusive of sales load.
(4)  Not annualized.
(5)  Annualized.
                                    Page 21

                                                            NEW JERSEY SERIES* (CONTINUED)
                                                __________________________________________________________
                                                                    CLASS C SHARES
                                                __________________________________________________________
                                                   Year Ended July 31,      Nine Months Ended
                                                  ____________________
PER SHARE DATA:                                            1996(1)         APRIL 30, 1997(2)
                                                           ___-          ____________________
  Net asset value, beginning of year..                   $13.21                 $12.78
                                                           ___-                   ___-
  INVESTMENT OPERATIONS:
  Investment income-net...............                      .32                    .35
  Net realized and unrealized gain (loss)
  on investments......................                     (.43)                    ._
                                                           ___-                   ___-
  TOTAL FROM INVESTMENT OPERATIONS....                     (.11)                   .35
                                                           ___-                   ___-
  DISTRIBUTIONS:
  Dividends from investment income-net                     (.32)                  (.35)
  Dividends from net realized gain on investments            ._                   (.14)

                                                           ___-                   ___-
  TOTAL DISTRIBUTIONS.................                     (.32)                  (.49)
                                                           ___-                   ___-
  Net asset value, end of year........                   $12.78                 $12.64
                                                           ====                   ====
TOTAL INVESTMENT RETURN(3)............                    (1.21%)(4)              3.72%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                  1.95%(4)               1.97%(4)
  Ratio of net investment income to
  average net assets..................                     3.68%(4)               3.62%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................                      .02%(4)                .76%(4)
  Portfolio Turnover Rate.............                    28.14%                110.12%(5)
  Net Assets, end of year (000's omitted)                    $6                     $1
*On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey
  Series of Premier Insured Municipal Bond Fund. The financial data provided above prior to such date is for the New
  Jersey Series of Premier Insured Municipal Bond Fund.
(1)  From December 4, 1995 (commencement of initial offering) to July 31, 1996.
(2)  Effective August 1, 1996, the Series has changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.
(3)  Exclusive of sales load.
(4)  Annualized.
(5)  Not annualized.


                                    Page 22

                                                                              NORTH CAROLINA SERIES
                                      ________________________________________________-_______________________________-----------
                                                CLASS A SHARES                        CLASS B SHARES           CLASS C SHARES
                                      ____________________-_____________------   _____________________________________  _______--
                                                YEAR ENDED APRIL 30,              YEAR ENDED APRIL 30,      YEAR ENDED APRIL 30,
                                      ____________________-_____________------   _____________________________________  _______--
PER SHARE DATA:                            1992(1)  1993     1994     1995     1996     1993(2)   1994     1995     1996  1996(3)
                                            ___      ___      ___      ___      ___      ___       ___      __-      ___      ___
  Net asset value, beginning of year.....$12.00   $12.39   $13.40   $12.73   $12.72   $12.90    $13.39   $12.72   $12.71   $12.76
                                            ___      ___      ___      ___      ___      ___       ___      __-      ___      ___
  INVESTMENT OPERATIONS:
  Investment income-net.................... .62      .78      .74      .70      .67      .20       .66      .64      .60      .40
  Net realized and
    unrealized gain (loss)
    on investments..                        .39     1.02     (.67)    (.01)     .19      .49     (.67)     (.01)     .19      .14
                                            ___      ___      ___      ___      ___      ___       ___      __-      ___      ___
  TOTAL FROM INVESTMENT OPERATIONS.........1.01     1.80      .07      .69      .86      .69     (.01)      .63      .79      .54
                                            ___      ___      ___      ___      ___      ___       ___      __-      ___      ___
  DISTRIBUTIONS:
  Dividends from investment
   income-net......                        (.62)    (.78)    (.74)    (.70)    (.67)    (.20)    (.66)     (.64)    (.60)    (.40)
  Dividends from net
    realized gain
    on investments.........                  ._     (.01)      ._       ._       ._       ._       ._        ._       ._       ._
                                            ___      ___      ___      ___      ___      ___       ___      __-      ___      ___
  TOTAL DISTRIBUTIONS......................(.62)    (.79)    (.74)    (.70)    (.67)    (.20)    (.66)     (.64)    (.60)    (.40)
                                            ___      ___      ___      ___      ___      ___       ___      __-      ___      ___
  Net asset value, end of year.......... $12.39   $13.40   $12.73   $12.72   $12.91   $13.39    $12.72   $12.71   $12.90   $12.90
                                            ===      ===      ===      ===      ===      ===       ===      ===      ===      ===
TOTAL INVESTMENT RETURN(4).............11.36%(5)  14.97%      .29%    5.70%    6.79%   18.53%(5)  (.27%)   5.12%   6.25%  5.92%(5)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
    average net assets...                    ._      .29%     .44%     .65%     .98%     .79%(5)  1.00%    1.18%    1.49% 1.73%(5)
  Ratio of net investment
    income to
    average net assets....              6.35%(5)   5.94%     5.38%    5.63%    5.11%    4.47%(5)  4.78%    5.08%   4.59%  4.31%(5)
  Decrease reflected in
  above expense ratios due
  to undertakings by The
  Dreyfus Corporation
  (limited to the expense
  limitation provision of
  the Management Agreement)........        1.14%(5)  .76%     .50%     .31%     .02%     .56%(5)   .48%     .30%     .02%      ._
  Portfolio Turnover Rate.......        15.01%(6)   5.76%   11.62%   12.02%   47.15%    5.76%    11.62%   12.02%   47.15%  47.15%
  Net Assets, end of year
   (000's omitted).                    .$26,387  $56,284  $68,074  $50,205  $47,042  $13,145  $38,968  $42,310  $42,668       $1
  (1)From August 1, 1991 (commencement of operations ) to April 30, 1992.
  (2)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (3)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (4)Exclusive of sales load.
  (5)Annualized.
  (6)Not annualized.
                                    Page 23

                                                                       OHIO SERIES
                                _________________________________________------------------------------------------------------
                                                                      Class A Shares
                                _________________________________________------------------------------------------------------
                                                                   Year Ended April 30,
                                _________________________________________------------------------------------------------------
PER SHARE DATA:                1988(1)    1989      1990       1991        992       1993       1994       1995       1996
                                  ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
Net asset value,
beginning of year...            $14.50    $11.18    $11.66     $11.54     $12.00     $12.35     $13.09     $12.70     $12.62
                                  ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
INVESTMENT OPERATIONS:
Investment income-net              .80       .89       .88        .86        .80        .77        .74        .73        .71
Net realized and unrealized gain
(loss) on investments            (3.32)      .48      (.08)       .46        .36        .81       (.36)      (.05)       .14
                                  ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
TOTAL FROM INVESTMENT
OPERATIONS..........             (2.52)     1.37       .80       1.32       1.16       1.58        .38        .68        .85
                                  ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
DISTRIBUTIONS:
Dividends from investment
income-net..........              (.80)     (.89)     (.88)      (.86)      (.80)      (.77)      (.74)      (.73)      (.71)
Dividends from net realized
gain on investments.               ._        ._       (.04)       ._        (.01)      (.07)      (.03)      (.03)      (.18)
                                  ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
TOTAL DISTRIBUTIONS.              (.80)     (.89)     (.92)      (.86)      (.81)      (.84)      (.77)      (.76)      (.89)
                                  ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
Net asset value, end of year    $11.18    $11.66    $11.54     $12.00     $12.35     $13.09     $12.70     $12.62     $12.58
                                  =======   =======   =======    =======    =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN(2)  (18.49%)(3)    12.72%     6.95%     11.84%      9.97%     13.24%      2.78%      5.63%      6.77%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average
net assets..........               ._        ._        ._         .21%       .52%      .70%        .81%       .92%       .89%
Ratio of net investment
income to average net assets   7.79%(3)     7.57%     7.30%      7.20%      6.53%      6.03%      5.57%      5.84%      5.49%
Decrease reflected in above
expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)      1.50%(3)     1.50%     1.12%       .78%       .41%       .23%       .12%       .01%       ._
Portfolio Turnover Rate       11.10%(4)    14.49%    14.58%      3.00%     13.68%      6.08%      7.73%    39.53%      43.90%
Net Assets, end of year
(000's omitted).....            $8,043   $31,420   $92,864   $176,223   $243,074   $295,564   $293,706   $273,225   $257,639
(1)From May 28, 1987 (commencement of operations) to April 30, 1988.
(2)Exclusive of sales load.
(3)Annualized.
(4)Not annualized.
                                    Page 24

                                                                     OHIO SERIES (CONTINUED)
                                                _____________________________----------------------------------
                                                         Class B Shares                      Class C Shares
                                                _________________---------------------   __________------------
                                                         Year Ended APRIL 30,             Year Ended APRIL 30,
                                                _________________---------------------   __________------------
PER SHARE DATA:                                  1993(1)     1994       1995     1996            1996(2)
                                                 ___---      ___---     ___---   ___---          ___---
  Net asset value, beginning of year..           $12.69      $13.09     $12.71   $12.63          $12.68
                                                 ___---      ___---     ___---   ___---          ___---
  INVESTMENT OPERATIONS:
  Investment income-net...............              .20         .66        .66      .64           .43
  Net realized and unrealized gain (loss)
  on investments......................              .40        (.35)      (.05)     .14           .09
                                                 ___---      ___---     ___---   ___---          ___---
  TOTAL FROM INVESTMENT OPERATIONS....              .60         .31        .61      .78           .52
                                                 ___---      ___---     ___---   ___---          ___---
  DISTRIBUTIONS:
  Dividends from investment income-net             (.20)       (.66)      (.66)    (.64)          (.43)
  Dividends from net realized gain
   on investments                                   ._         (.03)      (.03)    (.18)          (.18)
                                                 ___---      ___---     ___---   ___---          ___---
  TOTAL DISTRIBUTIONS.................             (.20)       (.69)      (.69)    (.82)          (.61)
                                                 ___---      ___---     ___---   ___---          ___---
  Net asset value, end of year........           $13.09      $12.71     $12.63   $12.59          $12.59
                                                 ======      ======     ======   ======          ======
TOTAL INVESTMENT RETURN(3)............         16.36%(4)       2.24%      5.06%    6.19%        5.66%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets       1.17%(4)       1.38%      1.44%    1.42%        1.63%(4)
  Ratio of net investment income to
  average net assets..................          4.62%(4)       4.89%      5.29%    4.94%        4.66%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................           .13%(4)        .10%       .01%     ._           ._
  Portfolio Turnover Rate.............             6.08%       7.73%     39.53%   43.90%       43.90%
  Net Assets, end of year (000's omitted)        $8,482     $27,657    $32,797  $40,476        $1
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.
                                    Page 25

                                                                 PENNSYLVANIA SERIES
                                _________________________________________------------------------------------------------------
                                                                      Class A Shares
                                _________________________________________------------------------------------------------------
                                                                   Year Ended April 30,
                                _________________________________________------------------------------------------------------
PER SHARE DATA:                 1988(1)    1989      1990       1991       1992       1993      1994       1995        1996
                                ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
  Net asset value,
  beginning of year..           $15.00    $14.23    $14.78     $14.68      $15.21    $15.73     $16.61     $16.01     $16.12
                                ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
  INVESTMENT OPERATIONS:
  Investment income-net            .85      1.13      1.13       1.12       1.06       1.02        .95        .91        .87
  Net realized and unrealized
   gain(loss) on investments      (.77)      .55      (.08)       .55        .56        .99       (.57)       .11        .32
                                ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
  TOTAL FROM INVESTMENT
  OPERATIONS.........              .08      1.68      1.05       1.67       1.62       2.01        .38       1.02       1.19
                                ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........             (.85)    (1.13)    (1.13)     (1.12)     (1.06)     (1.02)      (.95)      (.91)      (.87)
  Dividends from net realized gain
  on investments.....              ._        ._       (.02)      (.02)      (.04)      (.11)      (.03)       ._        (.27)
                                ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
  TOTAL DISTRIBUTIONS             (.85)    (1.13)    (1.15)     (1.14)     (1.10)     (1.13)      (.98)      (.91)     (1.14)
                                ___----   ___----   ___----    ___----    ___----    ___----    ___----    ___----    ___----
  Net asset value, end of year  $14.23    $14.78    $14.68     $15.21     $15.73     $16.61     $16.01     $16.12     $16.17
                                =======   =======   =======    =======    =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN(2)      .87%(3)    12.21%     7.20%     11.74%     10.97%     13.19%      2.17%      6.65%      7.46%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........              ._        ._        ._         .22%       .56%       .69%       .81%       .92%       .92%
  Ratio of net investment income
  to average net assets        7.08%(3)     7.46%     7.38%      7.32%      6.75%      6.24%      5.61%      5.77%      5.28%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)      1.50%(3)     1.50%     1.24%       .79%      .41%        .25%       .12%       .01%       ._
  Portfolio Turnover Rate     67.48%(4)    25.10%    59.15%     25.74%    38.97%       8.64%      7.21%     55.19%     52.69%
  Net Assets, end of year
  (000's omitted)....           $2,870   $12,083   $51,418   $113,439   $158,437   $220,920   $235,619   $219,949   $216,802
  (1)From July 30, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.
                                    Page 26

                                                                 PENNSYLVANIA SERIES (CONTINUED)
                                                ---------------------------------------------------------------
                                                         Class B Shares                      Class C Shares
                                                --------------------------------------   ----------------------
                                                         Year Ended APRIL 30,             Year Ended APRIL 30,
                                                --------------------------------------   ----------------------
PER SHARE DATA:                                  1993(1)     1994       1995     1996            1996(2)
                                                 ------      ------     ------   ------          ------
  Net asset value, beginning of year..           $16.10      $16.60     $16.01   $16.11          $16.18
                                                 ------      ------     ------   ------          ------
  INVESTMENT OPERATIONS:
  Investment income-net...............              .26         .85        .83      .79             .53
  Net realized and unrealized gain (loss)
  on investments......................              .50        (.56)       .10      .32             .25
                                                 ------      ------     ------   ------          ------
  TOTAL FROM INVESTMENT OPERATIONS....              .76         .29        .93     1.11             .78
                                                 ------      ------     ------   ------          ------
  DISTRIBUTIONS:
  Dividends from investment income-net             (.26)       (.85)      (.83)    (.79)           (.53)
  Dividends from net realized
   gain on investments                              ._         (.03)       ._      (.27)           (.27)
                                                 ------      ------     ------   ------          ------
  TOTAL DISTRIBUTIONS.................             (.26)       (.88)     (.83)    (1.06)           (.80)
                                                 ------      ------     ------   ------          ------
  Net asset value, end of year........           $16.60      $16.01     $16.11   $16.16          $16.16
                                                 ======      ======     ======   ======          ======
TOTAL INVESTMENT RETURN(3)............         16.39%(4)       1.65%      6.02%    6.92%        6.71%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets       1.14%(4)       1.38%      1.44%    1.43%        1.70%(4)
  Ratio of net investment income to
  average net assets..................          4.90%(4)       4.95%      5.22%    4.76%        4.46%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................           .15%(4)        .10%       .01%     ._              ._
  Portfolio Turnover Rate.............          8.64%          7.21%     55.19%   52.69%          52.69%
  Net Assets, end of year (000's omitted)    $14,631        $59,057    $70,062  $72,610          $21
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.
                                    Page 27

                                                                           TEXAS SERIES
                                       --------------------------------------------------------------------------------------
                                                                          Class A Shares
                                       --------------------------------------------------------------------------------------
                                                                       Year Ended April 30,
                                       --------------------------------------------------------------------------------------
PER SHARE DATA:                        1988(1)      1989     1990      1991      1992      1993      1994      1995      1996
                                           ___       ___      ___       ___       ___       ___       ___       ___       ___
  Net asset value,
  beginning of year..                   $15.50    $17.89   $18.64    $18.58    $19.25    $19.89    $21.23    $20.41    $20.69
                                           ___       ___      ___       ___       ___       ___       ___       ___       ___
  INVESTMENT OPERATIONS:
  Investment income-net                   1.33      1.45     1.44      1.40      1.36      1.29      1.25      1.22      1.20
  Net realized and unrealized gain
  (loss) on investments                   2.39       .75     (.05)      .67       .69      1.37      (.66)      .28       .45
                                           ___       ___      ___       ___       ___       ___       ___       ___       ___
  TOTAL FROM INVESTMENT
  OPERATIONS.........                     3.72      2.20     1.39      2.07      2.05      2.66       .59      1.50      1.65
                                           ___       ___      ___       ___       ___       ___       ___       ___       ___
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                    (1.33)    (1.45)   (1.44)    (1.40)    (1.36)    (1.29)    (1.25)    (1.22)    (1.20)
  Dividends from net realized gain
  on investments.....                       ._        ._     (.01)       ._      (.05)     (.03)     (.13)       ._      (.30)
  Dividends in excess of net realized
  gain on investments                       ._        ._       ._        ._        ._        ._      (.03)       ._        ._
                                           ___       ___      ___       ___       ___       ___       ___       ___       ___
  TOTAL DISTRIBUTIONS                    (1.33)    (1.45)   (1.45)    (1.40)    (1.41)    (1.32)    (1.41)    (1.22)    (1.50)
                                           ___       ___      ___       ___       ___       ___       ___       ___       ___
  Net asset value, end of year          $17.89    $18.64   $18.58    $19.25    $19.89    $21.23    $20.41    $20.69    $20.84
                                           ===       ===      ===       ===       ===       ===       ===       ===       ===
TOTAL INVESTMENT RETURN(2)              26.23%(3)  12.79%    7.55%    11.54%    10.97%    13.80%     2.62%     7.63%     8.06%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                       ._        ._       ._        ._       .15%      .36%      .39%      .37%      .37%
  Ratio of net investment income to
  average net assets.                     7.94%(3)  7.90%    7.50%     7.29%     6.78%     6.18%     5.78%     6.01%     5.64%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)                 1.50%(3)  1.50%    1.50%     1.27%      .88%      .62%      .55%      .55%      .55%
  Portfolio Turnover Rate                47.85%(4)  6.84%    2.62%     1.95%     7.49%    14.94%     9.68%    38.68%    49.24%
  Net Assets, end of year
  (000's omitted)....                   $1,553    $2,902   $5,642   $15,139   $37,208   $72,037   $76,277   $68,103   $62,864
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.
                                     Page 28

                                                                                TEXAS SERIES (CONTINUED)
                                                            -------------------------------------------------------------
                                                                           Class B Shares              Class C Shares
                                                            -----------------------------------   ----------------------
                                                                        Year Ended APRIL 30,         Year Ended APRIL 30,
                                                            ----------------------------------_   ----------------------
PER SHARE DATA:                                               1993(1)      1994        1995        1996          1996(2)
                                                               ___-        ___-        ___-        ___-          ___-
  Net asset value, beginning of year..                       $20.52      $21.23      $20.41      $20.69        $20.78
                                                               ___-        ___-        ___-        ___-          ___-
  INVESTMENT OPERATIONS:
  Investment income-net...............                          .33        1.13        1.10        1.09           .73
  Net realized and unrealized gain (loss)
  on investments......................                          .71        (.66)        .28         .45           .35
                                                               ___-        ___-        ___-        ___-          ___-
  TOTAL FROM INVESTMENT OPERATIONS....                         1.04         .47        1.38        1.54          1.08
                                                               ___-        ___-        ___-        ___-          ___-
  DISTRIBUTIONS:
  Dividends from investment income-net                         (.33)      (1.13)      (1.10)      (1.09)         (.73)
  Dividends from net realized gain on investments                ._        (.13)         ._        (.30)         (.30)
  Dividends in excess of net realized gain
  on investments......................                           ._        (.03)         ._          ._            ._
                                                               ___-        ___-        ___-        ___-          ___-
  TOTAL DISTRIBUTIONS.................                         (.33)      (1.29)      (1.10)      (1.39)        (1.03)
                                                               ___-        ___-        ___-        ___-          ___-
  Net asset value, end of year........                       $21.23      $20.41      $20.69      $20.84        $20.83
                                                               ====        ====        ====        ====          ====
TOTAL INVESTMENT RETURN(3)............                        17.60%(4)    2.05%       7.05%       7.51%         7.29%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                       .82%(4)     .94%        .89%        .88%         1.18%(4)
  Ratio of net investment income to
  average net assets..................                         4.81%(4)    5.15%       5.46%       5.13%         4.77%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................                          .49%(4)     .54%        .55%        .55%          .58%(4)
  Portfolio Turnover Rate.............                        14.94%       9.68%      38.68%      49.24%        49.24%
  Net Assets, end of year (000's omitted)                    $6,373     $15,878     $16,818     $17,461            $1
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.
                                     Page 29

                                                                                                   VIRGINIA SERIES
                                           -------------------------------------------------------------------------------------
                                               CLASS A SHARES                 CLASS B SHARES        CLASS C SHARES
                                           ---------------------             _____________            --------------------------
                                              YEAR ENDED APRIL 30,           YEAR ENDED APRIL 30,     YEAR ENDED APRIL 30,
                                            ----------------------           ------------------        ------------------
PER SHARE DATA:                          1992(1)  1993     1994     1995     1996     1993(2)  1994     1995     1996   1996(3)
                                          ___      ___      ___      ___      ___      ___      ___      __-      ___      ___
  Net asset value, beginning of year.. $15.00   $15.50   $16.80   $16.02   $16.03   $16.25   $16.80   $16.02   $16.03   $16.17
                                          ___      ___      ___      ___      ___      ___      ___      __-      ___      ___
  INVESTMENT OPERATIONS:
  Investment income-net.................. .78     1.00      .97      .94      .93      .26      .88      .85      .84      .57
  Net realized and unrealized gain
    (loss) on investments..               .50     1.31     (.75)     .04      .24      .55     (.75)     .04      .24      .09
                                          ___      ___      ___      ___      ___      ___      ___      __-      ___      ___
  TOTAL FROM INVESTMENT OPERATIONS.......1.28     2.31      .22      .98     1.17      .81      .13      .89     1.08      .66
                                          ___      ___      ___      ___      ___      ___      ___      __-      ___      ___
  DISTRIBUTIONS:
  Dividends from investment income-net...(.78)   (1.00)    (.97)    (.94)    (.93)    (.26)    (.88)    (.85)    (.84)    (.57)
  Dividends from net realized gain
    on investments.........                ._     (.01)   (.01)     (.03)      ._       ._     (.01)      ._       ._       ._
  Dividends in excess of net realized
    gain on investments.                   ._       ._     (.02)      ._       ._       ._     (.02)    (.03)      ._       ._
                                          ___      ___      ___      ___      ___      ___      ___      __-      ___      ___
  TOTAL DISTRIBUTIONS....................(.78)   (1.01)   (1.00)    (.97)    (.93)    (.26)    (.91)    (.88)    (.84)    (.57)
                                          ___      ___      ___      ___      ___      ___      ___      __-      ___      ___
  Net asset value, end of year.........$15.50   $16.80   $16.02   $16.03   $16.27   $16.80   $16.02   $16.03   $16.27   $16.26
                                          ===      ===      ===      ===      ===      ===      ===      ===      ===      ===
TOTAL INVESTMENT RETURN(4)............11.54%(5)  15.32%    1.10%    6.39%   7.32%    17.22%(5)  .54%    5.83%    6.77%   5.64%(5)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
    average net assets.................    ._      .27%     .46%     .39%     .50%    .83%(5)  1.01%     .90%   1.01%     1.21%(5)
  Ratio of net investment income
    to average net assets....           6.42%(5)  6.02%    5.64%    5.93%    5.58%   4.62%(5)  5.02%    5.40%    5.06%    4.55%(5)
  Decrease reflected in above expense
  ratios due to undertakings by The
  Dreyfus Corporation (limited to the
  expense limitation provision of the
  Management Agreement)............      1.22%(5)  .76%     .55%     .55%     .55%     .54%(5)  .54%     .55%     .55%     .52%(5)
  Portfolio Turnover Rate........       5.96%(6)  9.32%   30.69%   21.60%   50.06%    9.32%   30.69%   21.60%   50.06%   50.06%
  Net Assets, end of year
    (000's omitted).................  $23,096  $55,627  $65,279  $62,428  $61,149   $8,402  $25,254  $28,813  $33,120     $166
  (1)From August 1, 1991 (commencement of operations) to April 30, 1992.
  (2)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (3)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (4)Exclusive of sales load.
  (5)Annualized.
  (6)Not annualized.

                                     Page 30

    Further information about each such Series' performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
ALTERNATIVE PURCHASE METHODS
                The Fund offers you three methods of purchasing each Series' shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Series' share represents an identical pro rata interest in the Series' investment portfolio.
                As to each Series, Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares _ Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class
    A. See "Distribution Plan and Shareholder Services Plan _ Shareholder Services Plan."


                As to each Series, Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Series. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed if you redeem Class B shares within six years of purchase. See "How to Buy Shares _ Class B Shares" and "How to Redeem Shares _ Contingent Deferred Sales Charge _ Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .50 of 1% of the value of the average daily net assets of Class
    B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.


                As to each Series, Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Series. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Buy Shares _ Class C Shares" and "How to Redeem Shares _ Contingent Deferred Sales Charge _ Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The
                distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.


                The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C


                                     Page 31

    shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class A and Class B shares may be more attractive than Class C shares to investors with long-term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, and for investors who invest between $100,000 and $999,999 in Fund shares with long-term investment outlooks. Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.
DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVE
                The Fund's investment objective is to maximize current income exempt from Federal income tax and, where applicable, from State income taxes for residents of the States of Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, North Carolina, Ohio, Pennsylvania, Texas and Virginia, without undue risk. To accomplish the Fund's investment objective, each Series invests primarily in the debt securities of the State after which it is named, such State's political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and such State's personal income taxes (collectively, "State Municipal Obligations" or when the context so requires, "Connecticut Municipal Obligations," "Florida Municipal Obligations," "Georgia Municipal Obligations," "Maryland Municipal Obligations," etc.). To the extent acceptable State Municipal Obligations are at any time unavailable for investment, such Series will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Each Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. When used herein, the term "State" refers to the State after which a Series is named.
        MUNICIPAL OBLIGATIONS
                Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.
    Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain
    Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.
                                     Page 32

        MANAGEMENT POLICIES
                It is a fundamental policy of the Fund that at least 80% of the value of each Series' net assets (except when maintaining a temporary defensive position) will be invested in Municipal Obligations and at least 65% of the value of each Series' net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments. At least 65% of the value of each Series' net assets will be invested in Municipal Obligations issued by issuers in such State, as defined above, and the remainder may be invested in securities that are not State Municipal Obligations and therefore may be subject to State income taxes. See "Investment Considerations and Risks _ Investing in State Municipal Obligations" below, and "Dividends, Distributions and Taxes."


                At least 70% of the value of each Series' net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, L.P. ("Fitch"). Each Series may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Each Series may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. See "Appendix B" in the Statement of Additional Information. Municipal Obligations rated Baa by Moody's or BBB by S&P or Fitch are considered investment grade obligations; those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Each Series may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is the lowest rating assigned by such rating organizations and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Investment Considerations and Risks _ Lower Rated Bonds" below for a further discussion of certain risks. Each Series also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which the Series may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined. Each Series also may invest in Taxable Investments of the quality described under "Appendix_Certain Portfolio Securities_Taxable Investments." Under normal market conditions, the weighted average maturity of each Series' portfolio is expected to exceed ten years.


                From time to time, a Series may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal
                Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. Each Series may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Investment Considerations and Risks" below.


                Each Series' annual portfolio turnover rate is not expected to exceed 100%. Each Series may engage in various investment techniques, such as options and futures transactions, lending portfolio securities and short-selling. Use of certain of these techniques may give rise to taxable income. See "Dividends, Distribution and Taxes." For a discussion of the investment
                                     Page 33

    techniques and their related risks, see "Investment Considerations and
   Risks"     and "Appendix_Investment Techniques" below and
    "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information.


        INVESTMENT CONSIDERATIONS AND RISKS
        GENERAL _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by each Series of the Fund, such as those with interest rates that fluctuate directly or indirectly based upon multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to hold the security. Each Series' net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Series invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.
        INVESTING IN STATE MUNICIPAL OBLIGATIONS _ You should consider carefully the special risks inherent in the purchase of shares of each Series resulting from its purchase of the respective State's Municipal Obligations. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Obligations in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Obligations in a Series' portfolio and the interest income to the Series could be adversely affected. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


        CONNECTICUT SERIES _ Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. Although the State recorded General Fund surpluses in the fiscal years 1985 through 1987, and 1992 through 1995, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. Moreover, as of June 30, 1995, the General Fund had a cumulative deficit under GAAP of $576.9 million. It is estimated that the General Fund had a cumulative deficit under GAAP of $607.9 million as of June 30, 1996. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. Fitch downgraded the State's general obligation bonds from AA+ to AA in March 1995. Moody's currently rates Connecticut's bonds Aa.


        FLORIDA SERIES _ The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the Legislature, provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if
                                     Page 34

    required. Revenue bonds may be issued by the State or
    its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1994-95 total General Revenue and Working Capital Funds available are estimated to have been $15.635 billion, which resulted in estimated unencumbered reserves of $319.5 million at the end of fiscal 1994-95. The General Revenue and Working Capital Funds ended the 1993-94 fiscal year with unencumbered reserves of $351.8 million.
        GEORGIA SERIES _ Georgia's Constitution limits appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and the amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well. Georgia's economy grew rapidly in the 1980's resulting in a general fund reserve. As a result of a slowdown in the State's economy in the early 1990's, the general fund reserve was effectively eliminated. Beginning in fiscal 1993, however, revenues once again began to exceed appropriations. The State's revenue shortfall reserve at the end of fiscal 1995 was approximately $288 million. Revenues are estimated to slightly exceed expenditures for fiscal 1996.
        MARYLAND SERIES _ The public indebtedness of the State of Maryland and its instrumentalities is divided into three basic types: general obligation bonds for capital improvements and for various State-sponsored projects to the payment of which the State ad valorem property tax is exclusively pledged; limited, special obligation bonds issued by the Maryland Department of Transportation for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use; and obligations issued by certain authorities payable solely from specific non-tax, enterprise fund revenues for which the State has no liability and has given no moral obligation assurance.
                Since at least the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws, but the Constitution does require the annual operating budget to be in balance with estimated revenues. When the fiscal year 1996 budget was enacted, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1996, would be approximately $7.8 million. As of February 1996 it was estimated that the General Fund surplus on a budgetary basis at June 30, 1996, will be $1 million. When the 1997 budget was submitted by the Governor to the General Assembly, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1997 would be approximately $500 thousand, and that the balance in the Revenue Stabilization Account of the State Reserve Fund would be $538 million.
        MASSACHUSETTS SERIES _ Massachusetts' economic and fiscal difficulties of recent years appear to have abated. While the Commonwealth's expenditures for state programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 through 1996 with a
    positive fiscal     balance in its general operating funds.
        MICHIGAN SERIES _ Michigan's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, it is anticipated that the State's economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. The principal sectors of Michigan's diversifying economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. Michigan's unemployment rate averaged 9.9% in 1985 and averaged 5.3% in 1995.
                Michigan's Annual Financial Reports for the fiscal years ended September 30, 1987, 1988 and 1989 showed positive balances in the State's general cash position representing an improvement from the negative cash position of 1982. Michigan ended fiscal years 1989-90 and
                                     Page 35

    1990-91 with negative balances of $310 million and $169 million, respectively. This cumulative deficit was eliminated as of the fiscal year ended September 30, 1992. Michigan ended fiscal years 1992-93, 1993-94 and 1994 -95 with surpluses of approximately $308 million, $460 million and 67.4 million respectively.
        MINNESOTA SERIES _ The structure of Minnesota's economy parallels the structure of the United States' economy as a whole when viewed at a highly aggregated level of detail. Diversity and a significant natural resource base are two important characteristics of the State's economy. However, the State of Minnesota experienced financial difficulties in the early 1980s because of a downturn in the State's economy resulting from the national recession. More recently, real growth has been equal to or greater than national growth.

                There can be no assurance that the financial problems referred to or similar future problems will not affect the market value or marketability of the Minnesota Municipal Obligations or the ability of the issuer thereof to pay interest or principal thereon.


        NEW JERSEY SERIES _ Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, its economy slowed down well before the onset of the national recession in July 1990. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, New Jersey's unemployment rate fell to an average of 6.2% during 1996. As a result of New Jersey's fiscal weakness, in July 1991, S&P lowered its rating of the State's general obligation debt from AAA to AA+.


        NORTH CAROLINA SERIES _ The economic profile of the State of North Carolina consists of a combination of agriculture, industry and tourism, with agriculture as the basic element in the economy. The poultry industry production is the leading source of agricultural income in the State, accounting for 29% of gross agricultural income. The tobacco and pork industries also are significant sources of gross agricultural income.


                The North Carolina Constitution requires a balanced budget. In 1996, State voters approved a State Constitutional amendment to give the Governor the power to veto budgetary and certain other legislative actions.



        OHIO SERIES _ Non-manufacturing industries now employ approximately 79% of all non-agricultural payroll workers in Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. Although Ohio's economy has improved since the 1980-82 national recession, the State experienced an economic slow-down during its 1990-91 fiscal year, consistent with national economic conditions during that period. For Ohio's fiscal year ended June 30, 1996, the Ohio Office of Budget and Management reported positive $781.3 million and $1,138.5 million ending fund and cash balances, respectively. Each of the foregoing factors could have an effect on the market for issuers generally or may have the effect of impairing the ability of issuers to pay interest on, or repay principal of, Ohio Municipal Obligations.



        PENNSYLVANIA SERIES _ Pennsylvania has been historically identified as a heavy industry state although that reputation has recently changed as the coal, steel and railroad industries declined. A more diversified economy has developed in Pennsylvania as a long-term shift in jobs, investment and workers away from the northeast part of the nation took place. The major sources of growth currently are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania is highly urbanized, with approximately 50% of the Commonwealth's total population contained in the metropolitan areas which include the cities of Philadelphia and Pittsburgh. The fiscal years 1992 through 1996 were years of recovery from the recession in 1990 and 1991. The recovery fiscal years were characterized by modest economic growth and low inflation rates. At the close of fiscal 1996, the fund balance for the Commonwealth's governmental fund types totaled approximately $
                                     Page 36

    2 billion, an increase of $58.7 million over fiscal 1995
    and $758.5 million over fiscal 1992. The Commonwealth began fiscal 1992 with a governmental fund types deficit totalling approximately $21 million. A recurrence of the financial difficulties experienced by the Commonwealth in fiscal years 1990 and 1991 could result in defaults or declines in the market value of Pennsylvania Municipal Obligations in which the Fund invests.


        Texas Series _ Economically and financially the State of Texas suffered during the 1980s significant damage from the continued depressed price of oil and gas and the overbuilding in the real estate market. The decline in oil prices, particularly since 1986, and the recession that followed have had a severe effect on the Texas banking and savings and loan industries, resulting in a number of closings among banks and savings and loans through the early 1990s. In recent years, the State's overall financial situation has improved significantly, as Texas'
    economic growth has been outpacing that of the United States as a whole.
    In fiscal years 1991,   1992, 1993, 1994 and 1995, Texas' General Revenue
    Fund ended with cash surpluses of $1.005 billion, $615 million, $1.630 billion, $2.225 billion and $2.101 billion, respectively.
        VIRGINIA SERIES _ Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater impact on Virginia relative to its size than any states other than Alaska and Hawaii. Virginia's economy has continued to grow over the last decade, and while per capita income has grown both faster and slower than the U.S. average from year to year during that period, per capita income continues to be above the national average. Virginia's unreserved General Fund balances have continued to grow in recent years from a low in 1991. The Virginia Constitution requires a balanced budget and, since 1993, the funding of a Revenue Stabilization Fund. Current debt levels are well below limits established by the Constitution.
        INVESTING IN MUNICIPAL OBLIGATIONS _ Each Series may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a fund that does not follow this practice.
                Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
                Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Series and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund' s structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as

                                     Page 37

    taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


        ZERO COUPON SECURITIES _ The Fund may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds). Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments.
    To maintain its qualification as a regulated investment company, and avoid liability for Federal income taxes, a Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


        LOWER RATED BONDS _ Each Series may invest up to 30% of its net assets in higher yielding (and, therefore, higher risk) debt securities (commonly known as junk bonds), such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse market conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix _ Certain Portfolio Securities _ Ratings."
        USE OF DERIVATIVES _ Each Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of a Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below and "Investment Objective and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
        NON-DIVERSIFIED STATUS _ The classification of each Series as a "non-diversified" investment company means that the proportion of each Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of a Series' assets may be invested in the securities of a limited number of issuers, the Series' portfolio may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Series may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
        SIMULTANEOUS INVESTMENTS _ Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


MANAGEMENT OF THE FUND
        INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is
                                     Page 38

    a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of May 30, 1997, The Dreyfus Corporation managed or administered approximately $87 billion in assets for approximately 1.7 million investor accounts nationwide.



                The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The primary portfolio manager for each of the Florida Series and the Georgia Series is Stephen C. Kris, who has held that position since February 1996 with respect to the Florida Series and September 1992 with respect to the Georgia Series, and has been employed by The Dreyfus Corporation since February 1988. The primary portfolio manager for each of the Connecticut Series, Massachusetts Series, the New Jersey Series, the North Carolina Series and the Virginia Series is Samuel J. Weinstock, who has held that position with respect to the Connecticut Series and the Massachusetts Series since August 1987, with respect to the North Carolina Series and Virginia Series since August 1991, and with respect to the New Jersey Series since March 31, 1997 and has been employed by The Dreyfus Corporation since March 1987. The primary portfolio manager for each of the Maryland Series, the Pennsylvania Series and the Texas Series is Douglas J. Gaylor, who has held that position since January 1996 and has been employed by The Dreyfus Corporation since January 1996. Prior to joining The Dreyfus Corporation, Mr. Gaylor was a Municipal Portfolio Manager at PNC Bank since 1993 and from 1989 to September 1993 was a Municipal Portfolio Manager at Wilmington Trust Company. The primary portfolio manager for each of the Michigan Series, the Minnesota Series and the Ohio Series is Joseph P. Darcy, who has held that position and has been employed by The Dreyfus Corporation since May 1994. For more than five years prior to joining The Dreyfus Corporation, Mr. Darcy was a Vice President and Portfolio Manager for Merrill Lynch Asset Management. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.



                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank
    (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $259 billion in assets as of March 31, 1997, including approximately $88 billion in proprietary mutual fund assets. As of March 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.061 trillion in assets including approximately $58 billion in mutual fund assets.



                Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .55 of 1% of the value of each Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of a Series which would have the effect of lowering the expense ratio of that Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.



                For the fiscal year ended April 30, 1997, the Fund paid The Dreyfus Corporation a monthly management fee pursuant to undertakings in effect at the effective annual rate set forth below as a percentage of the relevant Series' average daily net assets:


                                     Page 39

                                                          EFFECTIVE ANNUAL
                                                              RATE OF
                     NAME OF SERIES                      MANAGEMENT FEE PAID
                     ___________                         ___________________
                     Connecticut                            .55 of 1%
                     Florida                                .55 of 1%
                     Georgia                                .35 of 1%
                     Maryland                               .55 of 1%
                     Massachusetts                          .55 of 1%
                     Michigan                               .55 of 1%
                     Minnesota                              .55 of 1%

                     New Jersey                             .46 of 1%


                     North Carolina                         .53 of 1%
                     Ohio                                   .55 of 1%
                     Pennsylvania                           .55 of 1%
                     Texas                                  .0
                     Virginia                               .0


                In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed,
    advised or     administered by The Dreyfus Corporation as factors in the
    selection of     broker-dealers to execute portfolio transactions for the
    Fund. See     "Portfolio Transactions" in the Statement of Additional
    Information.


                The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.
        DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund
    Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
        TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
HOW TO BUY SHARES
        GENERAL _ Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.
                When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.


                Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent
                                   Page 40

    permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.


                The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.


                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," and should specify the Series in which you are investing. Payments which are mailed should be sent to Dreyfus Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. If you are opening a new account, please enclose your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. Neither initial nor subsequent investments should be made by third party check.


                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or in any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Series' DDA # as shown below, for purchase of Fund shares in your name:


                DDA #8900119489/Dreyfus Premier State Municipal Bond Fund/Connecticut Series
                DDA #8900119381/Dreyfus Premier State Municipal Bond Fund/Florida Series
                DDA #8900117087/Dreyfus Premier State Municipal Bond Fund/Georgia Series
                DDA #8900119403/Dreyfus Premier State Municipal Bond Fund/Maryland Series
                DDA #8900119470/Dreyfus Premier State Municipal Bond Fund/Massachusetts Series
                DDA #8900119411/Dreyfus Premier State Municipal Bond Fund/Michigan Series
                DDA #8900119438/Dreyfus Premier State Municipal Bond Fund/Minnesota Series
                DDA #8900088389/Dreyfus Premier State Municipal Bond Fund/ New Jersey Series
                DDA #8900208635/Dreyfus Premier State Municipal Bond Fund/North Carolina Series
                DDA #8900119446/Dreyfus Premier State Municipal Bond Fund/Ohio Series
                DDA #8900119454/Dreyfus Premier State Municipal Bond Fund/Pennsylvania Series
                DDA #8900119462/Dreyfus Premier State Municipal Bond Fund/Texas Series
                DDA #8900208678/Dreyfus Premier State Municipal Bond Fund/Virginia Series



                The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable, and must indicate the Class of shares being purchased. If your initial purchase of Fund shares is by wire, please call 1-800-554-4611 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.



                Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark and the Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds
                                   Page 41

    through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."


                Each Series' shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the net assets of each Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.
    Each Series' investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


                If an order is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.
                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be cancelled and the institution could be held liable for resulting fees and/or losses.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        CLASS A SHARES _ The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:


                                                                   SALES LOAD
                                                     _________________________________
                                                          AS A % OF       AS A % OF           DEALERS' REALLOWANCE
                                                       OFFERING PRICE   NET ASSET VALUE            AS A % OF
        AMOUNT OF TRANSACTION                             PER SHARE        PER SHARE            OFFERING PRICE
        ______________                                ________________   ______________      _____________________
        Less than $50,000......                              4.50            4.70                    4.25
        $50,000 to less than $100,000                        4.00            4.20                    3.75
        $100,000 to less than $250,000                       3.00            3.10                    2.75
        $250,000 to less than $500,000                       2.50            2.60                    2.25
        $500,000 to less than $1,000,000                     2.00            2.00                    1.75
        $1,000,000 or more.....                                -0-            -0-                     -0-

                                   Page 42


                A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to CDSC. The terms contained in the section of the Prospectus entitled "How to Redeem Shares _ Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.


    Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares for themselves, directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.
                Class A shares also may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
                Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.
        CLASS B SHARES _ The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
                                   Page 43

        CLASS C SHARES _ The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."


        RIGHT OF ACCUMULATION _ CLASS A SHARES _ Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


                To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
        TELETRANSFER PRIVILEGE _ You may purchase Fund shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of shares by calling 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452.


SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.


        FUND EXCHANGES
                You may purchase, in exchange for a Class of a Series, shares of the same Class of one of the other Series or of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account Shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic
                                   Page 44

    Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-554-4611 to determine if it is available and whether any other conditions are imposed on its use.



                To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-554-4611.
    Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling
                1-800-554-4611, or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-554-4611. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures."
    Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is being made: Telephone Exchange Privilege, Check Redemption Privilege, TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.



                Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


    AUTO-EXCHANGE PRIVILEGE


                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis) in exchange for shares of a Series, in shares of the same Class of one of the other Series or of other funds in the Dreyfus Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net
                                   Page 45

    asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired
    Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged, as the case may be. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent.
    You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Dreyfus Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-554-4611. See "Dividends, Distributions and Taxes."



        DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
                Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.



        GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.


        DIVIDEND OPTIONS


                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement
                                   Page 46

    of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.



                For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-554-4611.
    You may cancel these privileges by mailing written notification to Dreyfus Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.


        AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-554-4611. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
[/R]


                No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Withdrawal with respect to Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.


        LETTER OF INTENT _ CLASS A SHARES


                By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.


                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount.
    If your purchases qualify for a further
    sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the
                                   Page 47

    time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.
HOW TO REDEEM SHARES


    GENERAL
                You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.


                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Series' then-current net asset value.


                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
        CONTINGENT DEFERRED SALES CHARGE
        CLASS B SHARES _ A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.
                If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any
                                   Page 48

    payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


                The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:


        YEAR SINCE PURCHASE                          CDSC AS A % OF AMOUNT
        PAYMENT WAS MADE                      INVESTED OR REDEMPTION PROCEEDS
        ____________________                  ________________________________
        First........................                      4.00
        Second................................             4.00
        Third.............................                 3.00
        Fourth...............................              3.00
        Fifth...............................               2.00
        Sixth......................                        1.00
                The following table sets forth the rates of the CDSC for
    Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:
        YEAR SINCE PURCHASE                          CDSC AS A % OF AMOUNT
        PAYMENT WAS MADE                      INVESTED OR REDEMPTION PROCEEDS
        ____________________                  ________________________________
        First............................                   3.00
        Second.................. ...                        3.00
        Third.......................                        2.00
        Fourth......................                        2.00
        Fifth.......................                        1.00
        Sixth...................................            0.00

                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); then of amounts representing the cost of shares purchased six years (five years for shareholders beneficially owning Class B shares on November 30, 1996) prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period (five-year period for shareholders beneficially owning Class B shares on November 30, 1996).
                For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.
        CLASS C SHARES _ A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge _ Class B Shares" above.
        WAIVER OF CDSC _ The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation
                                   Page 49

    in such plans or programs, or
    (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described in the Fund's Prospectus. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's Prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus at the time of the purchase of such shares.
                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
    PROCEDURES


                You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege with respect to Class A shares only, or the TELETRANSFER Privilege. If you are a client of a Selected Dealer, you may redeem shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
    Shares for which certificates have been issued are not eligible for the Check Redemption or TELETRANSFER Privilege.



                Your redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by The Dreyfus Corporation that are not available through the Exchange Privilege. The applicable CDSC will be charged upon the redemption of Class B and Class C shares. Your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Prospectuses may be obtained by calling 1-800-554-4611. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase.



                If you select the TELETRANSFER redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.



                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or exchange of Series shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption
                                   Page 50

    request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Series' net asset value may fluctuate.



        REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to Dreyfus Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.


                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        CHECK REDEMPTION PRIVILEGE _ CLASS A SHARES _ You may write
    Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of the Class A shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.
        TELETRANSFER PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of shares by calling 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452.


        REDEMPTION THROUGH A SELECTED DEALER _ If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected
                                   Page 51

    Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.


        REINVESTMENT PRIVILEGE _ Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinvestment, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, the shareholder's account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
                Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.
        DISTRIBUTION PLAN _ Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares of each Series at an annual rate of .50 of 1% of the value of the average daily net assets of Class B and .75 of 1% of the value of the average daily net assets of Class C.
        SHAREHOLDER SERVICES PLAN _ Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        DIVIDENDS AND DISTRIBUTIONS _ Each Series ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) are received by the Transfer
    Agent in written or telegraphic form. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.
                Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at
                                   Page 52

    net asset value without a sales load or, at your option, paid in cash. Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.
    If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying account-holder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions by each Series from its net realized securities gains, if any, generally are declared and paid once a year, but the Series may make distributions on a more frequent basis to comply with distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Series will make distributions from its net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the Series and the same Class from which they were paid at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
    Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by the relevant Class. See "Fee Table."
        FEDERAL TAX TREATMENT _ Under the Code, each Series of the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by a Series from net investment income will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of a Series generally are subject to Federal income tax as long-term capital gains if you are a citizen or resident of the United States. Dividends and distributions attributable to income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Appendix _ Investment Techniques," will be subject to Federal income tax. No dividend paid by any Series will qualify for the dividends received deduction allowable to certain U.S. corporations. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of any Series which is deemed to relate to exempt-interest dividends is not deductible.


                Although all or a substantial portion of the dividends paid by each Series may be excluded by shareholders of the Series from their gross income for Federal income tax purposes, each Series may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, and (ii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If a Series purchases such securities, the portion of the Series' dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.


                Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in a Series. If a Series pays dividends derived from
                                   Page 53

    taxable income, it intends to designate as taxable the same percentage of the day's dividends as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.


                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares of a Series if you exchange your Class A shares for shares of another Series or fund advised or administered by The Dreyfus Corporation within 91 days of purchase and such other Series or other fund reduces or eliminates its otherwise applicable sales load charge for the purpose of the exchange. In this case, the amount of your sales load charge for Class A shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of your Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the other Series or fund shares received on the exchange.
                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


                Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


                Management of the Fund believes that each Series has qualified for the fiscal year ended April 30, 1997 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Series of the Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains, if any.
        STATE AND LOCAL TAX TREATMENT _ Each Series will invest primarily in Municipal Obligations of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Obligations. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.


                The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.
                                   Page 54

                The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.
        CONNECTICUT SERIES _ Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. Dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Obligations. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even though treated as a preference item for purposes of the Federal alternative minimum tax.
                Dividends qualifying as exempt-interest dividends for Federal income tax purposes that are distributed by the Series to entities taxed as corporations under the Connecticut corporation business tax are not exempt from that tax.
                The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.
        FLORIDA SERIES _ Dividends or distributions by the Fund to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.
                Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.
                The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.
        GEORGIA SERIES _ Dividends and distributions by the Georgia Series to a Georgia resident that are attributable to interest on Georgia Municipal Obligations or direct obligations of the United States and its territories and possessions are not subject to the State of Georgia income tax. Dividends or other distributions by the Series which are attributable to other sources, including all distributions that qualify as capital gains dividends for Federal income tax purposes, are subject to the State of Georgia income tax at the applicable rate.
                The Georgia intangibles tax previously imposed upon certain intangible personal property has been repealed, effective as of January
    1, 1996. Accordingly, shares of the Georgia Series will not be subject to an intangibles tax in Georgia.
        MARYLAND SERIES _ Dividends and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Obligations or (ii) interest on obligations of the United States or an authority, commission,
                                   Page 55

    instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Obligations or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.
                Maryland presently includes in taxable net income items of tax preferences as defined in the Code. Interest paid on certain private activity bonds constitutes a tax preference. Accordingly, subject to a threshold amount, 50% of any distributions by the Series attributable to such private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.
                In the event the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.
                Individuals will not be subject to personal property tax on their shares of the Maryland Series.
        MASSACHUSETTS SERIES _ Dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Obligations or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Obligations the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. The Series believes that distributions from net realized long-term securities gains that are taxable by Massachusetts are reportable as long-term capital gains, irrespective of how long the resident has held shares in the Series. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on long-term capital gains based on the length of time the asset has been held since January 1, 1995. There is as yet no official guidance concerning the treatment under the revised statute of mutual fund shareholders that receive capital gain distributions. However, the state Department of Revenue has released "working" draft regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates each portion of such distributions in a notice provided to shareholders within 30 days of year-end. A challenge to the new law is currently pending before the Massachusetts Supreme Judicial Court. Shareholders should consult their tax advisers with respect to the Massachusetts personal income tax treatment of capital gain distributions from the Series.
                The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.
        MICHIGAN SERIES _ Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax and are excluded from the taxable income base of the Michigan intangibles tax to the extent that the dividends are attributable to income received
                                   Page 56

    by the Series as interest from the Series' investment in Michigan Municipal Obligations, obligations of U.S. possessions, as well as direct U.S. Government obligations. Dividends or distributions by the Series to a Michigan resident that are attributable to most other sources are subject to both the Michigan personal income tax and are included in the taxable income base of the Michigan intangibles tax.
                For Michigan personal income and intangibles tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Obligations and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income and will be included in the taxable income base of the Michigan intangibles tax, except that dividends from net investment income or distributions from capital gains reinvested in Series' shares are exempt from such tax. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.
                Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.
        MINNESOTA SERIES _ Dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Obligations, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Obligation, may be subject to the Minnesota alternative minimum tax.
                The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.


        NEW JERSEY SERIES _ The New Jersey Series is a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) the Series is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Series has not less than 80% of the aggregate principal amount of all of its investments excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.



                If the New Jersey Series continues to qualify as a qualified investment fund and the Series complies with its reporting obligations,
    (a) dividends and distributions by the New Jersey Series to a New Jersey resident individual shareholder will not subject to New Jersey gross
                                   Page 57

    income tax to the extent that the dividends and distributions are attributable to income earned by the Series as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of New Jersey Series shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shares of the New Jersey Series are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the New Jersey Series may represent taxable income.


        NORTH CAROLINA SERIES _ Dividends paid by the North Carolina Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Obligations or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Obligations issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.


                The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995. Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.


                To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.
        OHIO SERIES _ Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Obligations and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includable in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation taxed on the net worth basis of the Ohio Corporation Franchise Tax.
        PENNSYLVANIA SERIES _ Dividends by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.
                Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania
                                   Page 58

    Municipal Obligations and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. It is the current position of the Department of Revenue of the Commonwealth of Pennsylvania that Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.
                Shares of the Series are exempt from Pennsylvania county personal property taxes to the extent that the portfolio of the Series consists of Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions.
        TEXAS SERIES _ All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. However, Texas enacted significant changes to its corporate franchise tax law for reporting years beginning January 1, 1992 and thereafter. These changes include the imposition of a tax measured by earned surplus, in addition to the previously existing tax on a corporation's capital. The earned surplus component of the Texas franchise tax is applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned surplus is computed by reference to Federal taxable income. Thus, any amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.
                Both the capital tax and earned surplus tax components of the Texas franchise tax are computed by reference to the portion of the corporation's capital or earned surplus, respectively, based on the corporation's gross receipts derived from Texas. To the extent dividend and interest payments are made by a corporation not incorporated in Texas, or another type of entity not legally domiciled in Texas, such dividends and payments are not considered to be Texas sourced receipts for franchise tax apportionment purposes.
                Effective with franchise tax reports originally due after January l, 1994 (which are based upon accounting years ending in 1993), other taxable distributions from the Series to corporations doing business in or incorporated in Texas (such as the proceeds resulting from net gain upon the sale of Series bonds) may be allocable to Texas as Texas sourced gross receipts for the earned surplus component of the franchise tax if: (l) the activities of the recipient corporation do not have a sufficient unitary connection with that corporation's other activities conducted within the state giving rise to the underlying sale of such assets; and (2) the recipient corporation has its commercial domicile in Texas.
                The shares of the Series are not subject to property taxation by Texas or its political subdivisions.
        VIRGINIA SERIES _ Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any
                                   Page 59

    portion of the dividends are
    derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.
                Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.
                As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.
                When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.
PERFORMANCE INFORMATION
                For purposes of advertising, performance for each Class of shares may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.
                These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A. Performance for each Class will be calculated separately.
                Current yield refers to each Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the maximum offering price per share in the case of Class A or the net asset value in the case of Class B or Class C at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of each Series' current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
                                   Page 60

                Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.


                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Series of the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time the Series has operated.


                Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares which, if reflected, would reduce the performance quoted.
                Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.


GENERAL INFORMATION
                The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 19, 1986. Before July 2, 1990, the Fund's name was Premier State Tax Exempt Bond Fund and, before March 31, 1997, its name was Premier State Municipal Bond Fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into three classes _ Class A, Class B and Class C. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. Only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.


                Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations,
                                   Page 61

    a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.
    As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
                The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act, and for other purposes. A shareholder of one Series is not deemed to be a shareholder of any other Series. For certain matters Fund shareholders vote together as a group;
    as to others they vote separately by Series.
                To date, the Trustees have authorized the creation of thirteen Series of shares. All consideration received by the Fund for shares of one of the Series and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.
                The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
                Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
                                   Page 62

APPENDIX
        INVESTMENT TECHNIQUES
        BORROWING MONEY _ Each Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. Each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Series' total assets, such Series will not make any additional investments.
        SHORT-SELLING _ Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.
                Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets. A Series may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of such Series' net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
                Each Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.
        USE OF DERIVATIVES _ Each Series may invest in the types of Derivatives enumerated under "Description of the Fund _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
                Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
                If a Series invests in Derivatives at inappropriate times or judges the market conditions incorrectly, such investments may lower the Series' return or result in a loss. A Series also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
                Although neither the Fund nor any Series is a commodity pool, certain Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which a Series can invest in such Derivatives. Each Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Series may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in
                                   Page 63

                the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
                Each Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, a Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
        LENDING PORTFOLIO SECURITIES _ Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3 % of the value of such Series' total assets, and the Series will receive collateral consisting of cash, U. S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
        FORWARD COMMITMENTS _ Each Series may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
        CERTAIN PORTFOLIO SECURITIES
        CERTAIN TAX EXEMPT OBLIGATIONS _ Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased will meet the quality criteria established for the purchase of Municipal Obligations.
        TAX EXEMPT PARTICIPATION INTERESTS _ Each Series may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development
                                   Page 64

        bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Obligation in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Series, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Series' Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
        TENDER OPTION BONDS _ Each Series may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.
        CUSTODIAL RECEIPTS _ Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a
                                   Page 65

        Municipal Obligation of comparable quality and maturity and their purchase by a Series should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.
        STAND-BY COMMITMENTS _ The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. Each Series also may acquire call options on specific Municipal Obligations. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Series of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Series.
        ZERO COUPON SECURITIES _ Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
        ILLIQUID SECURITIES _ Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Series' net assets could be adversely affected.
        TAXABLE INVESTMENTS _ From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or
                                   Page 66

        Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Obligations are unavailable for investment by a Series, in excess of 35% of a Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.
        RATINGS _ Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issuer; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix B" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations.
                The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
                                   Page 67


                The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended April 30, 1996, computed on a monthly basis, for each Series indicated, which invested over 5% of its assets in Municipal Obligations rated below investment grade, was as follows:



                                                                                                OHIO              PENNSYLVANIA
                      FITCH            OR           MOODY'S    OR               S & P          SERIES                SERIES
                   __________                      __________                  _______        ________         __________________
                       AAA                          Aaa                         AAA            38.8%                 43.1%
                        AA                          Aa                          AA              8.3                   9.1
                        A                           A                           A              23.4                  13.6
                       BBB                          Baa                         BBB            18.3                  19.8
                        BB                          Ba                          BB              6.7                    .8
                       F-1                          MIG1/P-1                    SP-1/A-1        1.0                   1.8
                    Not Rated                       Not Rated                   Not Rated       3.5(1)                11.8(2)
                                                                                               ________              ________
                                                                                               100.0%                100.0%
                                                                                               ========              ========



                (1) Included under the Not Rated category are securities comprising 3.5% of the Ohio Series' market value which, while not rated, have been determined by The Dreyfus Corporation to be of comparable quality to securities in the following rating categories: Aaa/A
    AA (1.1%), A/A (.3%), Baa/BBB (1.8%) and B (.3%).
                (2) Included under the Not Rated category are securities comprising 11.8% of the Pennsylvania Series' market value which, while not rated, have been determined by The Dreyfus Corporation to be of comparable quality to securities in the following rating categories:
    Aaa/AAA (.9%), A/A (1.7%), Baa/BBB (4.0%), Ba/BB (3.1%) and B (2.1%).
                The actual distribution of the Series' investments by ratings on any given date will vary. In addition, the distribution of the Series' investments by ratings as set forth above should not be considered as representative of the Series' future portfolio composition.


                No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of Series shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.



Copy Rights 1997 Dreyfus Service Corporation            PSTMBp071697

                           Page 68





                  DREYFUS PREMIER STATE MUNICIPAL BOND FUND


                   CLASS A AND CLASS B AND CLASS C SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)

                                JULY 16, 1997



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier State Municipal Bond Fund (the "Fund"), dated July 16, 1997, as it may be revised from time to time. To obtain a copy of the Fund's
Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard,
Uniondale, New York 11556-0144.


     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                            Page

Investment Objective and Management Policies                B-2
Management of the Fund                                      B-13
Management Agreement                                        B-18
Purchase of Shares                                          B-20
Distribution Plan and Shareholder Services Plan             B-23
Redemption of Shares                                        B-25
Shareholder Services                                        B-27
Determination of Net Asset Value                            B-30
Dividends, Distributions and Taxes                          B-31
Portfolio Transactions                                      B-32
Performance Information                                     B-33
Information About the Fund                                  B-42
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors                       B-42
Appendix A                                                  B-43
Appendix B                                                  B-96
Financial Statements and Reports of Independent Auditors:
     Connecticut         B-105          New Jersey          B-195
     Florida                 B-128                          North Carolina B-
210
     Georgia             B-138          Ohio                     B-224
     Maryland            B-150          Pennsylvania        B-236
     Massachusetts       B-160          Texas                    B-248
     Michigan            B-173          Virginia            B-259
     Minnesota           B-185


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Municipal Obligations. The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended April 30, 1997, computed on a monthly basis, for each Series was as follows:


Fitch Investors   Moody's Investors       Standard & Poor's
Service, L.P.      Service, Inc.            Ratings GroupConnecticut  Florida
Georgia
  ("Fitch")      or  ("Moody's")         or    ("S&P")    Series       Series
Series
AAA           Aaa             AAA       32.4%     42.8%    43.3%
AA            Aa              AA        33.8      14.8     39.6
A             A               A         14.3       5.8     13.4
BBB           Baa             BBB       12.0      15.0      2.3
BB            Ba              BB         -         4.1       .8
F-1           MIG 1/P-1       SP-1/A-1    .3       1.8      -
Not Rated     Not Rated       Not Rated            7.2 1   15.7 2        .6 3
                                                 100.0%   100.0%100.0%

                                      MarylandMassachusettsMichigan
    Fitch        or    Moody's           or      S&P      Series       Series
Series
AAA           Aaa             AAA       28.8%     44.6%    45.7%
AA            Aa              AA        38.5       9.1     18.9
A             A               A         21.0      27.6     14.9
BBB           Baa             BBB        3.9      10.2     10.8
BB            Ba              BB         -         -        -
F-1           MIG 1/P-1       SP-1/A-1    .5        .9      1.0
Not Rated     Not Rated       Not Rated            7.3 4    7.6 5       8.7 6
                                                 100.0%   100.0%100.0%
                                                New   North
                                    Minnesota  JerseyCarolina  Ohio
    Fitch        or    Moody's          or      S&P       Series      Series
Series  Series
AAA           Aaa             AAA      50.3%    91.7%  31.4%   38.8%
AA            Aa              AA       21.3       .1   22.7     8.3
A             A               A        13.3      1.8   30.4    23.4
BBB           Baa             BBB      10.3      4.7   13.8    18.3
BB            Ba              BB        -         .5    -       6.7
F-1           MIG 1/P-1       SP-1/A-1 1.1       1.2    -       1.0
Not Rated     Not Rated       Not Rated  3.7 7        -         1.7 8   3.59
                                               100.0% 100.0%  100.0%  100.0%

                                   PennsylvaniaTexas Virginia
    Fitch        or    Moody's          or      S&P       Series      Series
Series
AAA           Aaa             AAA     43.1%     44.1%  32.4%
AA            Aa              AA       9.1      25.0   25.5
A             A               A        13.6      9.7   26.3
BBB           Baa             BBB      19.8     16.4   13.1
BB            Ba              BB        .8       -      -
F-1           MIG 1/P-1       SP-1/A-1 1.8       1.7    1.0
Not Rated     Not Rated       Not Rated 11.810    3.1 11  1.7 12
                                               100.0% 100.0%  100.0%

     The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, including fees paid under the Fund's Shareholder
Services Plan and, with respect to Class B and Class C shares only, Distribution Plan, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.
Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board.
Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series' investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit
(e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation");
(e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. A Series will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 6" below.


     A Series will purchase tender option bonds only when the Fund is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

     Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal
Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal
Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal
Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities.

     Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board.
Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's
Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its portfolio during such period.

     Taxable Investments.  Securities issued or guaranteed by the U.S.
Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

     Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank
Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     In a repurchase agreement, the Fund buys and the seller agrees to repurchase a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Series under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Series. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Series will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Series may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Management Policies

     Short-Selling. Until the Fund closes its short position or replaces the borrowed security, it will (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the securities sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. In connection with its securities lending transactions, each Series may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Series must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Series must be able to terminate the loan at any time; (4) the Series must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Series may pay only reasonable custodian fees in connection with the loan.

     Derivatives. Each Series may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.
Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular
Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter
Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives.
Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter
Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Series. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. Each Series may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade.
Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Fund's net assets.
Although the Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.

     Successful use of futures by each Series also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Series may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Series may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Series' ability otherwise to invest those assets.

Specific Futures Transactions. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. Each Series may purchase and write (i.e., sell) call or put options with respect to interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in the secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     Futures Developments. Each Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.
Purchasing securities on a forward commitment or when-issued basis when a Series is fully or almost fully invested may result in greater potential fluctuation in the value of such Series' net assets and its net asset value per share.

Investment Considerations and Risks

     Lower Rated Bonds. Each Series is permitted to invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch.
Such bonds, though higher yielding, are characterized by risk.  See
"Description of the Fund--Investment Considerations and Risks--Lower
Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix B" in this Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations.
Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by S&P, Moody's and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.
To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Series' portfolio and calculating such Series' net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.
In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

     These bonds may be particularly susceptible to economic downturns.
It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these bonds during any initial offering.
Such securities may involve special risks because they are new issues.
The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds in which each Series may invest up to 5% of its net assets. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Series may obtain no return at all on its investment.
See "Dividends, Distributions and Taxes."

     Investing in State Municipal Obligations. Investors should review the information in "Appendix A," which provides a brief summary of special investment considerations and risk factors relating to investing in State Municipal Obligations.

Investment Restrictions


     Each Series has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed as to a Series without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such
Series' outstanding voting shares. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. No Series may:


      1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

      2.  Borrow money, except to the extent permitted under the 1940
Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.


      3. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.



      4. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.



      5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.



      6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend each Series' portfolio securities in an amount not to exceed
33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.



      7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.



      8.  Invest in companies for the purpose of exercising control.



      9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.



      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.
The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's
Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.


     For purposes of Investment Restriction No. 9, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Series shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of a Series and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Series in the state involved.

     In addition, although not fundamental policies, the Pennsylvania
Series may vary its portfolio investments only to (i) eliminate unsafe investments and investments not consistent with the preservation of capital or the tax status of investments of the Pennsylvania Series;
(ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from securities in like securities; or (iv) defray ordinarily administrative expenses.

     While not a fundamental policy, the Texas Series will not invest in real estate limited partnerships.


                           MANAGEMENT OF THE FUND


     Board members of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.


Board Members of the Fund


CLIFFORD L. ALEXANDER, JR., Board Member.  President of Alexander &
     Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, Cognizant Corporation, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI Communications
     Corporation, Mutual of America Life Insurance Company and TLC
     Beatrice International Holdings, Inc. He is 63 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.



PEGGY C. DAVIS, Board Member.  Shad Professor of Law, New York
     University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New
     York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training.
     She is 54 years old and her address is c/o New York University
     School of Law, 249 Sullivan Street, New York, New York 10011.



JOSEPH S. DiMARTINO, Chairman of the Board.  Since January 1995,
     Chairman of the Board for various funds in the Dreyfus Family of Funds. He also is Chairman of the Board of Directors of Noel
     Group, Inc., a venture capital company; and a director of The
     Muscular Dystrophy Association, HealthPlan Services Corporation,
     Carlyle Industries, Inc. (formerly Belding Heminway, Inc.), a button packager and distributor, Curtis Industries, Inc., a nationwide distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus
     Service Corporation, a wholly-owned subsidiary of the Manager, and until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank
     Corporation.  He is 53 years old and his address is 200 Park
     Avenue, New York, New York 10166.



ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents.
     Since 1981, he has served as an Instructor at the New York
     Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at
     Cornell Medical School.  For more than the past five years, Dr.
     Kafka has held numerous administrative positions, including
     President of the New York Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 64 years old and his address is 23 East
     92nd Street, New York, New York 10128.



SAUL B. KLAMAN, Board Member.  Chairman and Chief Executive Officer of
     SBK Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National
     Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985,
     Vice Chairman of Golembe Associates and BEI Golembe, Inc. until
     1989, and Chairman Emeritus of BEI Golembe, Inc. until November
     1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential
     Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 77 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.



NATHAN LEVENTHAL, Board Member.  President of Lincoln Center for the
     Performing Arts, Inc.  Mr. Leventhal was Deputy Mayor for
     Operations of New York City from September 1979 to March 1984 and
     Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979.
     Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for
     New York City from 1972 to 1973.  Mr. Leventhal also serves as
     Chairman of Citizens Union, an organization which strives to reform and modernize city and state governments. He is 54 years old and his address is 70 Lincoln Center Plaza, New York, New York
     10023-6583.


     For so long as the Fund's plans described in the section captioned
"Distribution Plan and Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     Ordinarily meetings of shareholders for the purpose of electing
Board members will not be held unless and until such time as less than a majority of the Board members holding office have been elected by shareholders at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus
Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 1997, and, by all other funds in the Dreyfus Family of Funds for which such person is a Board member
(the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:

                                                          Total
                                                   Compensation from
                               Aggregate            Fund and Fund
    Name of Board          Compensation from       Complex Paid to
      Member                     Fund*              Board Member

Clifford L. Alexander, Jr.     $4,250                  $ 82,436 (17)

Peggy C. Davis                 $4,250                  $ 73,084 (15)

Joseph S. DiMartino            $5,313                  $517,075 (94)

Ernest Kafka                   $4,250                  $ 69,584 (15)

Saul B. Klaman                 $4,250                  $ 73,584 (15)

Nathan Leventhal               $4,000                  $ 71,084 (15)



* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,026 for all Board members as a group.



Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From
     December 1991 to July 1994, she was President and Chief Compliance
     Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From
     February 1992 to July 1994, he served as Counsel for The Boston
     Company Advisors, Inc. He is 33 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for
     First Data Investor Services Group.  From 1989 to 1994, he was
     Vice President, Assistant Treasurer and Tax Director - Mutual
     Funds of The Boston Company, Inc.  He is 41 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of Funds
     Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.



JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior
     Vice President, Treasurer and Chief Financial Officer of the
     Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas.
     He is 35 years old.



MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.
     Director of Strategic Client Initiatives for Funds Distributor,
     Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November
     1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE
     Investment Services.  He is 36 years old.



ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant
     Vice President of the Distributor since September 1995, and an officer of other investment companies advised or administered by the Manager. She is 27 years old.



DOUGLAS C. CONROY, Vice President and Assistant Secretary. Supervisor of Treasury Services and Administration of Funds Distributor, Inc.
     and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company.
     From December 1991 to March 1993, he was employed as a Fund
     Accountant at The Boston Company, Inc.  He is 28 years old.



MARK A. KARPE, Vice President and Assistant Secretary.  Senior
     Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August
     1993, he was employed as an Associate Examiner at the National
     Association of Securities Dealers, Inc.  He is 27 years old.


     The address of all officers of the Fund is 200 Park Avenue, New
York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares of beneficial interest outstanding on June 10, 1996.


     As of June 10, 1996, the following persons owned 5% or more of the outstanding shares of beneficial interest of the Fund; Class A:
Connecticut Series - Merrill Lynch Pierce Fenner & Smith, Inc.,
Jacksonville, FL - 8.7%; Florida Series - Merrill Lynch Pierce Fenner &
Smith, Inc., Jacksonville, FL - 5.3%; Georgia Series - BHC Securities,
Philadelphia, PA - 13.9%; Alicia B. Nichols - 5.3%; Maryland Series -
Stephens Inc., Little Rock, AR - 5.7%; Michigan Series - Merrill Lynch
Pierce Fenner & Smith, Inc., Jacksonville FL - 7.9%; North Carolina
Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.5%;
Ohio Series - BHC Securities, Philadelphia, PA - 6.3%; Pennsylvania
Series - Mary Alice Morrissey & James D. Morrissey, Huntingdon Valley,
PA - 5.5%; Virginia Series - Merrill Lynch Pierce Fenner & Smith,
Jacksonville, FL - 5.9%.  Class B: Connecticut Series - Merrill Lynch
Pierce Fenner & Smith, Jacksonville, FL - 7.0%; Florida Series -
Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 8.6%; Georgia
Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 16.3%;
Maryland Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL
- 6.1%; Michigan Series - Merrill Lynch Pierce Fenner & Smith,
Jacksonville, FL - 9.7%; Virginia Series - Merrill Lynch Pierce Fenner
& Smith, Jacksonville, FL - 7.6%.  Class C: Connecticut Series - US
Clearing Corp, New York, NY - 18.4%; Paul L. Lutson, Stratford, CT -
8.3%; US Clearing Corp, New York, NY - 7.4%; US Clearing Corp, New
York, NY - 6.0%; U.S. Clearing Corp., New York, NY - 5.2%; Florida
Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 62.5%;
PaineWebber for the benefit of The Erick Stern Revocable Living Trust,
Fort Lee, NJ - 26.6%; Frederick Carleton & Helen Carleton, Boynton
Beach, Fl - 8.8; Georgia Series - BHC Securities, Inc. - Philadelphia,
PA - 61.4%; Selvin L. Smith, Jr., Atlanta, GA - 17.5%; Merrill Lynch
Pierce Fenner & Smith, Inc. - 10.0%; Elton Roberts, Marietta GA - 9.9%;
Maryland Series - Charles R. Brenner & Louise M. Brenner, Severna Park,
MD - 60.7%; PaineWebber for the benefit of Adela Rotsztain, Potomac, MD
- 36.7%; Massachusetts Series - Premier Mutual Fund Services, Boston,
MA - 100%; Michigan Series - Merrill Lynch Pierce Fenner & Smith, Inc.,
Jacksonville, FL - 56.1%; Murvale L. Huston & Catherine Ann Huston,
Saint Clair, MI - 21.8%; Lee O. Newport & Alice B. Newport,
Constantine, MI - 6.8%; Richard D. Snyder & Carole G. Snyder,
Kalamazoo, MI 6.5%; Violet V. Webber, Waterford, MI - 6.1%; Minnesota
Series - John D. Floyd & Becky S. Floyd, Apple Valley, MN - 58.0%;
Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 20.8%; Lawrence
McConnell, Chatfield, MN - 14.1%; Merrill Lynch Pierce Fenner & Smith,
Jacksonville, FL - 6.8%; North Carolina Series - William L. Crowe & C.
Elizabeth Crowe, Cary, NC - 90.2%; Premier Mutual Fund Services, Inc.
Boston, MA - 9.7%; Ohio Series - Max Weisbrod & Sylvia Weisbrod,
Canton, OH - 69.0%; JoAnn Robedeau, Toledo, OH - 23.5%; Merrill Lynch
Pierce Fenner & Smith, Inc., Jacksonville, FL - 6.6%; Pennsylvania
Series - Charles R. Weikert & Mary Jane Weikert, Fairfield, PA - 65.0%;
Robert Hoffman & Dorothy Hoffman, Norristown, PA - 18.5%; Merrill Lynch
Pierce Fenner & Smith, Jacksonville, FL - 12.7%; Texas Series - Merrill
Lynch Pierce Fenner & Smith, Jacksonville, FL - 85.2%; Merrill Lynch
Pierce Fenner & Smith, Jacksonville, FL - 13.4%; Virginia Series - US
Clearing Corp, New York, NY - 35.5%; Stephens Inc., Little Rock, AR -
20.0%; Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 22.6%;
Stephens Inc., Little Rock, AR - 18.1%. A shareholder who beneficially owned, directly or indirectly, 25% or more of a Series' voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of that Series.


                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Fund dated August 24,
1994. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The
Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on October 31, 1996. Shareholders of each Series (other than the New Jersey Series which had not commenced operations) approved the Agreement on August 3, 1994. The Agreement is terminable without penalty, as to each Series, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager.
The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).

     The following persons are officers and/or directors of the
Manager:  W. Keith Smith, Chairman of the Board; Christopher M.
Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment
Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and
Chief Financial Officer; Mark N. Jacobs, Vice President, General
Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate
Communications; Mary Beth Leibig, Vice President-Human Resources;
Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S.
Wasser, Vice President-Information Systems; William V. Healey,
Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank
V. Cahouet, directors.

     The Manager manages each Series' portfolio of investments in accordance with the stated policies of such Series, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, Douglas
J. Gaylor, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C.
Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


     The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager.
The expenses borne by the Fund include, without limitation, the following:  taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue
Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary
expenses.   In addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee.  See "Distribution Plan and Shareholder Services
Plan."  Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.


     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .55 of 1% of the value of each Series' average daily net assets. For the fiscal years ended April 30, 1995, 1996 and 1997, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Series was as set forth below:

Series      Management Fee      Reduction in Fee      Net Fee Paid
                Payable

                1995       1996     1997   1995    1996     1997       1995      1996      1997

Connecticut $2,082,924  $2,045,864  $    $ 35,533  $     0  $   0  $2,047.391  $2,045864   $   0
Florida      1,599,533   1,504,679   -     27,718        0    -     1,571,835   1,504,679    -
Georgia         49,119     160,860   -    149,119   59,898    -             0     100,962    -
Maryland     1,901,194   1,852,002   -     32,614        0    -     1,868,580   1,852,002    -
Massachuetts   426,673     423,126   -      7,190        0    -       419,483     423,126    -
Michigan     1,074,186   1,067,900   -     18,112        0    -     1,056,074   1,067,900    -
Minnesota      943,648     924,716   -     15,888        0    -       927,660     924,716    -
New Jersey      38,710      74,073  56,351 38,710   10,732    9,646         0      63,341   46,695
North Carolina 535,236     517,799   -    297,996   20,032    -       237,240     497,767    -
Ohio         1,707,720   1,684,215         28,783        0    -     1,678,937   1,678,937    -
Pennsylvania 1,589,232   1,600,235   -     26,631        0    -     1,562,601   1,600,235    -
Texas          485,593     464,591   -    485,593  464,501    -             0           0    -
Virginia       496,788     522,229   -    496,788  522,229    -             0           0    -

____________________________________

1. The fiscal year ended was July 31, 1995.

2. The fiscal year ended was July 31, 1996.

3. Effective August 1, 1996, the New Jersey Series changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.


     The Manager has agreed that if in any fiscal year the aggregate expenses of each Series, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series' net assets increases.

                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Premier Family of Funds, for the funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     For the fiscal year ended April 30, 1997, the Distributor retained the following amounts from sales loads in the respect to Class A, and from contingent deferred sales charges ("CDSC") with respect to Class B and Class C, of each Series:


Series                Class A           Class B           Class C

Connecticut           $25,153           $57,412             -0-
Florida                21,041            62,568             -0-
Georgia                  1,369           36,034             -0-
Maryland               24,087            63,161             -0-
Massachusetts            6,837            3,841             -0-
Michigan               16,807            34,324             -0-
Minnesota              13,055            43,202             -0-
New Jersey*                137           10,000             -0-
North Carolina           5,070           72,256             -0-
Ohio                   23,198            52,134             -0-
Pennsylvania           21,826           133,577             -0-
Texas                    4,008           25,002             -0-
Virginia               10,873            38,249             -0-

__________________________________

*The New Jersey Series has changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.

     Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.


     Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


     Set forth below is an example of the method of computing the offering price of each Series' Class A shares. The examples assume a purchase of Class A shares of the Series aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the net asset value of the Series' Class A shares on April 30, 1997.


                                           Connecticut     Florida  Georgia Maryland
                                           Series          Series   Series  Series
  Class A Shares:
  NET ASSET VALUE, per share               $11.90          $14.48   $13.05  $12.69
  Sales load for individual sales of shares
   aggregating less than $50,000 - 4.5%
   of offering price (approximately
   4.7% of net asset value per share)         .56             .68      .61     .60
  Offering price to public                 $12.46          $15.16   $13.66  $13.29

                                                                                         North
                                           Massachusetts  Michigan  Minnesota New Jersey Carolina
                                           Series         Series    Series    Series     Series
Class A Shares:
  NET ASSET VALUE, per share               $11.50         $15.15    $14.98    $12.63     $12.91


  Sales load for individual sales of shares
   aggregating less than $50,000 - 4.5%
   of offering price (approxamately
   4.7% of net asset value per share)         .54            .71       .70       .59        .61


  Offering price to public                 $12.04         $15.86    $15.68    $13.22     $13.52




Ohio           Pennsylvania      Texas     Virginia
                                           Series         Series            Series    Series
Class A Shares:
  NET ASSET VALUE, per share               $12.58         $16.17            $20.84    $16.27
  Sales load for individual sales of shares
   aggregating less than $50,000 - 4.5%
   of offering price (approximately
   4.7% of net asset value per share)         .59            .76               .98      .77
  Offering price to public                 $13.17         $16.93            $21.82   $17.04


     TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for the purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan and Shareholder Services Plan."

     Class B and Class C shares only are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Series, pursuant to which the Fund pays the Distributor for distributing the relevant Class of shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Series' relevant Class of shares.



     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.
The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved by the Board members at a meeting held on October 31, 1996.
As to each such Class, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan, or by vote of the holders of a majority of the outstanding shares of such Class.


     For the fiscal year ended April 30, 1997, each Series paid the Distributor the following amounts with respect to Class B shares and Class C shares under the Distribution Plan:

                         Amount Charged        Amount Charged
Series                      Class B                Class C

Connecticut                 $190,357             $1,225
Florida                      134,640                 61
Georgia                      101,671                100
Maryland                     194,067                 35
Massachusetts                 24,276                  6
Michigan                      92,044                295
Minnesota                    123,137                544

New Jersey*                   32,737                 32


North Carolina               217,316                  5
Ohio                         184,668                  6
Pennsylvania                 362,739                  9
Texas                         87,651                  6
Virginia                     157,606                276
_______________________________

*Effective August 1, 1996, the New Jersey Series changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.


     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions (which may include banks), Selected Dealers and other financial industry professionals (collectively "Service Agents") in respect to these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved October 31, 1996. As to each Series, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended April 30, 1997, each Series paid the Distributor the following amounts with respect to Class A, Class B and Class C under the Shareholder Services Plan:


Series                        Class A        Class B         Class C
Connecticut            $834,351        $95,178      $409
Florida                 616,605         67,320        20
Georgia                  22,250         50,835        33
Maryland                744,774         97,033        12
Massachusetts           180,190         12,138         2
Michigan                439,289         46,022        98
Minnesota               358,575         61,568       182

New Jersey*               9,235         16,369        10


North Carolina          126,703        108,658         2
Ohio                    673,216         92,334         2
Pennsylvania            546,007        181,369         3
Texas                   167,350         43,826         2
Virginia                158,482         78,803        92
_______________________________

* Effective August 1, 1996 the New Jersey Series changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Check Redemption Privilege - Class A Shares. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") with respect to Class A shares, drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the Class A shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Class A, Class B and Class C shares of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Class A shares of funds purchased without a sales load may be exchanged for Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          B. Class A shares of funds purchased with or without a sales load may be exchanged without a sales load for Class A shares of other funds sold without a sales load.

          C. Class A shares of funds purchased with a sales load, Class A shares of funds acquired by a previous exchange from Class A shares purchased with a sales load, and additional Class A shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          D. Class B or Class C shares of any fund may be exchanged for the same Class of shares of other funds without a sales load. Class B or Class C shares of any fund exchanged for the same Class of shares of another fund will be subject to the higher applicable CDSC of the two exchanged funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item C above, an investor's
Service Agent must notify the Transfer Agent of the investor's prior ownership of such Class A shares and the investor's account number.

     To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the same Class of the funds in the Dreyfus Premier Family of Funds or Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.


     Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class of one of the other Series or another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


     Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the series or fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


     Dividend Sweep. Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


          A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid with respect to Class B or Class C shares by a fund may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and, fees pursuant to the Shareholder Services Plan, and with respect to Class B and Class C shares only, Distribution Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Dividends, Distributions and Taxes."

     Management believes that each Series qualified for the fiscal year ended April 30, 1997 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Series must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of any gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by a Series from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures or options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series characterized in the manner described above.

     Offsetting positions held by a Series involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

     If a Series were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Series may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a Series may differ. If no election is made to the extent the "straddle" rules apply to positions established by a Series, losses realized by a Series will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by a Series in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, a Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

     Each Series anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when each Series deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, each Series' annual portfolio turnover rate may exceed 100% in particular years.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."


     The current yield for the 30-day period ended April 30, 1997, for Class A, Class B and Class C of each Series was as follows:

                    Current        Net of Absorbed
Series                    Yield                 Expenses(1)
_______                  _________           _____________________
Class A:
Connecticut              4.89%                  -
Florida                  4.69                   -
Georgia                  4.45                   -
Maryland                 5.01                   -
Massachusetts            4.87                   -
Michigan                 4.57                   -
Minnesota                4.57                   -
New Jersey               4.47                4.44%
North Carolina           4.90                   -
Ohio                     4.55                   -
Pennsylvania             5.01                   -
Texas                    5.29                4.76
Virginia                 5.33                4.80
____________________________
     (1) This column sets forth current yield had certain expenses for the indicated Series not been absorbed.


                         Current        Net of Absorbed
Series                    Yield                 Expenses(1)
________                 __________          _____________________
Class B:
Connecticut              4.54%                  -
Florida                  4.33                   -
Georgia                  4.17                   -
Maryland                 4.71                   -
Massachusetts            4.60                   -
Michigan                 4.28                   -
Minnesota                4.27                   -
New Jersey               4.18                4.16%
North Carolina           4.63                   -
Ohio                     4.25                   -
Pennsylvania             4.73                   -
Texas                    5.03                4.48
Virginia                 5.07                4.52


                         Current             Net of Absorbed
Series                    Yield                 Expenses(1)
_______                  __________          ______________________
Class C:
Connecticut              4.23%                 -
Florida                  4.05                  -
Georgia                  3.79                  -
Maryland                 4.53                  -
Massachusetts            4.33                  -
Michigan                 3.99                  -
Minnesota                4.00                  -
New Jersey               3.94                2.79%
North Carolina           4.43                  -
Ohio                     4.00                  -
Pennsylvania             4.27                  -
Texas                    4.68                4.13
Virginia                 4.86                4.31


____________________________
     (1) This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

Current yield is computed pursuant to a formula which operates as follows:
The amount of each Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Series during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value (or maximum offering price in the case of Class A) per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted.
The current yield is then arrived at by multiplying the result by 2.

     Based upon the 1997 combined (except where noted) Federal and applicable State tax rate specified below, the tax equivalent yield for the 30-day period ended April 30, 1997 for Class A, Class B and Class C of each Series was as follows:

                                   Tax Equivalent    Net of Absorbed
Series                   Tax Rate     Yield             Expenses(1)

Class A:
Connecticut              42.32%       8.48%             -
Florida(2)               39.60        7.76              -
Georgia                  43.22        7.84              -
Maryland                 42.62        8.73              -
Massachusetts            46.85        9.16              -
Michigan                 42.26        7.91              -
Minnesota                44.73        8.27              -
New Jersey               43.45        7.90              7.85%
North Carolina           44.28        8.79              -
Ohio                     43.83        8.10              -
Pennsylvania             41.29        8.53              -
Texas(2)                 39.60        8.76              7.88
Virginia                 43.07        9.36              8.43

Class B:
Connecticut              42.32       7.87%             -
Florida(2)               39.60       7.17              -
Georgia                  43.22       7.34              -
Maryland                 42.62       8.21              -
Massachusetts            46.85       8.65              -
Michigan                 42.26       7.41              -
Minnesota                44.73       7.73              -
New Jersey               43.45       7.39              7.36%
North Carolina           44.28       8.31              -
Ohio                     43.83       7.57              -
Pennsylvania             41.29       8.06              -
Texas(2)                 39.60       8.33              7.42
Virginia                 43.07       8.91              7.94


___________________________
(1) This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.
(2) Federal tax rate only. No state personal income tax imposed during 1996.


                                   1Tax Equivalent         Net of Absorbed
Series                   Tax Rate       Yield                 Expenses(1)

Class C:
Connecticut              42.32%        7.33%                    -
Florida(2)               39.60         6.71                     -
Georgia                  43.22         6.67                     -
Maryland                 42.62         7.89                     -
Massachusetts            46.85         8.15                     -
Michigan                 42.26         6.91                     -
Minnesota                44.73          7.24                    -
New Jersey               43.45          6.97                    4.93%
North Carolina           44.28          7.95                    -
Ohio                     43.83          7.12                    -
Pennsylvania             41.29          7.27                    -
Texas(2)                 39.60          7.75                    6.84
Virginia                 43.07          8.54                    7.57


_________________________
(1) This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.
(2) Federal tax rate only. No state personal income tax imposed during 1996.

Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt.

     The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     The average annual total return for the periods indicated for Class A of each Series was as follows:
                  1-year period          5-year period            9.926-year period
Series        ended April 30, 1997    ended April 30, 1997      ended April 30, 1997
Connecticut         2.04%                    5.89%                     7.11%
Florida             0.04                     5.57                      8.56
Georgia             1.43                     5.70(1)                     -
Maryland            2.08                     5.75                      6.59
Massachusetts       2.28                     5.70                      6.58
Michigan            2.10                     6.42                      8.44
Minnesota           1.35                     5.66                      7.56
New Jersey          1.13                     4.26(2)                     -
North Carolina      2.94                     6.03                      6.72(3)
Ohio                2.12                     6.03                      5.15
Pennsylvania        2.09                     6.23                      7.54(4)
Texas               2.91                     6.92                     10.14
Virginia            3.14                     6.55                     7.20(3)


____________________________
(1) For the 4.658 year period ended April 30, 1997.
(2) For the 2.99 year period ended April 30, 1997
(3) For the 5.748 year period ended April 30, 1997.
(4) For the 9.753 year period ended April 30, 1997.

     The average annual total return for the periods indicated since the initial offering for Class B of each Series was as follows:



                   1-year period        4.290-year period
Series          ended April 30, 1997  ended April 30, 1997
Connecticut              2.31%               5.06%
Florida                  0.33                4.87
Georgia                  1.55                5.44
Maryland                 2.34                5.26
Massachusetts            2.66                4.95
Michigan                 2.28                5.75
Minnesota                1.60                5.22
New Jersey               1.34                4.44(1)
North Carolina           3.27                5.13
Ohio                     2.27                5.34
Pennsylvania             2.41                5.62
Texas                    3.15                6.36
Virginia                 3.41                5.56


____________________________
(1) For the 2.99 year period ended April 30, 1997.

     The average annual total return for the periods indicated since the initial offering for Class
C of each Series was as follows:

                      1-year period           1.710 years
Series              ended April 30, 1997   ended April 30, 1997
Connecticut                   4.94%               5.70%
Florida                       2.98                4.27
Georgia                       4.30                5.74
Maryland                      5.16                5.94
Massachusetts                 5.56                5.40
Michigan                      4.94                6.05
Minnesota                     4.34                5.29
New Jersey                    4.19                1.38(1)
North Carolina                6.00                6.58
Ohio                          5.07                5.93
Pennsylvania                  4.92                6.28
Texas                         5.79                7.04
Virginia                      6.18                6.57


____________________________
(1) For the 1.41 year period ended April 30, 1997.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

     The total return for the period May 28, 1987 through April 30, 1997 (except where indicated) for Class A of each Series was as follows:

               Based on Maximum  Based on Net Asset
Series          Offering Price        Value
Connecticut       97.78               107.13
Florida          126.03               136.76
Georgia(1)        29.47                35.58
Maryland          88.42                97.32
Massachusetts     88.20                97.05
Michigan         123.59               134.05
Minnesota        106.26               116.04
New Jersey(2)     13.34                18.68
North Carolina(3) 45.35                52.26
Ohio              64.62                72.32
Pennsylvania(4)  103.07               112.68
Texas            160.92               173.19
Virginia(3)       49.19                56.23



____________________________
(1) For the period from September 3, 1992 (commencement of operations) through April 30, 1997.
(2) For the period from May 4, 1994 (commencement of operations) through April 30, 1997.
(3) For the period from August 1, 1991 (commencement of operations) through April 30, 1997.
(4) For the period from July 30, 1987 (commencement of operations) through April 30, 1997.

     The total return for the period January 15, 1993 to April 30, 1997 for Class B of each Series was as follows:


               Based on Net Asset       Based on
Series              Value            Maximum CDSC
Connecticut         25.59%              23.61%
Florida             24.55               22.62
Georgia             27.50               25.50
Maryland            26.58               24.58
Massachusetts       24.98               23.04
Michigan            29.08               27.09
Minnesota           26.41               24.41
New Jersey(1)       16.94               13.94
North Carolina      25.93               23.93
Ohio                26.98               24.98
Pennsylvania        28.43               26.43
Texas               32.26               30.26
Virginia            28.11               26.11

___________________________________
(1)  For the period May 4, 1995 (commencement of operations) to April 30,
1997.

     The total return for the period August 15, 1995 to April 30, 1997 (except where indicated) for Class C of each Series was as follows:

               Based on Net Asset
Series              Value*
_____               ________________
Connecticut         9.94%
Florida             7.42
Georgia            10.01
Maryland           10.36
Massachusetts       9.40
Michigan           10.56
Minnesota           9.21
New Jersey(1)       1.95
North Carolina     11.52
Ohio               10.35
Pennsylvania       10.98
Texas              12.33
Virginia           11.49




___________________________________
*    No CDSC is charged Class C shares after one year of purchase.
(1) For the period December 4, 1994 (commencement of operations) to April 30, 1997.

     Total return is calculated by subtracting the amount of the Series' net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class
A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares which, if reflected, would reduce the performance quoted.




      On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey Series of Premier Insured Bond Fund (the "Insured New Jersey Fund"). The performance information provided above for periods prior to such date for the New Jersey Series is for the Insured New Jersey Fund and reflects the fact that for such periods, the Insured New Jersey Fund was required to invest (i) at least 65% of the value of its total assets in Municipal Obligations insured as to timely payment of principal and interest by recognized insurers of Municipal Obligations and
(ii) in Municipal Obligations rated no lower than Baa by Moody's or BBB by S&P and Fitch.


     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

     From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation. Advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and to Morningstar ratings and related analysis supporting such ratings.


     The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

     From time to time, advertising materials for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to an investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Series' shares have no preemptive or subscription rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     The Manager's legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $25 billion in tax exempt assets.



             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ending April 30, 1997, the Fund paid the Transfer Agent $1,012,323.


     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian.

     Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of shares being sold pursuant to the Fund's Prospectus.


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.
                                 APPENDIX A

                          RISK FACTORS -- INVESTING
                       IN STATE MUNICIPAL OBLIGATIONS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

     Connecticut Series                                  B-43
     Florida Series                                      B-46
     Georgia Series                                      B-50
     Maryland Series                                     B-54
     Massachusetts Series                                B-56
     Michigan Series                                     B-58
     Minnesota Series                                    B-61
     New Jersey Series                                   B-67
     North Carolina Series                               B-69
     Ohio Series                                         B-74
     Pennsylvania Series                                 B-79
     Texas Series                                        B-87
     Virginia Series                                     B-92


Connecticut Series


     Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total non-agricultural employment. The State's manufacturing industry is diversified, but from 1970 to 1993 manufacturing employment declined 33.5%, while non-manufacturing employment increased 63.3%, particularly in the service, trade and finance categories, resulting in an increase of 27.6% in total growth in non-agricultural sectors. Defense-related business plays an important role in the Connecticut economy, and economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. From 1984 to 1995, Connecticut ranked from sixth to twelfth among all states in total defense contract awards, receiving 3.0% of all such contracts in 1995. In recent years the Federal government has reduced the amount of defense-related spending and the largest defense-related employers in the State have announced substantial labor force reductions. The future effect of these and other industrial labor force reductions on the Connecticut economy cannot be predicted at this time.

     Connecticut has a high level of personal income. According to Bureau of Economic Analysis figures, personal income of State residents for calendar year 1995 was $104.1 billion, a 5.7% increase over the previous year. Total personal income in the State increased 29.6% from 1987 to 1992 and 20.0% from 1990 to 1995, compared with national increases of 37.3% and 25.0%, respectively. According to U.S. Department of Commerce projections, the State is expected to continue to rank among the highest in state per capital income.

     While the State's General Fund ended fiscal 1984-85, 1985-86 and 1986-87 with operating surpluses of approximately $365.5 million, $250.1 million and $365.2 million, respectively, the State recorded operating deficits of $115.6 million, $28 million, $259.5 million and $808.5 million for fiscal 1987-88, 1988-89, 1989-90 and 1990-91, respectively. Together with the deficit carried forward from fiscal 1989-90, the total deficit for the fiscal year 1990-91 was $965.7 million. The total deficit amount was funded by the issuance of General Obligation Economic Recovery Notes. As of March 1995, $456 million of such notes remained outstanding. The Comptroller's annual report for the fiscal year ended June 30, 1992 reflected a General Fund operating surplus of $110.2 million, which surplus was used to retire $110.1 million of the States's Economic Recovery Notes. The Comptroller's annual reports for the fiscal years ended June 30, 1993, 1994, 1995 and 1996 reflected General Fund operating surpluses of $113.5 million, $19.7 million, $80.5 million, and $250 million, respectively. The unappropriated surplus in the General Fund is deemed to be appropriated for debt service for the following fiscal year.

     Since 1988, the Comptroller's annual report has reported results on the basis of both the modified cash basis required by State law and the modified accrual basis used for GAAP financial reporting. Based on estimates from the Controller's Office as of September 30, 1996, the cumulative deficit on a GAAP basis is estimated at $608 million for fiscal 1995-96. The modified cash basis of accounting used for statutory financial reporting and the modified accrual basis used for GAAP financial reporting are different and, as a result, often produce varying financial results, primarily because of differences in the recognition of revenues and expenditures.

     The State finances its operations primarily through the General Fund. All tax and most non-tax revenues of the State, except for motor fuels taxes and other transportation related taxes, fees and revenues, are paid into, and substantially all expenditures pursuant to legislative appropriations are made out of, the General Fund. The State derives over 70% of its revenues from taxes. Miscellaneous fees, receipts, transfers and Federal grants account for most of the other State revenue. The Sales and Use Taxes, the corporation business tax and the recently enacted broad based personal income tax are the major revenue raising taxes.

     The adopted budget for fiscal 1996-97 anticipates General Fund revenues of $9.0497 billion and General Fund expenditures of $9.0494 billion resulting in a projected surplus of $0.3 million.

     The adopted budget reflects implementation of significant tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. A phase down in the personal income tax rate was enacted. To improve the business climate in the State and stimulated long term job growth, legislation was also enacted which will reduce Connecticut's corporate tax rate from its current rate of 11.25% to 7.5% by January 1, 2000. The adopted budget also reflects significant reductions in expenditures from current service levels.

     As part of the adopted budget, approximately $241 million of the original $965.7 million in Economic Recovery Notes issued to fund the cumulative deficit of fiscal year 1990-91, will be retired in fiscal years 1996-97 through 1998-99, rather than in fiscal 1995-96. Of the original $965.7 million issued, $725 million will be retired on schedule and the Economic Recovery Notes will be paid in full by the expiration of the current Governor's term.

     On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions. The statutory spending cap limits the growth of expenditures to either (1) the rolling five-year average annual growth in personal income, or (2) the increase in the consumer price index for urban consumers during the preceding twelve-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures. To preclude shifting expenditures out of the General Fund to other funds, the spending cap applies to all appropriated funds combined. For fiscal 1993-94 and for fiscal 1994-95, permitted growth in capped expenditures is 5.82% and 4.49%, respectively. The adoption Budget for fiscal 1993-94 and 1994-95 is approximately $58 million and $24 million, respectively, below the spending cap.

     The State has no constitutional or other organic limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. There are no reported court decisions relating to State bonded indebtedness other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never contained provisions requiring submission of the questions of incurring indebtedness to a public referendum. Therefore, the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters are statutory.

     The State has established a program of temporary note issuances to cover periodic cash flow requirements. The maximum volume of cash flow borrowing is determined based upon the State's actual cash needs on a daily basis. The State, as of April 17, 1990, commenced a program permitting the issuance of up to $539 million of General Obligation Temporary Notes (the "April 1990 Program"). Under the April 1990 Program, the State may issue notes during a five-year period concluding in April of 1995. Additionally, a separate $200 million temporary note program commenced as of April 30, 1991 and concluded on October 31, 1991. There are currently no notes outstanding under either program.

     The General Assembly has empowered, pursuant to bond acts in effect, the State Bond Commission to authorize general obligation bonds in the amount of approximately $9.069 billion. As of September 15, 1995, the State Bond Commission has issued approximately $7.716 billion of such bonds and the balance of approximately $1.445 billion was available for authorization.

     General obligation bonds issued by Connecticut municipalities are payable primarily from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport.

     S&P, Moody's and Fitch rated Connecticut's Municipal Bonds AA-, Aa and AA, respectively.


Florida Series

     Revenues and Expenditures. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of three funds: General Revenue Fund, Trust Funds and Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. Beginning in 1993-94, the Florida Constitution requires that the State establish a Budget Stabilization Fund. This fund is to contain a balance of at least 1% of the previous year's net General Revenue collections in 1994-95, 2% in 1995-96, 3% in 1996-97, 4% in 1997-98 and 5% in 1998-99 and thereafter. These moneys can be only spent for the purpose of covering revenue shortfalls and for emergency purposes as defined by general law. Implementing legislation establishing this fund was enacted during the 1994 Session of the Florida legislature.

     In November of 1994, Florida voters approved an amendment to the Florida Constitution which set forth limitations on revenue collections by the State. With certain exceptions, State revenues collected for any fiscal year are limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth.

     As used in the amendment, "growth" means an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. For the 1995-1996 fiscal year, the State revenues allowed under the amendment for the prior fiscal year shall equal the State revenues collected for the 1994-1995 fiscal year. Florida personal income will be determined by the Legislature, from information available from the United States Department of Commerce or its successor on the first day of February prior to the beginning of the fiscal year. State revenues collected for any fiscal year in excess of this limitation will be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified above, and thereafter shall be refunded to taxpayers as provided by general law. State revenues allowed under the amendment for any fiscal year may be increased by a two-thirds vote of the membership of each house of the Florida Legislature.

     For purposes of the amendment "State revenues" means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, "State revenues" does not include: revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; proceeds from the State Lottery returned as prizes; receipts of the Florida Hurricane Catastrophe Fund; balances carried forward from prior fiscal years; taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the Constitution after July 1, 1994. An adjustment to the revenue limitation will be made by general law to reflect the fiscal impact of transfers of responsibility for the funding of governmental functions between the State and other levels of government.

     The amendment became effective January 1, 1995.

     The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year.

     Florida ended fiscal years 1993-94 and 1994-95 with General Revenue plus Working Capital Funds unencumbered reserves of approximately $351.8 million and $319.5 million, respectively. Estimated fiscal year 1995-96 General Revenue plus Working Capital Funds available total $14.99 billion. Total effective appropriations for the 1995-96 fiscal year are estimated at $14.85 billion, resulting in estimated unencumbered reserves of $140.0 million at the end of the fiscal year.

     In fiscal year 1994-95, the State derived approximately 61% of its total direct revenues from the General Revenue Fund, Trust Funds and Working Capital Fund from State taxes. Federal grants and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, and beverage tax, which amounted to 61%, 6% and 3%, respectively, of total General Revenue Fund receipts.

     State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1993-94, expenditures from the General Revenue Fund for education, health and welfare and public safety amounted to approximately 48.9%, 31.6% and 13%, respectively, of total General Revenues.

     Sales and Use Tax. The greatest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6% of the sales price of tangible property sold at retail in the State. The use tax is 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer. Less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a .5% or 1% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources. In addition, non-consolidated counties with populations in excess of 800,000 may levy a local option sales tax to fund indigent health care. This tax rate may not exceed .5% and the combined levy of the indigent health care surtax and the infrastructure surtax described above may not exceed 1%. Furthermore, charter counties which adopted a charter prior to June 1, 1976, and each county with a consolidated county/municipal government, may (by referendum) assess up to a 1% discretionary sales surtax within their county. Proceeds from this tax are earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressway or transportation authority for use on country roads and bridges, for a bus system, or to service bonds financing roads and bridges. The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. This tax also includes a levy on the following: (i) rentals of tangible personal property, transient lodging and non-residential real property; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities, except those used in homes; and (iv) restaurant meals. Exemptions include: groceries; medicines; hospital rooms and meals; fuels used to produce electricity; purchases by religious, charitable and educational nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities.

     All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or countries and cities. For the State fiscal year which ended June 30, 1994, receipts from this source were $10.505 billion, an increase of 11.4% from fiscal year 1992-93.

     Motor Fuel Tax. The second largest source of State tax receipts is the tax on motor fuels. Preliminary data show collections from this source in the State fiscal year ended June 30, 1994, were $1.416 billion. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

     State and local taxes on motor fuels (gasoline and special fuel) include several distinct fuel taxes: (i) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (ii) the State excise tax of four cents per gallon of motor fuel, proceeds distributed to local governments; (iii) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; and (iv) local option motor fuel taxes, which may range between one cent to seven cents per gallon.

     Alcoholic Beverage Tax. Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $559.3 million in State fiscal year ended June 30, 1994. Alcoholic beverage receipts declined from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.

     The 1990 Legislature established a surcharge on alcoholic beverages. This cargo is levied on alcoholic beverages sold for consumption on premises. The surcharge is at ten cents per ounce of liquor, ten cents per four ounces of wine, four cents per twelve ounces of beer. Most of these proceeds are deposited into the General Revenue Fund. In fiscal 1993-94 a total of $95.1 million was collected.

     Corporate Income Tax. Pursuant to an amendment to the State Constitution, the State Legislature adopted, effective January 1, 1972, the "Florida Income Tax Code" imposing a tax upon the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.

     The tax is imposed in an amount equal to 5.5% of the taxpayer's net corporate income for the taxable year, less a $5,000 exemption, as defined in such Code. Net income is defined by the Code as that share of a taxpayer's adjusted Federal income for such year which is apportioned to the State of Florida. Apportionment is by weighted factors of sales (50%), property (25%) and payroll (25%). All business income is apportioned and non-business income is allocated to a single jurisdiction, usually the State of commercial domicile.

     All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1995, receipts from this source were $1.267 billion, an increase of 3% from fiscal year 1993-94.

     Documentary Stamp Tax. Deeds and other documents relating to a realty are taxed at 70 cents per $100 of consideration, while corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed at 35 cents per $100 of consideration. Documentary stamp tax collections totalled $699.7 million during fiscal year 1994-95, posting a 10% decrease from the previous fiscal year. The General Revenue Fund receives approximately 62% of documentary stamp tax collections.

     Gross Receipts Tax. Effective July 1, 1992, the tax rate was increased from 2.25% to 2.5% of the gross receipts of electric, natural gas and telecommunications services. All gross receipts utilities collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1994-95, gross receipts utilities tax collections totalled $511.9 million, an increase of 9% over the previous fiscal year.

     Intangible Personal Property Tax. This tax is levied on two distinct bases: (i) stocks, bonds, including bonds secured by Florida realty, notes, government leaseholds, interests in limited partnerships registered with the SEC, and other miscellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 2 mills, (ii) mortgages and other obligations secured by liens on Florida realty, taxed with a non-recurring 2 mill tax.

     Of the tax proceeds, 33.5% is distributed to the Municipal Revenue Sharing Trust Fund. The remainder is distributed to the General Reserve Fund.

     Fiscal year 1994-95 total intangible personal property tax collections were $1.055 billion, a 1% increase over the prior year.

     Severance Taxes. The severance tax includes the taxation of oil, gas and sulfur production and a tax on the severance of primarily phosphate rock and other solid minerals. Total collections from severance taxes totalled $56.5 million during fiscal year 1994-95, up 3% from the previous fiscal year.

     Lottery. The 1987 Legislature created the Department of the Lottery to operate the State Lottery and setting forth the allocation of the revenues. Of the revenues generated by the Lottery, 50% is to be returned to the public as prizes; at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.

     Fiscal year 1994-95 produced ticket sales of $2.7 billion of which education received approximately $1.1 billion.

Georgia Series

     Georgia's economy grew rapidly in the 1980s, resulting in a general fund reserve. As a result of a slowdown in the State's economy in the early 1990's, the general fund reserve was effectively eliminated.

     Beginning in fiscal 1993, however, revenues once again began to exceed appropriations. The State's revenue shortfall reserve at the end of Fiscal 1995 was approximately $288 million. Revenues are estimated to slightly exceed expenditures for Fiscal 1996.

     Georgia's unemployment rate was 4.5% for 1996 (January- April annualized rate), which is a decrease of 0.3% over the State's 1995 annual average unemployment rate. The largest sectors of Georgia's economy are wholesale and retail trade, services, manufacturing and government. Per capita income levels are less than the U.S. average (92.9% of the U.S. average in 1993), but Georgia's average annual growth rate of per capita income has exceeded that of the United States as a whole since 1960.

     Constitutional Provisions. Georgia's Constitution limits the appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and the amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well.

     Georgia may incur public debt to supply a temporary deficit due to a delay in collecting the taxes of that fiscal year. Such debt may not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred is to be repaid on or before the last day of the fiscal year in which it is incurred out of taxes levied for that fiscal year. No such debt may be incurred in any fiscal year under this provision if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit. No such debt has been incurred under this provision since its inception.

     The State Constitution also provides that the State may incur public debt for three types of public purposes: (1) debt to "repel invasion, suppress insurrection, and defend the State in time of war;" (2) general obligation debt and (3) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State Authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, and to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water and sewerage facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State as set forth in its Constitution.

     Georgia may not incur debt at any time when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under certain contracts then in force, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. No general obligation debt may be incurred at any time when the term of the debt is in excess of 25 years.

     The State Constitution also provides that Georgia counties, municipalities, and other political subdivisions may not incur debt (including debt incurred on behalf of any special district) in excess of 10% of the assessed value of all taxable property within such county, municipality, or political subdivision. However, a separate provision of the State Constitution permits certain long-term, intergovernmental contracts for services and facilities. The Georgia Supreme Court has held that certain categories of intergovernmental contracts give rise to payment obligations which are not "debts" subject to the 10% debt limitation. It is possible that the intergovernmental contracts clause could be used by local governments to justify entering into transactions which increase their financial obligations, and such transactions could result in increasing the credit risk associated with debt obligations issued by such governmental units.

     Revenues and Expenditures. Georgia's major revenue sources are its sales tax and its income tax. The State also receives revenues from its motor fuels tax, from miscellaneous fees and sales, from other taxes (such as the intangibles tax, alcohol taxes, inheritance tax, and license taxes), and from the State lottery. Unaudited information from the Georgia Revenue Department indicates that revenues from these sources increased 8% in fiscal year 1995 from fiscal year 1994, and that these revenue sources generated the following percentages of total Georgia State revenue in fiscal year 1995:

                                                       Sales Tax
                                             34.04%
                                                       Income Tax
                                             43.78%
                                                       Motor Fuels Tax
                                             5.06%
               Lottery                         3.97%
               Other Taxes                         13.15%
               TOTAL                         100.0%

     State expenditures are classified by major policy category for budgetary purposes. In the fiscal year 1996 operating budget, Georgia expenditures for educational development, human resources, protection of persons and property, and transportation amounted to 52.2%, 25.6%, 9.0%, and 4.3%, respectively, of total budgeted expenditures. Debt service for issued obligations accounts for 3.9% of total budgeted expenditures for fiscal year 1996, and is projected to account for 3.7% of total budgeted expenditures in fiscal year 1997.

     For fiscal years ended June 30, 1975 through June 30, 1997, the aggregate general obligation debt and guaranteed revenue debt authorized by the State General Assembly are $7.9 billion and $193 million, respectively. The aggregate amount of general obligation debt and guaranteed revenue debt actually issued by the State, as of May 31, 1996, is $8.1 billion. The total outstanding principal amount of indebtedness of the State as of May 31, 1996 is $4.9 billion. Of this outstanding debt, 28.8% is due and payable on or before January 1, 2001 and 56.8% is due and payable on or before January 1, 2006.

     Significant Contingent Liabilities. The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

     Age International, Inc. v. State (two cases) and Age International, Inc. v. Miller. Three suits (two for refund and one for declaratory and injunctive relief) have been filed against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million dollars in refunds of alcohol taxes imposed under Georgia's post-Bacchus (see previous note) statute, O.C.G.A. 3-4-60.
These claims constitute 99% of all such taxes paid during the 3 years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional $23 million dollars for later time periods. These two cases encompass all known or anticipated claims for refund of such type within the apparently applicable statutes of limitations for the years in question, i.e., 1989 through January 1993. The two Age refund cases are still pending in the state trial court. The Age declaratory/injunctive relief case was dismissed by the District Court. That dismissal was affirmed by the Eleventh Circuit Court of Appeals.

     Board of Public Education for Savannah/Chatham County v. State of Georgia. This case is based on the local school board's claim that the State is obligated to finance the major portion of the costs of its desegregation program. The Savannah Board originally requested restitution in the amount of approximately $30,000,000, but the Federal District Court set forth a formula which would require a State payment in the amount of approximately $8,900,000 computed through June 30, 1994. Plaintiffs, dissatisfied with the apportionment of desegregation costs between State and county, and an adverse ruling on the State funding formula for transportation costs, appealed to the Eleventh Circuit Court of Appeals.
The State has filed a responsive cross-appeal on the ground that there is no basis for any liability. Subsequently, the parties agreed to a settlement, which has been approved by the Court. The settlement calls for the State to pay the amount awarded to the Plaintiff and to offer an option regarding future funding methodology for pupil transportation. Because interest was accruing in the settlement, in March, 1995, the State paid the Plaintiffs $8,925,000 in partial satisfaction of the settlement agreement. The final settlement figure has yet to be calculated, due to costs which accrued during the pendency of the settlement proposal. Those cost calculations will be finalized in the next several months but are not expected to exceed a total of $10,000,000, including the money already paid.

     DeKalb County v. State of Georgia. A similar complaint has been filed by DeKalb County. The Plaintiffs sought approximately $67,500,000 in restitution. The Federal District court ruled that the State's funding formula for pupil transportation (which the District Court in the Savannah/Chatham County case upheld) was contrary to State law. This ruling would require a State payment of a state law funding entitlement in the amount of approximately $34,000,000 computed through June 30, 1994. Motions to reconsider and amend the Court's judgment were filed by both parties.
The State's motion was granted, in part, which reduced the required State payment to approximately $28,000,000. Notices of appeal to the Eleventh Circuit Court of appeals have been filed. There are approximately five other school districts which might file similar claims.

     Leslie K. Johnson v. Collins. Plaintiff in this case has filed suit in federal district court and in the State Superior Court of Chatham County. Plaintiff challenges the constitutionality of Georgia's transfer fee provided by O.C.G.A. 40-3-21.1 (often referred to as "impact fee") by asserting that the fee violates the commerce clause, due process, equal protection and privilege and immunities provisions of the constitution. Plaintiff seeks to prohibit the State from further collections and to require the State to return to her and those similarly situated all fees previously collected. A similar lawsuit has also been filed in the Superior Court of Fulton County (Mueller v. Collins). From May of 1992 to February 15, 1995, the State has collected $20,006,834.72. The State continues to collect approximately $500,000 to $600,000 per month.

     Daniel W. Tedder v. Marcus E. Collins, Sr., Cobb County Superior Court, Civil Action No. 931553028. Class action challenging the validity of a Georgia Department of Revenue Regulation issued in July of 1992, which resulted in enforcement of sales tax collections on sales of used transportation equipment, most notably sales of used cars where neither party is engaged in the regular sale of used cars. The trial court declared the regulation invalid. Approximately $30,000,000 of tax on such sales was collected before the regulation was rescinded and collections ceased. Accordingly, refund claims of up to $30,000,000 plus interest, could be sought. Approximately $21,900,000 in refunds have been paid.

     Buskirk and Estill v. State of Georgia, et al.. On September 1, 1994, plaintiffs in this case filed a civil action in the Superior Court of Fulton County, Georgia (No. E-31547) on behalf of all "classified employees of the State of Georgia or its agencies and departments during all or part of fiscal year 1992 through 1995 who were eligible to receive within grade pay increases and who would have received same were it not for a freeze of within grade pay increases." The trial court granted the State's motion to dismiss and for summary judgement, which completely resolved the case in the State's favor. Plaintiffs have filed a notice of appeal to the Georgia Supreme Court. If the plaintiffs prevail, the parties will conduct separate discovery on the issue of damages. The State believes that it has good and adequate defenses to the claims made, but, should the plaintiffs prevail in every aspect of their claims, the liability of the State in this matter could be as much as $295,000,000, based on best estimates currently available.

Maryland Series

     The State's total expenditures for the fiscal years ending June 30, 1993, 1994 and 1995 were $11.786 billion, $12.351 billion and $13.528 billion, respectively. As of February 14, 1996, it was estimated that total expenditures for fiscal year 1996 would be $14.611 billion. The State's General Fund, representing approximately 54% - 60% of each year's total budget, had an unreserved deficit of $56 million in fiscal year 1992 and unreserved surpluses of $11 million, $60 million and $132.5 million in fiscal years 1993, 1994 and 1995, respectively. The Governor of Maryland reduced fiscal year 1993 appropriations by approximately $56 million to offset the fiscal year 1992 deficit. The State Constitution mandates a balanced budget.

     In April 1995, the General Assembly approved the $14.429 billion 1996 fiscal year budget. The Budget includes $2.8 billion in aid to local governments (reflecting a $161 million increase in funding over 1995 that provides for substantial increase in education, health and police aid), and
134.1 million in general fund deficiency appropriations for fiscal year 1995, of which $60 million is a legislatively mandated appropriation to the Revenue Stabilization Account of the State Reserve Fund. The Revenue Stabilization Account was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases. The 1996 Budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes. When the 1996 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1996, would be approximately $7.8 million. As of February 14, 1996, it is estimated that the general fund surplus on a budgetary basis at June 30, 1996, will be $1 million. At its December 12, 1995 meeting, the Board of Revenue Estimates lowered the estimate of fiscal year 1996 revenues by $92 million. The Governor has proposed a plan to address this shortfall by reducing general fund appropriations by $26 million and by obtaining additional money for the general Fund from appropriate sources (including use of the 1995 surplus and from a transfer from the Revenue Stabilization Account).

     In January 1996, the Governor submitted his proposed 1997 Fiscal Year Budget to the General Assembly. The Budget includes $2.9 billion in aid to local governments (reflecting a $121.5 million increase over 1996 that provides substantial increases in education, health and police aid), and $77 million in general fund deficiency appropriations for fiscal year 1996. As of February 14, 1996, it is estimated that the general fund surplus on a budgetary basis at June 30, 1997 will be $500 thousand and that the balance in the Revenue Stabilization Account of the State Reserve Fund also at June 30, 1997 will be $538 million.

     The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited special obligations bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

     At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past has not issued short-term tax anticipation and bond anticipation notes, or made any other similar short-term borrowings for cash flow purposes.

     As of July 1996, the State's general obligation bonds were rated "Aaa" by Moody's and "AAA" by S&P and Fitch.

     The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes and corporate income taxes, and from the general revenues of the Department. Issued to finance highway, port, transit, rail or aviation facilities, as of July 1996, these bonds were rated "Aa" by Moody's and "AA" by S&P and Fitch. The Maryland Transportation Authority, an entity of the Department issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds were rated "A1" by Moody's and "A+" by S&P as of July 1996.

     According to recent available ratings, general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated "Aaa" by Moody's and "AAA" by S&P. Prince George's County, also in the Washington, D.C. suburbs, issues general obligation bonds rated "Aa" by Moody's and "AA" by S&P, while Baltimore County, a separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated "Aaa" by Moody's and "AAA" by S&P. The City of Baltimore's general obligation bonds are rated "A1" by Moody's and "A" by S&P. The other counties in Maryland which are rated by Moody's all have general obligation bond ratings of "A" or better from Moody's, except for Allegheny County, the bonds of which are rated "Baa" by Moody's. The Washington Suburban Sanitary district, a bi-county agency providing water and sewerage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aa1" by Moody's and "AA" by S&P as of July 1996. Additionally, some of the large municipal corporations in Maryland (such as the cities of Rockville and Annapolis) have issued general obligation bonds. There can be no assurance that any of the foregoing ratings will continue.

Massachusetts Series

     The economy of the Commonwealth of Massachusetts is experiencing a recovery following a slowdown that began in mid-1988. Massachusetts had benefitted from an annual job growth rate of approximately 2% since the early 1980s, but by 1989 employment started to decline. Between 1988 and 1992, total employment in Massachusetts declined 10.7%. In 1993, 1994 and 1995, however, total employment increased by 1.6%, 2.2% and 2.4%, respectively. Employment levels increased in all sectors except manufacturing. Between 1990 and 1992, the Commonwealth's unemployment rate was considerably higher than the national average, however, unemployment rates in Massachusetts since 1993 have declined faster than the national average (6.9% compared to 6.8% in 1993) and the employment rate in Massachusetts in 1994 and 1995 was slightly below the national average (6.0% compared to 6.1% for 1994 and 5.4% compared with 5.6% for 1995).

     While the Commonwealth's expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 to 1996 with a positive closing fund balance in its budgeted operating funds.

     In recent years, health care related costs have risen dramatically in Massachusetts and across the nation and the increase in the State's Medicaid and group health insurance costs reflects this trend. In fiscal 1993, Medicaid was the largest item in Massachusetts' budget and has been one of the fastest growing budget items, although the rate of increase has abated in recent years. During fiscal years 1989, 1990, 1991 and 1992, Medicaid expenditures were $1.83 billion, $2.12 billion, $2.77 billion and $2.82 billion, respectively, representing an average annual increase of 15.4%. Expenditures for fiscal 1993 were $3.15 billion, an 11.8% increase over fiscal 1992. Medicaid expenses in fiscal 1994 were $3.31 billion and in fiscal 1995 $3.398 billion. The average annual growth from fiscal 1991 to fiscal 1995 was 5.4% compared with approximately 17% between fiscal 1987 and fiscal 1991.

     Massachusetts' pension costs have risen dramatically as the State has appropriated funds to address in part the unfunded liabilities that had accumulated over several decades. Total pension costs increased at an average annual rate of 8.1% from $703.9 million in fiscal 1991 to $968.8 million in fiscal 1995.

     Payments for debt service on Massachusetts general obligation bonds and notes have risen at an average annual rate of 11.6% from $649.8 million in fiscal 1989 to $1.23 billion in fiscal 1995. Debt service payments were $898.3 million in fiscal 1992, $1.14 billion in fiscal 1993 and $1.15 billion in fiscal 1994. In 1990, legislation was enacted which generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of January 1, 1995, the State had approximately $9,595 billion of long-term general obligation debt outstanding and short-term direct obligations of the Commonwealth totalled $264 million.

     Certain independent authorities and agencies within the State are statutorily authorized to issue debt for which Massachusetts is directly, in whole or in part, or indirectly liable. The State's liabilities are either in the form of (i) a direct guaranty, (ii) State support through contract assistance payments for debt service, or (iii) indirect obligations. The State is indirectly liable for the debt of certain authorities through a moral obligation to maintain the funding of reserve funds which are pledged as security for the authorities' debt.

     In November 1980, voters in the Commonwealth approved a State-wide tax limitation initiative petition, commonly known as Proposition 2 1\2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2 limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of
(i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require vote approval at a general or special election. Proposition 2 1/2 also limits any annual increase in the total assessments on cities and towns by any county, district, authority, the Commonwealth, or any other governmental entity except regional school districts and regional water and sewer districts whose budgets are approved by _ of their member cities and towns. During the 1980s, Massachusetts increased payments to the cities, towns and regional school districts
("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 1996, approximately 19.1% of Massachusetts' budget was allocated to Local Aid. Direct Local Aid dropped from a high of $2.961 billion in fiscal 1989 to $2.727 billion in fiscal 1994, but increased to $2.976 billion in fiscal 1995 and an estimated $3.240 billion in fiscal
1996. Recent increases are largely a result of comprehensive education reform legislation enacted in 1993 that requires annual increases in state expenditures for education funding, subject to annual legislative appropriations, above a fiscal 1993 base of approximately $1.288 billion. Increases of $175 million above the base for fiscal 1994 to $876 million for fiscal 1997 have been fully funded. Additional increases are called for in future years.

     Many factors affect the financial condition of the Commonwealth and its cities, towns and public bodies, such as social, environmental, and economic conditions, many of which are not within the control of such entities. As is the case with most urban States, the continuation of many of Massachusetts' programs, particularly its human services programs, is in significant part dependent upon continuing Federal reimbursements which have been steadily declining. The loss of grants to Massachusetts and its cities and towns could further slow economic development. To the extent that such factors may exist, they could have an adverse effect on economic conditions in Massachusetts, although what effect, if any, such factors would have on Massachusetts' Municipal Obligations cannot be predicted.

Michigan Series

     General. Recently, the State's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, the State anticipates that its economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. In 1995, approximately 77% of wage and salary employment was in the State's non-manufacturing sectors. In 1995, total employment was 4,491,000 with manufacturing wage and salary employment totaling 974,900. Manufacturing employment remains below the peak employment level of 1,179,600 attained in 1978. Employment in the durable goods manufacturing industries was 728,600 and non-durable goods employment was 246,400 in the State in 1995. The motor vehicle industry, which is still an important component in the State's economy, employed 283,700 in 1995. The State's average unemployment rate for calendar year 1995 was 5.3%.

     The State's general obligation bonds are rated Aa by Moody's, AA by S&P and AA by Fitch. Because most of the State Municipal Obligations are revenue or general obligations of local government or authorities, rather than general obligations of the State of Michigan itself, ratings on such State Municipal Obligations may be different from those given to the State of Michigan.

     State Constitutional Provisions Affecting Revenues and Expenditures. The State Constitution provides that proposed expenditures and revenues of any operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

     In 1978, the State Constitution was amended to limit the amount of total State revenues raised from taxes and certain other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.

     If, in any fiscal year, revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

     The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year. Spending for local units met this requirement for fiscal years 1985-86 through 1991-92 and fiscal year 1993-94.

     The State has settled litigation with Oakland County, Michigan in which Oakland County had alleged that the classification of State expenditures for certain mental health programs as spending for local units was improper. As part of the settlement, the State agreed to reclassify these expenditures, beginning in fiscal year 1992-93. As a result, the State determined that in fiscal year 1992-93 the proportion of State spending from State sources paid to local units of government was approximately $97 million less than constitutionally required and an amount at least this large will be appropriated to the State's local government payment fund in the next budget submission.

     The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

     Economic and Fiscal Condition. Legislation requires that the administration prepare two economic forecasts each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. The May 1996 forecast is summarized below.

     The State's economic forecast for calendar year 1996 projects modest growth. Real GDP is projected to grow 2.7% in 1996, on a calendar year basis. Car and light truck sales are expected to total 14.9 million units in 1996.

     The forecast assumes moderate inflation, accompanied by steady interest rates. Ninety-day T-Bill rates are expected to average 5.1 percent for 1996. The United States' unemployment rate is projected to decline to an average of 5.5 percent for 1996.

     The State's forecast for the Michigan economy reflects the above national outlook. Total wage and salary employment is projected to grow 1.5% in 1996. This slight growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to average 6.0% in 1996, continuing the recent trend to Michigan's unemployment rate being near the national average compared to the 15-year history of having higher unemployment.

     The Governor's Executive Budget for fiscal year 1995-96 was submitted to the Legislature on February 9, 1995. The fiscal year 1995-96 general fund general purpose Executive Budget recommendation totaled $8,507.6 million. The budget was passed by the Legislature in June 1995.

     The Governor's Executive Budget for fiscal year 1996-97 was submitted to the Legislature on February 8, 1996. The fiscal year 1996-97 general fund/general purpose Executive Budge recommendation totaled $8,246.6 million.

     Property Tax Reform Proposals. On August 19, 1993, the Governor signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation. Act 145 would have exempted all property in the State of Michigan from millage levied for local and intermediate school districts operating purposes, other than millage levied for community colleges, effective July 1, 1994. In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform.

     The property tax and school finance reform measures included a ballot proposal which was approved by the voters on March 15, 1994. Effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A 0.75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State-wide property tax of 6 mills will be imposed on all real and personal property currently subject to the general property tax. The ability of school districts to levy property taxes for school operating purposes has been partially restored. A school board will, with voter approval, be able to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property and non-qualified agricultural property. The adopted ballot proposal contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under the adopted ballot proposal, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

     The adopted ballot proposal contains a system of financing local school operating costs relying upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount equal to the difference between their foundation allowance and the revenues generated by their local property tax levy. Local school districts will also be entitled to levy supplemental property taxes to generate additional revenue if their foundation allowance is less than their historical per pupil expenditures. The adopted proposal also contains provisions which allow for the levy of a limited number of enhancement mills on regional and local school district bases.

     The adopted ballot proposal shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenditures.
These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     Budget Stabilization Fund. In 1977, the BSF was established to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the Budget Stabilization Fund on September 30, 1994 was $775.5 million. The preliminary unreserved accrued balance of the Budget Stabilization Fund on September 30, 1995 was $1,003.2 million.

     State and State-Related Indebtedness. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short- and long-term debt for the purpose of making loans to school districts and (iii) voter-approved long-term debt.

     Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

     Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

     There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

     The State has issued outstanding general obligation full faith and credit bonds and notes for Water Resources, Environmental Protection, Recreation Program, and School Loan purposes. As of September 30, 1995, the outstanding principal amount of all State general obligation bonds was $706 million. On February 20, 1996, the State issued $900 million in short-term general obligation notes in order to meet cash flow requirements. These notes will mature on September 30, 1996.

     As of December 31, 1994, approximately $5.0 billion in principal amount of "qualified" bonds of local school districts was outstanding. In the past 30 years, the State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation. After the litigation was completed, the escrowed funds were repaid in full to the State School Bond Loan Fund.

Minnesota Series

     State Government. The State of Minnesota was formally organized as a territory in 1849 and was admitted to the Union in 1858 as the 32nd state. Bordered by Canada on the north, Lake Superior and Wisconsin on the east, Iowa on the south, and North and South Dakota on the west, it is the 12th largest and 20th most populous state in the Union.

     The Minnesota Constitution organizes State government into three branches: Executive, Legislative and Judicial. The Legislative Branch is composed of a Senate and a House of Representatives. Fiscal administration is performed by the Department of Finance under the control and supervision of the Commissioner of Finance.

     State and State-Related Indebtedness. The Minnesota Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to Minnesota state agencies or political subdivisions for this purpose, as the Legislature by the three-fifths vote of each House may direct, and to finance the development of agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State of Minnesota bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of such general obligation issues.

     As of May 1, 1996, the outstanding principal amount of all Minnesota general obligation bonds was approximately $2.109 billion.

     The Minnesota Constitution limits Minnesota general obligation debt to
(i) short-term debt for Minnesota operating purposes, (ii) short-term debt for purpose of making loans to school districts and (iii) voter-approved long-term debt.

     Short-term debt for operating purposes is limited to an amount not in excess of 15 percent of undedicated revenues received during the preceding fiscal year and must be issued only to meeting obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. The May, 1995, end of the first special session cash flow analysis for Minnesota's Statutory General Fund indicates that Minnesota will have a positive cash flow balance during the Current Biennium which began on July 1, 1995 and ends June 30, 1997. Minnesota has no short-term debt outstanding and, therefore, Minnesota does not expect to do any short term borrowing for cash flow purposes during the Current Biennium. A more recent cash flow analysis is not available. The Department of Finance is in the process of developing a new cash flow forecasting model and expects to do its next cash flow analysis in connection with the November, 1996 revenue and expenditure forecast.

     There are also various Minnesota authorities and special purpose agencies created by the state which issue bonds secured by specific revenues. Such debt is not a general obligation of the State of Minnesota.

     Constitutional and Statutory Provisions Relating to Minnesota and Local Funding. Minnesota revenues in Minnesota are generated primarily from individual income taxes, corporate franchise taxes, sales and use taxes, insurance gross earnings taxes, estate taxes, motor vehicle excise taxes, excise taxes on liquor and tobacco, mortgage taxes, deed taxes, legalized gambling taxes, rental motor vehicle taxes, 900 telephone service taxes, taconite and iron ore taxes, and health care provider taxes. In addition to the major taxes described above, other sources of non-dedicated revenue include minor taxes, 60 percent of Minnesota's lottery net proceeds, unrestricted grants, fees and charges of Minnesota state agencies and departments, and investment income. County, municipal and certain special purpose districts (such as water, flood or mosquito control districts) are authorized to levy property taxes within specified legislative limits. A portion of Minnesota's revenues is allocated from state government to other governmental units within Minnesota such as municipal and county governments, school districts and state agencies through a complex series of appropriations and financial aid formulas. This financial interdependency of the Minnesota state government with other units of government, subject all levels of government, in varying degrees, to fluctuations in Minnesota's overall economy.

     Minnesota's constitutional prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis with revenues created in the period in which they are collected and expenditures debited in the period in which the corresponding liabilities are incurred. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year.

     Minnesota's ability to appropriate funds is limited by the Minnesota Constitution, which directs that Minnesota government shall not in any biennium appropriate funds in excess of projected tax revenues from all sources. Minnesota is authorized to levy additional taxes to resolve any inadvertent shortfalls.

     Appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium. A revenue forecast is prepared during the legislative session to provide the legislature with updated information for the appropriations process. During each biennium regular forecasts of revenues and expenditures are prepared.

     Minnesota's biennial appropriation process relies on revenue forecasting as the basis for establishing aggregate expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. Any federal law changes that increases federal income taxes or reduce federal spending programs may adversely affect these forecasts. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to some normal level of error. The correctness of revenue forecasts and the strength of Minnesota's overall economy may restrict future aid or appropriations from Minnesota government to other units of government.

     Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the Accounting General Fund which served two functions. However, in 1995 the Minnesota Legislature departed the Budget Reserve and Cash Flow Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function. The Cash Flow Account was established in the General Accounting Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account balance is set for the Current Biennium at $350 million. No provision has been made for increasing the balance of the Cash Flow Account from increases in forecast revenues over forecast expenditures. The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the Current Biennium at $270 million.

     For Fiscal Year 1995, ending June 30, 1995, net revenues received were $8.984 billion. After total expenditures and net transfers of $8.894 billion, Fiscal Year 1995 ended with an Unrestricted Accounting General Fund balance of $445 million and an Unreserved Accounting General Fund balance of $1.021 billion.

     For Fiscal Year 1996, ending June 30, 1996, total revenues are estimated to be approximately $9.237 billion. Total expenditures and transfers are estimated at $9.363 billion and after deducting a Cash Flow Account appropriations carry forward of $350 million and Budget Reserve Account carry forward of $220 million, it is estimated that an Unrestricted Accounting General Fund balance of $324 million will remain.

     For Fiscal Year 1997, ending June 30, 1997, total revenues are estimated to be approximately $9.215 billion. Total expenditures and transfers are estimated at $9.488 billion and after deducting a Cash Flow Account appropriations carry forward of $350 million and Budget Reserve Account carry forward of $270 million, it is estimated that an Unrestricted Accounting General Fund balance of $1.025 billion will remain.

     In 1992 the Minnesota Legislature established the MinnesotaCarer program to provide subsidized health care insurance for long term uninsured Minnesotans, reform individual and small group health insurance regulations, create a health care analysis unit to collect condition-specific data about health care practices in order to develop practice parameters for health care providers, implement certain cost containment measures into the system, and establish an office of rural health to ensure the health care needs of all Minnesotans are being met. The program is not part of the Accounting General Fund. A separate account, called the Health Care Access Fund, has been established in Minnesota's Special Reserve Fund to account for revenues and expenditures for the MinnesotaCarer program. Program expenditures are limited to revenues received in the Health Care Access Fund. Program revenues are derived from dedication of insurance premiums paid by individuals, five cents of the state cigarette tax through December 31, 1993, and permanent taxes including a 2 percent gross revenue tax on hospitals, health care providers and wholesale drug distributors, a 2 percent use tax on prescription drugs and a 1 percent gross premium tax on nonprofit health service plans and HMOs. A previously required transfer from the Health Care Access Fund to the Accounting General Fund was eliminated after Fiscal year 1995. The purpose of the transfer was to pay for increased costs in the generally funded Medicaid (MA) and General Assistance Medical Care (GAMC) programs, due to applicants found ineligible for MinnesotaCarer, but qualifying for MA or GAMC.

     The 1993 Legislature adopted legislation establishing a school district credit enhancement program. The legislation authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Children, Families and Learning to pay debt service coming due on school district tax and state-aid anticipation certificates of indebtedness and school district general obligation bonds in the event that the school district notifies the Commissioner of Children, Families and Learning that it does not have sufficient money in its debt service fund for that purpose, or the paying agent informs the Commissioner of Children, Families and Learning that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the Accounting General Fund to the Commissioner of Children, Families and Learning the amount needed to pay any warrants which are issued. The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Children, Families and Learning.
As of April 1, 1996 there were approximately $1.913 billion principal amount of bonds enrolled in the program, some of which have been paid. The State has not had to made any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future.

     The amount of revenue generated by Minnesota's tax structure, because of the dependence on the income and sales taxes, is sensitive to the status of the national and local economy. There can be no assurance that the financial problems referred to or similar future problems will not affect the market value or marketability of the Minnesota Municipal Obligations or the ability of the issuers thereof to pay the interest or principal of such obligations.

     Minnesota general obligation bonds are rated AAA by Moody's and AA+ by S&P and AAA by Fitch.

     Selected Economic and Demographic Factors. Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. Minnesota's economy is being lifted by strong earnings growth in the service industry, rising housing construction, and job gains which are slowly firming up to labor market.

     When viewed in 1995 at a highly aggregative level of detail, the structure of Minnesota's economy parallels the structure of the U.S. economy as a whole. Minnesota employment in ten major industrial sectors was distributed in approximately the same proportions as national employment.
In all sectors, the share of total Minnesota employment was within two percentage points of national employment share.

     Minnesota's employment in the durable goods industries continues to be highly concentrated in industries specializing in the manufacturing of industrial machinery, fabricated metal and instruments. This emphasis is partially explained by the location in Minnesota of computer-related equipment manufacturers. Further, manufacturers of food products, wood products, and printed and published materials joined the high technology manufacturing group which has lead to significant business expansion in Minnesota in this decade.

     The importance of Minnesota's rich natural resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1995, approximately 29.0 percent of Minnesota's non-durable goods employment was concentrated in food and kindred industries, and approximately 18.8 percent in paper and allied industries. This compares to approximately 21.7 percent and 8.9 percent, respectively, for comparable sectors in the national economy. both of these rely heavily on renewable resources in Minnesota. Over half of Minnesota's acreage is devoted to agricultural purposes and nearly one-third to forestry. Printing and publishing are also relatively more important in Minnesota than in the U.S.

     Mining is currently a less significant factor in the Minnesota economy than formerly. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 per thousand in 1979 to 7.9 per thousand in 1995. It is not expected that mining employment will soon return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt and peat which may be utilized in the future.

     While Minnesota's involvement in the defense industry is limited, as military procurement cuts continue, Minnesota employers may face challenges in maintaining employment and sales. More importantly, Minnesota firms producing electronic components, communication equipment, electrical equipment, chemicals, plastics, computers and software may face additional competition from companies converting from military to civilian production.

     Job expansion and business start-ups improved remarkably in this decade with an average rate for new businesses at 2 percent, while business dissolutions were on the decline.

     Finally, despite a state economy that is outperforming the national economy, the future economic outlook is guarded primarily because the growth of the health care industry has slowed significantly and the mainframe computer and airline industries face continued softness.

     Minnesota resident population grew from 4,085,000 in 1980 to 4,387 in 1990 or, at an average annual compound rate of .7 percent. In comparison, U.S. population grew at an annual compound rate of .9 percent during this period. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of .8 percent through 2005.

     Employment and Income Growth in Minnesota. In the period 1980 to 1990, overall employment growth in Minnesota lagged behind national growth. However, manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1980-1990 and 1990-1995 periods.

     In spite of the strong manufacturing sector, during the 1980 to 1990 period, total employment in Minnesota increased 17.9 percent as compared to
20.1 percent nationally. Most of Minnesota's slower growth can be associated with declining agricultural employment and two recessions in the U.S. economy in the early 1980's which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. In the period 1990 to 1995, non-farm employment growth in Minnesota exceeded national growth. Minnesota's non-farm employment grew 11.5 percent compared to 6.6 percent nationwide.

     Since 1980, Minnesota per capita personal income has been within three percentage points of national per capita personal income. The state's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1994, Minnesota per capita personal income was 103.0 percent of its U.S. counterpart.

     Another measure of the vitality of Minnesota's economy is its unemployment rate. During 1994 and 1995, respectively, Minnesota's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.6 percent in 1995, as compared to the national average of 5.2 percent.

New Jersey Series

     New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals, pharmaceuticals, electrical equipment and instruments, machinery, services, wholesale and retail trade, food products, and printing. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.

     While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,445,000 in 1992. This loss has been followed by an employment gain of 205,200 from May 1992 to October 1996, a recovery of 78% of the jobs lost during the recession. In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA+.




     Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the unemployment rate fell to 6.2% during the first ten months of 1995.


     The revised estimate as shown in the Governor's Fiscal Year 1998 Budget forecasts Sales and Use Tax collections for Fiscal Year 1997 as $4.390 billion, a 4.0% increase from Fiscal Year 1996 revenue. The Fiscal Year 1998 estimate of $4.56 billion, is a 3.9% increase from the Fiscal Year 1997 estimate.

     The revised estimate as shown in the Governor's Fiscal Year 1998 Budget forecasts Gross Income Tax collections for Fiscal Year 1997 of $4.71 billion, a 4.4% increase from Fiscal Year 1996 revenue. The estimate for fiscal year 1998 as shown in the Governor's Fiscal Year 1998 Budget of $4.830 billion, is a 2.5% increase from the Fiscal Year 1997 estimate. Included in the Fiscal Year 1998 forecast is the 10% reduction of personal income tax rates effective January 1, 1995 and a further 15% reduction of personal income tax rates effective January 1, 1996 (on joint incomes under $80,000). Fiscal Year 1998 revenues are $200 million lower than they would have been if the 1996 property tax deduction for local property taxes had not been enacted.

     The revised estimate as shown in the Governor's Fiscal Year 1998 Budget forecasts Corporation Business Tax collections for Fiscal Year 1997 of $1.120 billion. Included in the Corporation Business Tax forecast is a reduction in the Corporation Business Tax rate from 9.375% to 9.0% of net New Jersey income as well as two policy changes enacted into law in 1995 which (i) effective June 30, 1997, allow corporations with multi-state operations to allocate income to New Jersey using a formula which double weights the sales receipts factor to give a tax preference to corporations that have a higher concentration of payroll and facilities in New Jersey and
(ii) provide a 7.5% rather than a 9% tax rate for corporations that have net income up to $100,000. The Fiscal Year 1998 forecast as shown in the Governor's Fiscal 1998 Budget of $1.13 billion, represents a 1.2% increase from the Fiscal Year 1997 estimate.

     The revised estimate as shown in the Governor's Fiscal Year 1998 Budget forecasts Other Miscellaneous Taxes Fees and Revenues collections for Fiscal Year 1997 as $1.932 billion, a decrease from fiscal year 1996 revenue.

     Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.


     The State appropriated approximately $16.109 billion and $15.978 billion for Fiscal 1996 and 1997, respectively. Of the $15.978 billion appropriated in Fiscal Year 1997 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and Gubernatorial Elections Fund, $6.385 billion (39.9%) is appropriated for State aid to local governments, $3.751 billion (23.5%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $5.043 billion (31.6%) for Direct State services, $447.0 million (2.8%) for debt service on State general obligation bonds and $352.0 million (2.2%) for capital construction.


     Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The appropriations for Fiscal Year 1997 and for Fiscal year 1998 reflect the amounts contained in the Governor's Fiscal Year 1998 Budget.

     The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 1994 through 1997 in the amounts of $119.9 million, $103.6 million, $466.3 million and $447.0 million, respectively. The Governor's Fiscal Year 1998 Budget for Fiscal Year 1998 includes an appropriation in the amount of $491.2 million for principal and interest payments for general obligations bonds.


North Carolina Series

     Economic Characteristics. The economic profile of North Carolina consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,361,100 jobs in 1994, of which approximately 858,900 were in manufacturing. According to the North Carolina Employment Security Commission, in November 1994, the State ranked ninth in non-agricultural employment and eighth in manufacturing employment. During the period from 1980 to 1993, per capita income in the State grew from $7,999 to $18,702, an increase of 133.8%. The North Carolina Employment Security Commission estimated the March 1995 seasonally adjusted unemployment rate to be 3.9%, as compared with a national unemployment rate of 5.5%.

     Agriculture is a basic element in North Carolina's economy. Gross agricultural income in 1993 exceeded $5.3 billion, placing the State tenth in the nation in gross agricultural income. Tobacco production is the leading source of agricultural income, accounting for 20% of gross agricultural income. The poultry industry (chicken, eggs, broilers, and turkeys) provides nearly 34% of the total agricultural income. The pork industry continues to expand and North Carolina is now the second largest pork-producing State. Pork production accounts for 17% of gross agricultural income.

     North Carolina's agricultural diversity and a continuing push in marketing efforts have protected farm income from some of the wide variations experienced in States where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural State in the nation. In 1993, there were approximately 59,000 farms in the State. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery, and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agricultural industry, including food, fiber and forest, contributes over $42 billion annually to the State's economy.

     The labor force has undergone significant changes during recent years. The State has moved from an agricultural to a service and goods producing economy. According to the Employment Security Commission, the labor force has grown from 2,855,200 in 1980 to 3,609,000 in 1994, an increase of 26.4%.

     The Travel and Tourism Division of the North Carolina Department of Commerce has estimated that in excess of $8 billion was spent on tourism in the State in 1993 (up from slightly less than $7 billion in 1990), two-thirds of which was derived from out-of-State travelers. The Travel and Tourism Division estimates approximately 250,000 people were employed in tourism-related jobs in the State. The State maintains 43 State parks covering an area of approximately 135,000 acres. State forests cover an area of approximately 35,355 acres.

     Revenue Structure. North Carolina's two major operating funds which receive revenues and from which monies are expended are the General Fund and the Highway Fund. The 1989 General Assembly also created the Highway Trust Fund to provide monies for a major highway construction program for the State. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes except an income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

     A portion of North Carolina's tax revenue is generated from individual and corporate income taxes, sales and use taxes, highway use tax on certain motor vehicle rentals, corporate franchise tax, taxes on alcoholic beverages, tobacco products and soft drinks, inheritance taxes, insurance taxes levied on insurance companies and other taxes, which revenues are deposited into the State's General Fund. Additional tax revenue is generated from a motor fuels tax, highway use tax and motor vehicle license tax, which revenue is deposited in the Highway Fund and Highway Trust Fund. Additional non-tax revenue deposited to the General Fund consists of (i) institutional and departmental receipts which are deposited with the State Treasurer, including fees, tuition payments, and Federal funds collected by State agencies, (ii) interest earned by the State Treasurer on investments of General Fund monies, and (iii) revenues from the judicial branch. Federal aid is an important source of non-tax revenue for the Highway Fund and Highway Trust Fund.

     State Budget. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

     The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The Act requires the adoption of a balanced budget. North Carolina's Governor does not have the power to veto budget or other legislative actions; however, North Carolina General Statute Section 143-25 provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this Article is to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article so as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

     The 1993 Sessions of the General Assembly reduced departmental operating requirements $357.6 million in 1994-95 and authorized continuation funding of $8,603.4 million for 1994-95. The saving reductions were based on recommendations from the Governor, the Government Performance Audit Committee and selective savings identified by the General Assembly. After review of the continuation budget, the General Assembly authorized funding for planned expansion of existing programs and new initiatives for children, economic development, education, human services and environmental programs. Expansion funds of $1,650.4 million for 1994-95 were approved by the 1993 Regular Session, the 1994 Special Session and the 1994 Regular Session of the General Assembly. In 1993, the General Assembly appropriated a $66.7 million transfer to the Savings Reserve Account, in addition to the regularly scheduled transfer thereto from the credit balance in the General Fund. The General Assembly authorized $189.4 million for capital improvements spending and $60 million for repairs and renovations for 1994-95.

     With capital projects being financed with bond proceeds and fund balance, continuation appropriations and expansion items discussed above are supported with the assistance of a number of new taxes and fees enacted by the 1991 Session of the General Assembly. These taxes and fees generated an estimated $665.5 million in 1991-92. Revenues for 1992-93 were estimated to include an additional $95.6 million as a result of the actions of the 1991 Session of the General Assembly. These taxes and fees combined with a projected growth of 4.8% for 1994-95 finance the authorized budget by the 1993 Session of the General Assembly.

     The Highway Fund revenue collections totalled $982.4 million in fiscal year 1993-94, $37.8 million above budgeted revenues. Sources of revenue for the Highway Fund include taxes on the sale of motor fuels as well as registration and licensing fees for motor vehicles.

     The Highway Trust Fund is more dependent on consumption-based revenues, such as taxes and fees derived from sales of motor fuels and vehicles, than the Highway Fund, which draws upon more stable sources for its revenue, such as motor vehicle registration and licensing fees. Collections for the Highway Trust Fund totaled $643.7 million in 1993-94, $86 million more than the budgeted amount. Total Highway Trust Fund collections increased approximately 12.5% in 1993-94 over 1992-93.

     The budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation.

     State Indebtedness. The North Carolina Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

     The State is authorized by the Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State has not borrowed in anticipation of taxes since fiscal year 1959-60.

     There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve. Furthermore, no legislation has been enacted by the General Assembly which would authorize the issuance of any such bonds.

     Litigation. The following are cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State of North Carolina's ability to meet its financial obligations:

     1. Leandro, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. The suit requests the Court for such other equitable relief, including injunction or mandamus, as the Court deems proper.

     The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The defendants filed a motion to dismiss for failure to state a cause of action, which was denied at the trial court level. An appeal from the decision was taken to the North Carolina Court of Appeals, which reversed the trial court and granted defendants motion to dismiss. The plaintiffs have appealed to the North Carolina Supreme Court, and oral argument is scheduled for September 12, 1996. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

     2. Francisco Case. On August 10, 1994, a class action lawsuit was filed in Wake County Superior Court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to insure equal educational opportunities for limited English proficient children. Discovery is underway, but no trial date has been set. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

     3. Bailey case -- State Tax Refunds-State Retirees. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. The North Carolina Attorney General's Office estimates that the amount in controversy is approximately $40-$45 million annually for tax years 1989 through 1992.
A decision was entered in favor of the plaintiffs at the trial court level. The State has appealed the decision to the North Carolina Supreme Court and oral arguments are scheduled for September 12, 1996. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

     4. Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System and Woodard v. Local Governmental Employees' Retirement System. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The State estimates that the cost in damages and higher prospective benefit payments to plaintiffs and class members would probably amount to $50 million or more in Faulkenbury, $50 million or more in Peele and $15 million or more in Woodard, all ultimately payable, at least initially, from the funds of the Retirement Systems. Upon review in Faulkenbury, the North Carolina Court of Appeals and Supreme Court have held that claims made in Faulkenbury, substantially similar to those in Peele and Woodard, for breach of fiduciary duty and violation of federal constitutional rights brought under the federal Civil Rights Act either do not state a cause of action or are otherwise barred by the statute of limitations. In 1994 plaintiffs took voluntary dismissals of their claims for impairment of contract rights in violation of the United States Constitution and filed new actions in federal court asserting the same claims along with claims for violation of constitutional rights in the taxation of retirement benefits. The remaining State court claims in all cases were heard in the Superior Court of Wake County and the trial court rendered a decision in favor of the plaintiffs. The State has appealed the decision to the North Carolina Supreme Court and oral arguments are scheduled for September 12, 1996. The federal court actions have been stayed pending the trial in State Court. The Attorney General's Office believes that sound legal arguments support the State's position in these cases.

     5. Fulton Case. The State's intangible personal property tax levied on certain shares of stock, as in effect for taxable years ending before January 1, 1995, was challenged by the plaintiff on grounds that it violates the United States Constitution Commerce Clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside the State. The plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The North Carolina Supreme Court reversed the Court of Appeals and held that the tax is valid and constitutional. The plaintiff's petition for review by the United States Supreme Court was granted, and on February 21, 1996, the United States Supreme Court reversed the lower courts and invalidated the tax in its entirety. The case is currently on remand to the North Carolina Supreme Court for determination of an appropriate remedy. Net collections from the tax for the fiscal year ended on June 30, 1993 amounted to $120.6 million. The North Carolina General Assembly has repealed the intangibles tax, effective for taxable years beginning on or after January 1, 1995.

Ohio Series

     State Economy and Budget. Non-manufacturing industries now employ approximately 78.9% of all payroll workers in the State of Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio, as in many other industrially developed States, tends to be more cyclical than in some other States and in the nation as a whole. Agriculture also is an important segment of the Ohio economy. The financial condition of the State has fluctuated in a pattern related to national economic conditions, with periods of prolonged stringency characterizing fiscal years 1980 through 1983. Additionally, the 1980-82 recession brought with it a substantial increase in bankruptcies and foreclosures. While the State's economy improved since 1983, the State experienced an economic slowdown in 1990-91, consistent with the national economic conditions during that period.

     The State constitution imposes a duty on the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the constitution to $750,000.

     The State finances most of its operations through the General Revenue Fund ("GRF") which receives general State revenues not otherwise dedicated pursuant to certain constitutional and statutory claims on State revenues. The GRF sources consist primarily of personal income and sales-use taxes. The GRF ending (June 30) fund balance is reduced during less-favorable national economic periods and then increases during more favorable economic periods.

     The Office of Budget and Management ("OBM") reported positive $781.3 million and $1,138.5 million ending fund and cash balances, respectively, for the GRF for fiscal year ended June 30, 1996. In addition, as of June 30, 1996 the Budget Stabilization Fund ("BSF") had a cash balance of $828.3 million.

     The GFR appropriations bill for the biennium ending June 30, 1997 was passed on June 28, 1995 and promptly signed, with selective vetoes, by the Governor. The act provides for total GRF biennial expenditures of approximately $33.5 billion, an increase over those for the 1994-95 fiscal biennium. As reported by OBM, the high ending GRF fund balance for the fiscal year ended June 30, 1996 guaranteed the availability of funds to support an income tax reduction for 1996 and a variety of educational projects for primary and secondary education in the State. Pursuant to a recently enacted budget corrections bill, the OBM reported that it will be able to certify a projected $400.0 million income tax cut, or approximately 6.5% reduction in income taxes.

     State statutory provisions permit the adjustment of payment schedules and the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies. The State has not undertaken external revenue anticipation borrowing.

     TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds. TOF cash balance at June 30, 1996 was $5.063 billion. These cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year. GRF cash flow deficiencies occurred in seven months of the fiscal year ended June 30, 1996, the highest being $742.0 million in December 1995.

     State Debt. The Ohio Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to (i) cover causal deficits or failures in revenues limited in amount to $750,000 and
(ii) repel invasion, suppress insurrection or defend the State in war.

     At various times between 1921 and 1993, the voters of Ohio, by thirteen specific constitutional amendments, have authorized the incurrence of up to $6.764 billion in State debt to which taxes or excises were pledged for payment. As of February 1, 1996, excluding Highway Obligations Bonds discussed below, $3.405 billion had been issued, of which $2.642 billion had been retired and approximately $777.9 million (all evidenced by bonds) remained outstanding. The only such debt still authorized to be incurred is a portion of the Highway Obligations Bonds and Coal Development Bonds as well as State general obligation bonds for local government infrastructure projects, described below and general obligation park bonds.

     Approved at the November 1995 election was a constitutional amendment authorizing additional Highway Obligations Bonds. As of February 1, 1996, the General Assembly had authorized approximately $1.855 billion of highway bonds. The amendment authorizes not more than $1.2 billion to be outstanding at any one time and not more than $220 million to be issued in a fiscal year.

     A 1985 constitutional amendment authorized up to $100 million in State full faith and credit obligations for coal research and development to be outstanding at any one time. In addition, the General Assembly has authorized the issuance of $150 million of Coal Development Bonds. As of February 1, 1996, $95 million of Coal Development Bonds were issued, of which $45.3 million were outstanding.

     A 1987 State constitutional amendment authorized the issuance of $1.2 billion of State full faith and credit obligations for infrastructure improvements of which no more than $120 million may be issued in any calendar year. A 1995 constitutional amendment extended this authority by authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over ten years. As of February 1, 1996, approximately $960.0 million of such obligations were issued, of which $805.4 million were outstanding.

     A constitutional amendment adopted in 1990 authorizes greater State and political subdivision participation in the provision of housing for individuals and families. This supplements the previously constitutionally authorized for loans-for-lenders and other housing assistance programs, financed in part with State Revenue Bonds. The amendment authorizes the General Assembly to provide for State assistance for housing in a variety of manners. The General Assembly could authorize State borrowing for the purpose by the issuance of State obligations secured by a pledge of all or a portion of State revenues or receipts, although the obligations may not be supported by the State's full faith and credit.

     A constitutional amendment approved by the voters in 1993 authorizes $200.0 million in State general obligation bonds to be outstanding for parks, recreation and natural resource purposes (no more than $50.0 million to be issued in any one fiscal year). The General Assembly in the general capital appropriations act for the 1995-96 capital appropriations biennium authorized the Commissioners of the Sinking Fund to issue $100.0 million of such obligations.

     A constitutional amendment approved at the November 1994 election pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program. That program provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. Under the amendment, to secure the tuition guarantees the General Assembly shall appropriate moneys sufficient to offset any deficiency that may occur from time to time in the trust fund that provides for the guarantees and at any time necessary to make payment of the full amount of any tuition payment or refund required by a tuition payment contract.

     As of February 1, 1996, approximately $1.645 billion in Highway Obligations Bonds had been issued and $457.7 million were outstanding.

     Resolutions have been introduced in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of the State debt. The amendment would authorize, among other things, the issuance of general obligation state debt for a variety of purposes, with debt service on all general obligation State debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures. It cannot be predicted whether any such amendment will in fact be submitted, or, if submitted, whether it would be approved by the electors.

     In addition, the State constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have taxes or excises levied by the General Assembly to pay principal and interest. Such special obligations include bonds and notes issued by, among others, the Ohio Public Facilities Commission ("OPFC"), the Ohio Building Authority ("OBA") and certain obligations issued by the Treasurer of State. As of February 1, 1996 the OPFC had issued approximately $3.821 billion for higher education facilities, approximately $2.164 billion of which were outstanding, $997.535 million for mental health facilities, approximately $458.7 million of which were outstanding and $184.95 million for parks and recreation facilities, approximately $110.95 million of which were outstanding.

     A statewide economic development program assists, with loans and loan guarantees, the financing of facilities for industry, commerce, research and distribution. The law authorizes the issuance of State bonds and loan guarantees secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these bonds by the State Treasurer, with a general maximum of $300 million currently authorized to be outstanding at any one time (excluding bonds issued to meet guarantees, but less any amount be which 4% of the unpaid principal amount of guaranteed loan payments exceeds the funded amount applicable to the guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not under present law exceed $25 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500 million. Of the $147.685 million liquor profits refunding bonds issued in 1989, $69.284 million is outstanding; the highest future fiscal year debt service on those bonds, which are payable through 2000, is $18.261 million.

     Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will be required. Under present constitutional limitations, most of that borrowing will be primarily by lease-rental supported obligations such as those issued by OPFC and OBA.

     The general capital appropriations act for the 1995-96 capital appropriations biennium authorizes additional borrowing. It authorizes issuance by OPFC of obligations, in addition to those previously authorized by the General Assembly, in the amounts of $679.2 million for higher education capital facilities projects (a substantial number of which are renovations of equipment and improvements to existing facilities), $77.5 million for mental health and retardation facilities projects, and $30.0 million for parks and recreation facilities. It also authorized the OBA to issue obligations in the amounts of $221.0 million for local jails and prisons, $48.0 million for Department of Youth Services facilities, $230.3 million for Department of Administrative Services facilities, $42.5 million for Ohio Arts Facilities Commission facilities, $11.2 million for Department of Public Safety and $43.95 million for Ohio Department of Transportation facilities. In addition, the Treasurer of State has been authorized to issue bonds to finance approximately $138.6 million of capital improvements for elementary and secondary public school facilities ($68.64 issued). As of February 1, 1996, the Commissioners of the Sinking Fund had additional General Assembly authorization to issue $55.0 million of additional Coal Development Bonds, $209.7 million of Highway Obligation Bonds, and $50.0 million of Natural Resources Bonds.

     A State law, originally enacted in 1986 and now amended (the "Rail Act"), authorizes the Ohio Rail Development Commission (replacing the prior Ohio High-Speed Rail Authority to issue obligations to finance the cost of rail service projects within the State, either directly or by loans to other entities. The Rail Act originally was limited to inter-city passenger services. The amendments extend the authority to include freight and commuter service. The Rail Development Commission (or the predecessor Authority) from time to time has considered financing plan options and the general possibility of issuing bonds or notes. The Rail Act prohibits, without express approval by joint resolution of the General Assembly, the collapse of any escrow of financing proceeds for any purpose other than payment of the original financing, the substitution of any other security, and the application of any proceeds to loans or grants. The Rail Act authorizes the Rail Development Commission, but only with subsequent General Assembly action, to pledge the faith and credit of the State but not the State's power to levy and collect taxes (except ad valorem property taxes if subsequently authorized by the General Assembly) to secure debt service on any post-escrow obligations and, provided it obtains the annual consent of the State Controlling Board, to pledge to and use for the payment of debt service on any such obligations all excises, fees, fines and forfeitures and other revenues (except highway use receipts) of the State after provision for the payment of certain other State obligations.

     The State and State agencies have issued revenue bonds that are payable from net revenues of revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the meaning of the constitutional provisions prohibiting the incurrence of debt without popular vote. The Constitution also authorizes State bonds (issued by the Ohio Housing Finance Agency) for certain housing purposes; tax moneys may not be obligated or pledged to those bonds.

     The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. In particular, litigation contesting the Ohio system of school funding is pending on appeal in the Ohio Supreme Court.

     The outstanding State Bonds issued by the OPFC are rated A + by S&P and A1 by Moody's. (Certain recent issues or portions of issues of Commission bonds are the object of municipal bond insurance procured by the original or subsequent purchasers and bear different ratings.) S&P rates certain of the State's general obligation bonds AA, with AAA ratings on the State's Highway Obligations Bonds. The State's general obligation debt is rated as Aa by Moody's.

     State Employees and Retirement Systems. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. Three cover both State and local employees, one State employees only and one local government employees only. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district employees and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers and the Police and Fire Pension and Disability System ("PFPDS") covers local safety forces.

     As of the most recent year reported by the particular system, the unfunded accrued liabilities of STRS and SERS were $8.043 billion and $3.182 billion, respectively, and the unfunded accrued liabilities of PERS, HPRS and PFPDS were $4.928 billion, $51.2 million and $1.071 million, respectively.

     State Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are approximately 943 incorporated cities and villages (populations under 5,000) in the State; six cities have populations of over 100,000 and nineteen over 50,000. A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies."

     A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

     As of 1994, the act has been applied to 11 cities and to 12 villages. The situations in 9 cities and 10 villages have been resolved and their commissions terminated. Only the Cities of East Cleveland and Nelsonville and 2 villages remain under the procedure.

     Summary. Many factors affect or could affect the financial condition of the State and other issuers of debt obligations, many of which are not within the control of the State or such issuers. There can be no assurance that such factors and the resulting impact on State and local governmental finances will not affect adversely the market value of Ohio Municipal Obligations held in the portfolio of the Fund or the ability of the respective obligors to make required payments on such obligations.

Pennsylvania Series

     General. Pennsylvania historically has been dependent on heavy industry, although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy.
Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component for the Commonwealth's economic structure, with nearly one-fourth of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

     In 1995, the population of Pennsylvania was 12.1 million people. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase from the 1985 estimate of 11.8 million. Pennsylvania has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 44% of the Commonwealth's total population.

     Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.0% in 1993. Seasonally adjusted data for July 1996 shows an unemployment rate of 5.1% compared to an unemployment rate of 5.4% for the United States as a whole.

     Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

     The Tax Stabilization Reserve Fund was established in 1986 and provided with initial funding from General Fund appropriations. The Tax Stabilization Reserve Fund receives 15% of any budgetary basis fiscal year-end surplus and all proceeds from the disposition of assets of the Commonwealth not designated for deposit elsewhere. It is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. On June 30, 1996, the balance in the Tax Stabilization Reserve Fund was $183.6 million and $27.6 million in the General Fund pending transfer to the Tax Stabilization Reserve Fund for fiscal 1996. The transfer was completed in September of 1996.

     Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

     Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

     The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

     Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts to these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (35.6% of General Fund revenues in fiscal 1996), the 2.8% personal income tax (33.6% of General Fund revenues in fiscal 1996) and the 10.99% corporate net income tax (15.7% of General Fund revenues in fiscal 1996). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenues for the Motor License Fund include the liquid fuels tax and the oil company franchise tax. That Fund also receives revenues from fees levied on heavy trucks and from taxes on fuels used for aviation purposes. These latter revenues are restricted to the repair and construction of highway bridges and aviation programs, respectively. Revenues from lottery ticket sales are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

     Pennsylvania's major expenditures include funding for education ($6.7 billion of fiscal 1995 expenditures, $7.0 billion of the fiscal 1996 budget, and $7.0 billion of the fiscal 1997 budget) and public health and human services ($12.4 billion of fiscal 1995 expenditures, $12.9 billion of the fiscal 1996 budget, and $13.2 billion of the fiscal 1997 budget).

     Governmental Fund Types: Financial Condition/Results of Operations (GAAP Basis). The Fiscal years 1992 through 1996 were years of recovery from the recession in 1990 and 1991. The recovery fiscal years were characterized by modest economic growth and low inflation rates. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced modest increases in tax revenues during the period. Tax revenues from fiscal 1992 through fiscal 1996 rose at an annual average rate of 2.8%. Total revenues and other income sources increased during this period by an average annual rate of 3.3%. Intergovernmental revenue was the income category with the largest rate of increase during the period. Over the five-year period, receipts from this source rose 58.5%. One-third of that increase occurred during fiscal 1996. This large one-year increase was due mainly to an accounting change in the General Fund in which food stamp coupon revenue received from the federal government is now counted as income to the Commonwealth. Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at a 4.4% annual rate, led by annual average increases of 14.2% for protection of persons and property program costs and 11.4% for capital outlay costs. Expenditure reductions for fiscal 1996 from the previous fiscal year for operating transfers out and for conservation of natural resources program costs were the result of accounting changes affecting the General Fund and the Motor License Fund and a recategorization of expenditures due to a departmental restructuring in the General Fund. At the close of fiscal 1996, the fund balance for the governmental fund types totaled $1,986 billion, an increase of $58.7 million over fiscal 1996 and $758.5 million over fiscal 1992.

General Fund:  Financial Condition/Results of Operations.

     Five Year Overview (GAAP Basis). The five year period from fiscal 1992 through fiscal 1996 recorded a 4.6% average annual increase in revenues and other sources, led by an average annual increase of 13.2 % for intergovernmental revenues. The increase for intergovernmental revenues in fiscal 1996 is partly due to an accounting change. Tax revenues during the five year period increased an average of 2.5% as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained the growth of tax revenues. The tax reduction measures followed a $2.7 billion tax increase measure adopted for the 1992 fiscal year.

     Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0% led by increases of 14.2% for protection of persons and property program costs. The costs of a prison expansion program and other correctional program expenses are responsible for the large percentage increase. A reduction in debt services costs at an average annual rate of 29.1% over the five year period is a result of reduced short-term borrowing for cash flow purposes. Improved financial results and structural cash flow modifications contributed to the lower borrowing. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6% increase for public health and welfare costs for the five year period.

     The fund balance at June 30, 1996 totaled $635.2 million, a $547.7 million increase from a balance of $87.5 million at June 30, 1992.

     Fiscal 1995 Financial Results (GAAP Basis): Revenues and other sources totaled $23,771.6 million, an increase of $1,135.0 million (0.5%) over the prior fiscal year. The largest increase was $817.9 million in taxes which represents a 5.6% increase over taxes in the prior fiscal year.
Expenditures and other uses rose by $1,364.1 million to $23,821.4 million, an increase over the prior fiscal year of 6.1%. Consequently, an operating deficit of $49.8 million was recorded for the fiscal year and led to a decline in fund balance to $688.3 million at June 30, 1995. The fund balance for June 30, 1994, was restated for the fiscal 1995 financial statements. That restatement totaled $116.7 million to recognize previously unreported revenues and expenditures for fiscal 1994. The fund balance for June 30, 1994, as restated, was $776.3 million.

     Fiscal 1995 Financial Results (Budgetary Basis): Commonwealth revenues for the fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, and increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers.

     Commonwealth revenues were $459.4 million, 2.9%, above the estimate of revenues used at the time the budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts due largely to higher receipts from the corporate net income tax. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $12.8 million above the enacted budget estimate and 7.9% over fiscal 1994 collections. Personal income tax receipts for fiscal 1995 were slightly above the budgeted estimate. Receipts totaled $5,083.2 million, $5.1 million above the estimate and 4.3% over collections for fiscal 1994. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. The higher rate of economic growth for the nation and the state gave rise to increases in employment, income and sales higher than expected which translated into above-estimate tax revenues.

     Tax revenue refunds were also higher than estimated in the budget. An acceleration of the tax refund process for corporation taxes, litigation settlements, and an increase in the personal income tax poverty exemption contributed to the higher tax refunds.

     Funds held in reserve at the end of fiscal 1995 for transfer to the Tax Stabilization Reserve Fund totaled $111.0 million.

     Fiscal 1996 Financial Results (GAAP Basis): For fiscal 1996 the fund balance was drawn down $53.1 million from the balance at the end of fiscal 1995 to $635.2 million. A planned draw down of the budgetary unappropriated surplus during fiscal 1996 contributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. Consequently, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7% for the fiscal year. Expenditures and other uses increased by 8.6% for the fiscal year.

     Fiscal 1996 Financial Results (Budgetary Basis): The unappropriated surplus (prior to transfers to Tax Stabilization Reserve Fund) at the close of the fiscal year for the General Fund was $183.8 million, $65.5 million above estimate. From fiscal year appropriations, net expenditures and encumbrances from commonwealth revenues, including $113.0 million of supplemental appropriations but excluding pooled financing expenditures, total $16,162.9 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437.0 million fiscal year adjusted beginning unappropriated surplus.

     Transfers to the Tax Stabilization Reserve Fund from fiscal 1996 operations were $27.6 million. This amount represents the 15% of the fiscal year ending unappropriated surplus transfer provided under current law.
With the addition of this transfer, the Tax Stabilization Reserve Fund balance is over $215 million.

     Fiscal 1997 Budget: The fiscal 1997 budget provides for expenditures from commonwealth revenues of $16,375.8 million, a 0.6% increase over total appropriations from commonwealth revenues in fiscal 1996. The fiscal 1997 budget is based on anticipated commonwealth revenues before refunds of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5%.
The revenue estimate for fiscal 1997 includes provision for a $15 million tax credit program enacted with the fiscal 1997 budget for businesses creating new jobs. Staggered corporation tax years cause fiscal 1997 revenues to continue to be affected by the business tax reductions enacted during the past two completed fiscal years. These reductions, together with the new job creation tax credit, cause revenue growth comparisons between fiscal 1996 and fiscal 1997 to be understated. When taking into account the effect of the recent tax changes, revenues are anticipated in the fiscal 1997 budget to increase at a rate of 3.0%. The fiscal 1997 revenue estimate is based on a forecast of the national economy for real gross domestic product to slow to a growth rate of 2.0% for 1996 and below 1.5% for 1997. The expectation for slowing economic growth is based on an assumption that the Federal Reserve Board does not cut interest rates and an assumption that foreign economic growth is weak. The consequence of this economic scenario is a U.S. economy with very low growth, slow gains in consumer spending, declining inflation rates, but increasing unemployment which raises the unemployment rate to over 6.0% by the end of 1996.

     Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and the probation and parole programs. Continuation of the trend of a rapidly rising inmate population increases operating costs for correctional facilities and requires the opening of new facilities. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs.

     Actual commonwealth revenues for the fiscal year through January 1997 are $189.2 million over estimated levels. The higher than estimated revenues have occurred generally because economic conditions in the nation and the state have exceeded the projections used to project revenues. Collections from corporate taxes, the sales tax, and the personal income tax are all above estimate for the period. In a review of the trends for revenue and expenditures for fiscal 1997 completed during January 1997 in preparation of its fiscal 1998 budget proposal to the General Assembly, the Commonwealth raised its estimate of commonwealth revenues for the fiscal year by $194.5 million, to raise the fiscal year-over-year growth to 3.7%. In that review the potential for additional appropriations for the fiscal year in the net amount of $89.5 million was identified. Medical assistance costs represent $85.0 million of the amount, largely to offset the portion, not otherwise covered, of an increase to the federal participation rate anticipated in the budget that did not occur. Based on these revisions and estimated appropriation lapses of $100 million, the Commonwealth projects an unappropriated surplus balance of $209 million on June 30, 1997, prior to a projected $31.3 million transfer to the Tax Stabilization Reserve Fund.

     Proposed Fiscal 1998 Budget: On February 4, 1997, the Governor presented his proposed General Fund budget for fiscal 1998 to the General Assembly. Revenue estimates in the proposed budget were developed using a national economic forecast with projected annual growth rates below 2%. Total commonwealth revenues before reductions for refunds and proposed tax changes are estimated to be $17,339.2 billion, 2.4% above revised estimates for fiscal 1997. Proposed appropriations against those revenues total $16,915.7 million, a 2.7% increase over currently estimated fiscal 1997 appropriations.

     Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     General obligation debt totaled $5,054.5 million at June 30, 1996. Over the 10-year period ended June 30, 1996, total outstanding general obligation debt increased at an annual rate of 1.1%.

     Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania currently has a total of $550 million of tax anticipation notes outstanding for the account of the General Fund in fiscal 1997, which mature on June 30, 1997.

     Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, $60 million of bond anticipation notes are authorized to be issued.

     State-related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had debt currently outstanding as of December 31, 1996: Delaware River Joint Toll Bridge Commission ($53.9 million), Delaware River Port Authority ($523.8 million), Pennsylvania Economic Development Financing Authority ($1,371.5 million), Pennsylvania Energy Development Authority ($118.0 million), Pennsylvania Higher Education Assistance Agency ($1,408.8 million), Pennsylvania Higher Educational Facilities Authority ($2,667.1 million), Pennsylvania Industrial Development Authority ($416.2 million), Pennsylvania Infrastructure Investment Authority ($205.9 million), Pennsylvania Turnpike Commission ($1,205.8 million), Philadelphia Regional Port Authority ($61.1 million), and the State Public School Building Authority ($324.0 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,357.9 million of revenue bonds as of December 31, 1996), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.34 million of the loan principal was outstanding as of December 31, 1996).

     Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (a) Approximately 3,500 tort suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($27 million was appropriated from the Motor License Fund for fiscal 1997); (b) The ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no estimates of potential liability are available), which the Commonwealth is seeking to have dismissed based on, among other things, the settlement in a similar Commonwealth Court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over 5 years. In January 1992, the district court denied the ACLU's motion for class certification, but that ruling was overturned by the Third Circuit and the parties have resumed discovery; (c) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion. The legislature has yet to consider legislation implementing the judgment; (d) in November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen Commonwealth correctional institutions challenging confinement conditions and including a variety of other allegations. In 1995, the parties agreed to a court monitored settlement and the Commonwealth paid $1.3 million in attorney fees; (e) Actions have been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts. The federal case has been stayed pending resolution of the state case. The trial has not yet been scheduled, and there is no available estimate of potential liability; and (f) Several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions; and (g) on November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth. By Act of the General Assembly in October 1994 (Act No. 1994-95), the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. Envirotest sued, and on December 15, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which Envirotest will receive $145 million by installment payments through 1998.

     Philadelphia. The City of Philadelphia is the largest city in the Commonwealth, with an estimated population of 1,585,577 people according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

     Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council and the PICA Board and signed by the Mayor in January, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 30, 1996.

     PICA has issued $1,761,710,000 of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain general obligation bonds to fund capital projects and to liquidate the Cumulative General Fund balance deficit as of June 30, 1992, of $224.9 million. The audited General Fund balance of the city as of June 30, 1996, showed a surplus of approximately $118.5 million.


Texas Series

     General. Beginning in late 1982, the decline of the State's oil and gas industry, the devaluation of the Mexican peso and the generally soft national economy combined to cause a significant reduction in the rate of growth of State revenues. During late 1985 and early 1986, the price of oil fell dramatically worldwide. This drop in oil prices created a ripple that caused other sectors of the State's economy, such as real estate, to decline. As a result of an increase in non-performing loans in the energy and real estate sectors, major Texas bank holding companies, individual banks and savings and loans experienced losses or sharp downturns in profitabilities and many sought Federal assistance from the FDIC.

     As a further result of the drastic drop in the price of oil, the subsequent loss of jobs and the overbuilding in the real estate market, the State experienced deficits for fiscal years ended August 31, 1986 and 1987 of $230 million and $744 million, respectively. However, as a result of the budget trimming and increasing taxes and the improving Texas economy, the State finished fiscal years 1989, 1990, 1991, 1992, 1993, 1994 and 1995 with surpluses in the General Revenue Fund of $295 million, $768 million, $1.006.4 billion, $615.3 million, $1.630 billion, $2.239 billion and $2.101 billion, respectively. Since the early 1990's, the State's economy has rebounded in several areas and has, to a large extent, significantly improved its performance since the deep recession of the 1980's.

     By December 1990, the Texas unemployment rate had declined to 6.6%. The unemployment rate, however, began to increase in 1991 and by December 1992 was 7.6%. This increase was merely temporary since by September 1994, the unemployment rate had declined to just over 6.5% and by September 1995, it had again declined to 6.1%.

     In the overall race for new job growth, Texas has been the national leader for most of the 1990's. Total employment in Texas has been steadily improving since 1991. Total non-farm employment stood at 8.02 million as of July 1995, up 892,000 (12.5%) from July 1990. Over the 12 month period ending in June 1995, Texas gained 284,800 jobs, an increase of 3.7%. Most of the new jobs have been in the service sector, which added an estimated 267,712 jobs from 1994 to 1995.

     State Debt. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (i) debt created to supply casual deficiencies in revenues which does not exceed in the aggregate, at any one time, $200,000 and (ii) debt to repel invasion, suppress insurrection, defend the Sate in war or pay existing debt. In addition, the State Constitution prohibits the Legislature from lending the credit of the State to or in aid of any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the State Constitution do not prohibit the issuance of revenue bonds. Furthermore, obligations which are payable from funds expected to be available during the current budget period, such as tax and revenue anticipation notes issued by the State Treasurer, do not constitute "debt" within the meaning of the Texas Constitution. The State may issue short term obligations like Tax and Revenue Anticipation Notes which must mature and be paid in full during the biennium in which notes were issued; such obligations are not deemed to be debt within the meaning of the State constitutional prohibition.

     At various times, State voters, by constitutional amendment, have authorized the issuance of debt by the State, including general obligation indebtedness for which the full faith and credit and the taxing power of the State may be pledged. The total amount of general obligation bonds that have been authorized by the voters is in excess of $11.57 billion. Bond income during the State's fiscal year ending August 31, 1995 brought an end to the trend toward increased issuance of nonself-supporting Texas bonds whereby income from such bonds declined from $656,915,000 for fiscal year 1994 to $430,293,000. On August 31, 1995, Texas had $3.1 billion in bonds outstanding which must be paid back from the State's general revenue fund. This is the same amount of such bonds outstanding at the end of fiscal 1994, and is up from $2.3 billion in such bonds outstanding at the end of fiscal 1993, $1.8 billion outstanding at the end of fiscal 1992, and $1.5 billion outstanding at the end of fiscal 1991.

     Revenue Sources and Tax Collection. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and Federal grants. Due to the collapse of oil and gas prices and the resulting enactment of recent State Legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base and adding a component of the corporate (franchise) tax measured by income, there has been a reordering in the relative importance of the State's taxes in terms of their contribution to the State's revenue in any year. Federal grants are the State's single largest revenue source, accounting for approximately 29.9% of total revenue during fiscal year 1995. Sales taxes are the State's second largest source of revenues (and by far the largest source of tax revenue), accounting for approximately 29.4% of the State's total revenues during fiscal year 1995. Licenses, fees and permits, motor fuels taxes and interest and investment income, accounted for approximately 8.9%, 6.4% and 4.8%, respectively, of the State's total revenue in fiscal year 1995. The remainder of the State's revenues are derived primarily from other taxes. The State has no personal income tax. The State does impose a corporate franchise tax based on the greater of a corporation's capital or net earned surplus (i.e., income), from which it derived approximately 4.1% of total revenues in fiscal 1995. The corporate franchise tax is, in essence, based upon net income apportionable to the State, and thus works very much like a corporate income tax. It is likely to become a larger source of revenues in future years.

     Total net revenues and opening balances for fiscal years 1990, 1991, 1992, 1993, 1994 and 1995 amounted to approximately $23.622 billion, $26.190 billion, $29.647 billion, $33.795 billion, $36.707 billion and $38.682 billion, respectively, while tax collections for the same period amounted to $12.905 billion, $14.922 billion, $15.849 billion, $17.011 billion, $18.106 billion and $18.859 billion, respectively.

     The 75th State Legislative Session convened in January 1995 and before adjourning passed a budget for the 1996-97 biennium. The 1996-97 budget provides for appropriations totalling $45.1 billion from general revenue related funds and $79.9 billion from all fund sources. The 1995-96 biennium budget increases general revenue funding by 10.9%, which funding from all funds increased by 12.5%. Funding for education has been increased by $2.3 billion, or 6.9%, while health and human services increased $2.4 billion, or 9.1%.

     Limitations on Taxing Powers. The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. Property taxes are levied exclusively by county and local taxing authorities. There is also a constitutional prohibition on enacting a personal income tax unless approved by a majority of voters in a referendum.

     The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

     Petroleum Production and Mining. The Texas economy and the oil and gas industry have been intricately linked since the discovery of the Spindletop Field in southeast Texas in 1901. Dramatic increases in the price of oil in 1973-74 and 1979-81 propelled Texas into a leadership position in national economic growth. This situation, however, changed rapidly for Texas during the 1980's. The Texas economy reeled in 1982-83 and again in 1986 as the price of West Texas Intermediate crude oil declined over 50% from $30 per barrel in November 1985 to under $12 per barrel in July 1986. During the oil-patch recession of 1986-87, employment levels declined as the effects of the downturn in the energy industry rippled through the rest of the economy. While there have been fluctuations in petroleum production and mining employment since the recession, the overall trend of that sector in its importance to the Texas economy has been downward. The number of oil and gas wells drilled in the state during 1995 (9,299) was less than half the number drilled in 1986 (18,707). Texas mining employment is currently at its lowest level since 1977. Oil and gas comprises 95% of Texas employment in the mining sector. Because of substantial weakness in the oil and gas industry, mining employment in the State totals approximately 160,400, a decrease of approximately 14% from July 1990. The shift of drilling activity to other parts of the world and weak natural gas prices indicate a likely persistent sluggishness in the industry.

     Financial Institutions. The decline in oil prices, particularly since January 1986, and the recession that followed have had a severe effect on the banking and savings and loans industries in Texas. In most cases, major Texas bank holding companies, individual banks and savings and loans have experienced losses or sharp downturns in profitability due to the increase in non-performing loans in the energy and real estate sectors. The financial difficulties also led to a number of closings among banks and savings and loans. Texas bank failures peaked in 1989, reaching 133 or two-thirds of all bank closings in the nation. Texas bank failures declined to 103 in 1990, 31 in both 1991 and 1992, and 29 in 1993 (of which 20 were subsidiaries of a single bank holding company). No Texas banks failed in 1994 or 1995.

     The Texas banking industry has made substantial strides toward recovery during the 1990's. Texas bank profits in 1993, 1994 and 1995 were $2.4 billion, $1.9 billion and $2.3 billion, respectively. Total loans, total equity capital, and total assets also rose in 1993, 1994 and 1995. Most loan growth was in consumer real estate, but business lending also showed an increase. On a discordant note, nonperforming loans increased 26% in 1995.

     Many Texas banks and banking organizations have consolidated with a continuing downward trend in the number of operating banks. Texas had 948 banks at the end of 1995, compared to 991 banks in 1994 and down from 1,125 banks as of the end of 1991. It is anticipated that the number of banking organizations in the state will continue to drop, although the number of branch location will rise. Also, in keeping with a nationwide trend, Texas banks have been shifting a substantial amount of their portfolios away from loans and into federal securities. The annualized return on assets for Texas banks in 1995 was 1.16%.

     No industry was more severely affected by the decline in Texas real estate values during the 1980's than the savings and loan industry. At the end of 1992, assets of private Texas savings and loan associations totaled $42.9 billion, down from the industry high in 1988 of $112.4 billion in assets. Further, the number of Texas savings and loans has decreased from 273 in 1984 to only 45 in 1993. However, in terms of profits, after a nearly flat year in 1991, the State's thrifts have posted healthy earnings from 1992 forward. Texas' savings and loans led the nation in profits for 1993. After a dip in 1994, Texas savings and loans, benefitting from home refinancing, increased their earning by 59% in 1995. Texas' savings and loan problems of recent years has mostly been resolved, with steady progress being made in increasing capital levels.

     Property Values and Taxes. Various State laws place limits upon the amounts of tax that can be levied upon the property subject to ad valorem taxes within various taxing units, such as cities, counties and the districts which have ad valorem taxing powers (including, without limitation, school and hospital districts). Similarly, the amounts of sales and use taxes which can be levied and the types of property and services to which sales and use taxes apply are subject to legal restrictions.

     The 1994 total value of taxable property in Texas School Districts (the most recent information available) amounted to approximately $645 billion in 1994, according to records compiled by the Property Tax Division of the Office of the Comptroller (derived from school districts in the State).
This $645 billion valuation total included approximately $248.5 billion of single-family residences (after allowing for exemptions), a strong 7.7% increase over the $230.7 billion amount for 1993. The value of multi-family residential property values increased 7.6 percent during the same period. By way of contrast, the valuation of oil, gas and mineral properties dropped a dramatic 13.3% during 1993. The value of commercial and industrial real estate rose more slowly during 1993, increasing at the rates of 0.5% and 1.5%, respectively. The value of vacant lots also declined slightly by about 0.5%.

     Litigation. After protracted litigation over property tax in the early 1990's, the Texas Legislature (in February 1993) approved proposed constitutional amendments that were intended to address the constitutional deficiencies in the State's system of funding public schools that have been noted by the courts. At an election held on May 1, 1993, the voters of the State rejected all of the proposed constitutional amendments.

     The legislation was enacted in late May 1993 (Senate Bill 7), which included provisions concerning the operation of school districts as well as creating a whole new funding system for public education in the State. This bill provided for a two-tiered education finance structure, known as the Foundation School Program. Tier 1 provides that each school district is entitled to a basic allotment of $2,300.00 per student, financed by ad valorem taxes of $.86 per $100.00 valuation on property within the district, with any deficiency to be made up by the State. Tier 2 provides that school districts may levy additional ad valorem taxes of as much as $.64 per $100.00 valuation. For every cent of the additional tax levy a district undertakes, the State guarantees a yield of $20.55 per student, regardless of how much tax revenue is actually collected. Senate Bill 7 also imposes a cap on a school district's taxable property at a level of $280,000 per student. School districts with property more valuable than $280,000 per student have various choices as to how their taxable property may be brought within the $280,000 cap.

     Senate Bill 7 was immediately challenged by numerous groups of plaintiffs, representing hundreds of school districts, both property-rich and property-poor, as well as many parents and local officials. After a trial on the consolidated actions in the case of Edgewood v. Meno, the district court held that Senate Bill 7 was constitutional, but found that the Legislature had failed to provide efficiently for facilities. The district court accordingly denied most of the relief sought by the plaintiffs but ordered by injunction that no bonds for any school district could be approved, registered, or guaranteed after September 1, 1995, unless the Legislature had provided for the efficient funding of educational facilities by that time. On appeal, the Texas Supreme Court affirmed the constitutionality of the public school finance system enacted in Senate Bill 7 in all respects. The Supreme Court modified the district court's judgment to provide that the relief requested by the plaintiffs was denied in all respects and that the district court's injunction was vacated. In all other respects, the Supreme Court affirmed the district court's judgment.

     The current governor has made property tax reform one of the centerpieces of his legislative agenda, with a stated goal of substantially reducing the state's reliance on school property taxes. There are a number of public hearings scheduled through Texas during 1996 to address the issue of the continuing rise of property taxes paid by both individuals and businesses. It is uncertain at the present time what, if any, changes will result to the state's tax system as a result of dissatisfaction with the property tax structure.

Virginia Series

     The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any states other than Alaska and Hawaii. It is unclear what effect the current efforts by the Federal government to restructure the defense budget will have on long-term economic conditions in Virginia.

     According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

     Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on initial forecasts exceed expected revenues in any subsequent forecast. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

     General Fund revenues are principally composed of direct taxes. In recent fiscal years most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public services corporations and premiums of insurance companies.

     In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of Virginia. The committee reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation.

     The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

     Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the auditor of Public Accounts for the preceding fiscal year.

     Section 9(b) provided that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

     Article X further provides in Section 9(d) that the restrictions of
Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and The Innovative Technology Authority are supported in large part by General Fund appropriations.

     The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for constructions, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund.

     Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

     Local government in Virginia is comprised of 95 counties, 41 incorporated cities, and 188 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditure by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

     In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the Federal government. At that time, Virginia exempted state and local retirement benefits but not Federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by Federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

     In a Special Session, the Virginia General Assembly on July 9, 1994, passed emerging legislation to provide payments to Federal retirees in settlement of the retirees' claims as a result of Davis. The settlement payments are to be made over a five-year period, commencing March 31, 1995. The total amount of authorized appropriations for the settlement is $340 million (payable to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through March 31, 1999, subject to appropriation by the General Assembly).

     On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversing the judgement of the trial court, entering final judgement in favor of the plaintiff retirees who elected not to settle, and dictating that the amounts unlawfully collected be refunded with statutory interest. The total cost to Virginia of the settlement and judgment will be approximately $394.9 million, of which approximately $203.2 million has been paid.

     Most recently, Moody's has rated the long-term general obligations bonds of Virginia Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.


                                 APPENDIX B

     Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                     AAA

     Debt rated AAA is the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                      A

     Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     General Obligations Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledge revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                     BBB

     Of the investment grade, this is the lowest.

     General Obligations Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                              BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                      B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                     CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                     CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                      C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                      D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Municipal Note Ratings

                                    SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                    SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                    SP-3

The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                     A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                     A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Moody's

Municipal Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefor not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                     Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                MIG 3/VMIG 3

     This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                MIG 4/VMIG 4

     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                      A
     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                     BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                      B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                     CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                     CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                      C

     Bonds rated C are in imminent default in payment of interest or principal.

                                DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 13-36 months or the DDD, DD, or D categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                     F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.
_______________________________
1 Included in the Not Rated category are securities comprising 7.2% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.3%), Baa/BBB (6.7%) and Ba/BB (.2%).

2 Included in the Not Rated category are securities comprising 15.7% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: A/A (.3%) and Baa/BBB (15.4%).

3 Included in the Not Rated category are securities comprising .6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: F-1/MIG 1, P-1/SP-1, A-1 (.6%)

 4 Included in the Not Rated category are securities comprising 7.3% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (6.3%), B (.8%) and F-1/MIG1, P-1/SP-1, A-1 (.2%).

 5 Included in the Not Rated category are securities comprising 7.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: A/A (.9%) and Baa/BBB (6.7%).

 6 Included in the Not Rated category are securities comprising 8.7% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (2.8%), A/A (.9%), Baa/BBB (3.5%) and Ba/BB (1.5%).

7 Included in the Not Rated category are securities comprising 3.7% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.3%), Aa/AA (.1%) and Baa/BBB (3.3%).

8 Included in the Not Rated category are securities comprising 1.7% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: BBB (1.7%).

9 Included in the Not Rated category are securities comprising 3.5% of the Ohio Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.1%), A/A (.3%), Baa/BBB (1.8%) and B (.3%).

10    Included in the Not Rated category are securities comprising 11.8% of the Pennsylvania Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.9%), A/A (1.7%), Baa/BBB (4.0%), Ba/BB (3.1%) and B (2.1%).

11    Included in the Not Rated category are securities comprising 3.1% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.7%) and Baa/BBB (2.4%).

12    Included in the Not Rated category are securities comprising 1.7% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (1.7%).




                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                         PART C. OTHER INFORMATION
                           _________________________

Item 24.  Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement

               Condensed Financial Information for the period from May 28, 1987 (commencement of operations for the Connecticut Series, Florida Series, Maryland Series, Massachusetts
               Series, Michigan Series, Minnesota Series, Ohio Series and Texas Series, except the Pennsylvania Series (which commenced operations on July 30, 1987)) to April 30, 1988 and for each of the eight years ended April 30, 1996 for such Series; for the North Carolina Series and Virginia Series for the period from August 1, 1991 (commencement of operations) to April
               30, 1992 and for each of the four years ended April 30, 1996; for the Georgia Series for the period from September 3, 1992 (commencement of operations) to April 30, 1993 and for the three years ended April 30, 1996; for the New Jersey Series for the period from May 3, 1994 (commencement of operations) to July 31, 1994, for each of the two years ended July 30, 1996, and for the nine month period from August 1, 1996 to April 30, 1997.



                    Included in Part B of the Registration Statement:

                                   Statement of Investments-- for the New
                    Jersey Series as of April 30, 1997

                                   Statement of Assets and Liabilities-- for
                    the New Jersey Series as of April 30, 1997

                                   Statement of Operations-- for the New
                    Jersey Series for the year ended July 31, 1996 and for the nine months ended April 30, 1997.

                                   Statement of Changes in Net Assets-- for
                    the New Jersey Series for each of the years ended July 31, 1995 and 1996 and for the nine months ended April 30, 1997.

                    Notes to Financial Statements

                                   Report of Ernst & Young LLP, Independent
                    Auditors, for the New Jersey Series, dated June 5, 1997.


All schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________


 (b)      Exhibits:

          (1) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

          (2) Registrant's By-Laws, as amended are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

          (5)  Management Agreement is incorporated by reference to Exhibit
          (5) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

          (6)(a) Distribution Agreement is incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

          (6)(b) Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

          (6)(c) Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.


          (8)(a)    Custody Agreement.


(8)(b) Sub-Custodian Agreements are incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on August 18, 1994.

          (9) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

          (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

          (11) Consent of Independent Auditors.

          (15) Distribution Plan is incorporated by reference to Exhibit
          (15) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

          (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on August 18, 1994.

          (17) Financial Data Schedules.
Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          (18) Registrant's Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 24 to the
          Registration Statement on Form N-1A, filed on July 18, 1996.

          Other Exhibits
          ______________


                              (a)  Powers of Attorney of the Trustees and
                                   officers.

                              (b)  Certificate of Assistant Secretary.


Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable


Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                   (2)

                                              Number of Record
        Title of Class                 Holders as of August 21, 1996
        ______________                 _____________________________

        Shares of
        beneficial interest,
        par value $.001 per share       Class A      Class B       Class C

        Connecticut Series-             6,516        1,295            27

        Florida Series-                 4,920          588             4

        Georgia Series-                   207          461             4

        Maryland Series-                6,492        1,660             3

        Massachusetts Series-           1,660          148             1

        Michigan Series-                4,597          590             6

        Minnesota Series-               3,043          928             3

        North Carolina Series-          1,156        1,306             1

        Ohio Series-                    5,938        1,371             3


                                              Number of Record
        Title of Class                 Holders as of August 21, 1996
        ______________                 _____________________________

        Shares of
        beneficial interest,
        par value of $.001 per share    Class A      Class B       Class C

        Pennsylvania Series-            6,282        2,725             6

        Texas Series-                   1,084          429             5

        Virginia Series-                1,621        1,004             6

Item 27.  Indemnification
_______   _______________

               Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.
          The application of these provisions is limited by Article 10 of the Registrant's By-Laws, as amended, incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

                         Insofar as indemnification for liabilities arising
               under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

               Reference is also made to the Distribution Agreement attached as Exhibit (6)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

Item 28.  Business and Other Connections of Investment Adviser.
_______   ____________________________________________________

               The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.




Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                                                       Past Chairman of the
                              Board of Trustees:
                                                                 Skillman
                                   Foundation;
                                                       Member of The Board
                              of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director


W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                      Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                                                 The Chase
                                   Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of
Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of
Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                                          The Dreyfus Consumer
                                   Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+
______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
 *** The address of the business so indicated is 131 Second Street, Lewes,
       Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston,
       Massachusetts 02108.
+      The address of the business so indicated is Atrium Building, 80
       Route
       4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 29.  Principal Underwriters
________  ______________________


     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

          1)        Comstock Partners Funds, Inc.
          2)        Dreyfus A Bonds Plus, Inc.
3)        Dreyfus Appreciation Fund, Inc.
4)        Dreyfus Asset Allocation Fund, Inc.
5)        Dreyfus Balanced Fund, Inc.
6)        Dreyfus BASIC GNMA Fund
7)        Dreyfus BASIC Money Market Fund, Inc.
8)        Dreyfus BASIC Municipal Fund, Inc.
9)        Dreyfus BASIC U.S. Government Money Market Fund
10)       Dreyfus California Intermediate Municipal Bond Fund
11)       Dreyfus California Tax Exempt Bond Fund, Inc.
12)       Dreyfus California Tax Exempt Money Market Fund
13)       Dreyfus Cash Management
14)       Dreyfus Cash Management Plus, Inc.
15)       Dreyfus Connecticut Intermediate Municipal Bond Fund
16)       Dreyfus Connecticut Municipal Money Market Fund, Inc.
17)       Dreyfus Florida Intermediate Municipal Bond Fund
18)       Dreyfus Florida Municipal Money Market Fund
19)       The Dreyfus Fund Incorporated
20)       Dreyfus Global Bond Fund, Inc.
          21)       Dreyfus Global Growth Fund
          22)       Dreyfus GNMA Fund, Inc.
23)       Dreyfus Government Cash Management
24)       Dreyfus Growth and Income Fund, Inc.
25)       Dreyfus Growth and Value Funds, Inc.
26)       Dreyfus Growth Opportunity Fund, Inc.
27)       Dreyfus Income Funds
28)       Dreyfus Institutional Money Market Fund
          29)       Dreyfus Institutional Short Term Treasury Fund
          30)       Dreyfus Insured Municipal Bond Fund, Inc.
31)       Dreyfus Intermediate Municipal Bond Fund, Inc.
32)       Dreyfus International Funds, Inc.
33)       The Dreyfus/Laurel Funds, Inc.
34)       The Dreyfus/Laurel Funds Trust
35)       The Dreyfus/Laurel Tax-Free Municipal Funds
36)       Dreyfus Stock Index Fund, Inc.
37)       Dreyfus LifeTime Portfolios, Inc.
38)       Dreyfus Liquid Assets, Inc.
39)       Dreyfus Massachusetts Intermediate Municipal Bond Fund
40)       Dreyfus Massachusetts Municipal Money Market Fund
41)       Dreyfus Massachusetts Tax Exempt Bond Fund
42)       Dreyfus MidCap Index Fund
43)       Dreyfus Money Market Instruments, Inc.
44)       Dreyfus Municipal Bond Fund, Inc.
45)       Dreyfus Municipal Cash Management Plus
46)       Dreyfus Municipal Money Market Fund, Inc.
47)       Dreyfus New Jersey Intermediate Municipal Bond Fund
48)       Dreyfus New Jersey Municipal Bond Fund, Inc.
49)       Dreyfus New Jersey Municipal Money Market Fund, Inc.
50)       Dreyfus New Leaders Fund, Inc.
51)       Dreyfus New York Insured Tax Exempt Bond Fund
52)       Dreyfus New York Municipal Cash Management
53)       Dreyfus New York Tax Exempt Bond Fund, Inc.
54)       Dreyfus New York Tax Exempt Intermediate Bond Fund
55)       Dreyfus New York Tax Exempt Money Market Fund
56)       Dreyfus 100% U.S. Treasury Intermediate Term Fund
57)       Dreyfus 100% U.S. Treasury Long Term Fund
58)       Dreyfus 100% U.S. Treasury Money Market Fund
59)       Dreyfus 100% U.S. Treasury Short Term Fund
60)       Dreyfus Pennsylvania Intermediate Municipal Bond Fund
61)       Dreyfus Pennsylvania Municipal Money Market Fund
62)       Dreyfus S&P 500 Index Fund
63)       Dreyfus Short-Intermediate Government Fund
64)       Dreyfus Short-Intermediate Municipal Bond Fund
65)       Dreyfus Investment Grade Bond Funds, Inc.
66)       The Dreyfus Socially Responsible Growth Fund, Inc.
67)       Dreyfus Tax Exempt Cash Management
68)       The Dreyfus Third Century Fund, Inc.
69)       Dreyfus Treasury Cash Management
70)       Dreyfus Treasury Prime Cash Management
71)       Dreyfus Variable Investment Fund
72)       Dreyfus Worldwide Dollar Money Market Fund, Inc.
73)       General California Municipal Bond Fund, Inc.
74)       General California Municipal Money Market Fund
75)       General Government Securities Money Market Fund, Inc.
76)       General Money Market Fund, Inc.
77)       General Municipal Bond Fund, Inc.
78)       General Municipal Money Market Fund, Inc.
79)       General New York Municipal Bond Fund, Inc.
          80)  General New York Municipal Money Market Fund

81)  Dreyfus Premier Insured Municipal Bond Fund
          82)       Dreyfus Premier California Municipal Bond Fund
83)       Dreyfus Premier Equity Funds, Inc.
84)       Dreyfus Premier Global Investing, Inc.
85)       Dreyfus Premier GNMA Fund
86)       Dreyfus Premier Worldwide Growth Fund, Inc.
87)       Dreyfus Premier Municipal Bond Fund
88)       Dreyfus Premier New York Municipal Bond Fund
89)       Dreyfus Premier State Municipal Bond Fund
90)       Dreyfus Premier Strategic Growth Fund
91)       Dreyfus Premier Value Fund




(b)
                                                       Positions and
Name and principal       Positions and offices with         offices with
business address              the Distributor                    Registrant
__________________       ___________________________        _____________

Marie E. Connolly+       Director, President, Chief         President and
                         Executive Officer and Compliance   Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer   Vice President
                         and Chief Financial Officer        and Assistant
                                                            Treasurer

John E. Pelletier+       Senior Vice President, General     Vice President
                         Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+            First Vice President               None

Dale F. Lampe+           Vice President                     None

Mary A. Nelson+          Vice President                     Vice President
                                                            and Assistant
                                                            Treasurer

Paul Prescott+           Vice President                     None

Elizabeth A. Bachman++   Assistant Vice President          Vice President
                                                           and Assistant
                                                           Secretary

Jean M. O'Leary+         Assistant Secretary and           None
                         Assistant Clerk

John W. Gomez+           Director                          None

William J. Nutt+         Director                          None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York
    10166.
Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.




                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this
Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 11th day of June, 1997.



          DREYFUS PREMIER STATE MUNICIPAL BOND FUND


          BY:  /s/Marie E. Connolly*
               Marie E. Connolly, PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration
Statement
 has been signed below by the following persons in the capacities and on the date indicated.


         Signatures                        Title                      Date
___________________________     ______________________________


/s/Marie E. Connolly*          President (Principal Executive      6/11/97
______________________________ Officer) and Treasurer
Marie E. Connolly

/s/Joseph F. Tower, III*       Vice President and Assistant        6/11/97
______________________________ Treasurer (Principal Accounting
Joseph F. Tower, III           and Financial Officer)

/s/Clifford L. Alexander, Jr.* Trustee                             6/11/97
______________________________
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*             Trustee                             6/11/97
______________________________
Peggy C. Davis

/s/Joseph S. DiMartino*        Chaiman of the Board of             6/11/97
______________________________ Trustees
Joseph S. DiMartino

/s/Ernest Kafka*               Trustee                             6/11/97
______________________________
Ernest Kafka

/s/Saul B. Klaman*             Trustee                             6/11/97
______________________________
Saul B. Klaman


/s/Nathan Leventhal*           Trustee                             6/11/97
______________________________
Nathan Leventhal



*BY: __________________________
     Elizabeth A. Bachman,
     Attorney-in-Fact





                             INDEX OF EXHIBITS
                             __________________


     ITEM                                                        PAGE
     ____                                                        ____

     (b)       Exhibits:

     (8)(a)    Custody Agreement

     (11)      Consent of Independent Auditors

     (17)      Financial Data Schedule

     (18) (a)  Powers of Attorney of the Trustees and Officers

          (b)  Certificate of Assistant Secretary